                                                                 EXHIBIT 10.1



                        CMC SECURITIES CORPORATION III,

                                  as Depositor


                              BANK OF AMERICA, FSB
                                      and
                          CENDANT MORTGAGE CORPORATION

                              as Master Servicers


                                      and


                 FIRST CHICAGO NATIONAL PROCESSING CORPORATION

                                  as Custodian


                                      and


                       THE FIRST NATIONAL BANK OF CHICAGO

                             as Certificate Trustee

                     ----------------------------------

                        POOLING AND SERVICING AGREEMENT

                            Dated as of March 1, 1998

                     ----------------------------------

                         CMC Securities Corporation III

                      Collateralized Mortgage Obligations

                                 Series 1998-1

                               TABLE OF CONTENTS

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ARTICLE I- DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
       Section 1.01  Definitions  . . . . . . . . . . . . . . . . . . . . . .  1

ARTICLE II - CONVEYANCE OF MORTGAGE LOANS . . . . . . . . . . . . . . . . . . 18
       Section 2.01. Conveyance of Mortgage Loans to Certificate Trustee  . . 18
       Section 2.02. Acceptance of Mortgage Loans by Certificate Trustee  . . 21
       Section 2.03. Representations, Warranties and Covenants of the
                        Master Servicers  . . . . . . . . . . . . . . . . . . 23
       Section 2.04  Assignment of Interest in the Mortgage Loan Purchase
                        Agreement   . . . . . . . . . . . . . . . . . . . . . 24
       Section 2.05  Substitution of Mortgage Loans   . . . . . . . . . . . . 25
       Section 2.06. Representations and Warranties Concerning the
                        Depositor   . . . . . . . . . . . . . . . . . . . . . 26
       Section 2.07. The Custodian  . . . . . . . . . . . . . . . . . . . . . 27

ARTICLE III - ADMINISTRATION AND SERVICING OF MORTGAGE LOANS  . . . . . . . . 28
       Section 3.01. Master Servicers to Master Service   . . . . . . . . . . 28
       Section 3.02. Delivery of Documents to Successor Master Servicers  . . 28
       Section 3.03. Collection of Mortgage Loan Payments   . . . . . . . . . 29
       Section 3.04. Collection of Taxes, Assessments and Similar Items;
                        Servicing Accounts  . . . . . . . . . . . . . . . . . 29
       Section 3.05. Access to Certain Documentation and Information
                        Regarding the Mortgage Loans  . . . . . . . . . . . . 30
       Section 3.06. Maintenance of Primary Mortgage Insurance Policies;
                        Collection Thereunder   . . . . . . . . . . . . . . . 31
       Section 3.07. Maintenance of Hazard Insurance and Fidelity Coverage  . 31
       Section 3.08. Due-on-Sale Clauses; Assumption Agreements   . . . . . . 32
       Section 3.09. Realization upon Defaulted Mortgage Loans  . . . . . . . 33
       Section 3.10. Certificate Trustee to Cooperate; Release of Mortgage
                        Files   . . . . . . . . . . . . . . . . . . . . . . . 34
       Section 3.11. Master Servicing Compensation  . . . . . . . . . . . . . 35
       Section 3.12. Annual Statement of Compliance   . . . . . . . . . . . . 36
       Section 3.13. Annual Independent Public Accountants'
                        Servicing Report  . . . . . . . . . . . . . . . . . . 36
       Section 3.14. REMIC-Related Covenants  . . . . . . . . . . . . . . . . 37
       Section 3.15. Additional Information   . . . . . . . . . . . . . . . . 37
       Section 3.16. Master Servicer Reports  . . . . . . . . . . . . . . . . 37

ARTICLE IV- ACCOUNTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 39
       Section 4.01. Protected Accounts   . . . . . . . . . . . . . . . . . . 39
       Section 4.02. Certificate Account  . . . . . . . . . . . . . . . . . . 41
       Section 4.03. Permitted Withdrawals and Transfers from the
                        Certificate Account   . . . . . . . . . . . . . . . . 42
       Section 4.04  Buydown Fund Accounts  . . . . . . . . . . . . . . . . . 45

                               TABLE OF CONTENTS

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ARTICLE V - CERTIFICATES  . . . . . . . . . . . . . . . . . . . . . . . . . . 46
       Section 5.01. The Certificates   . . . . . . . . . . . . . . . . . . . 46
       Section 5.02. Certificates Issuable in Series; Authorized
                        Denominations   . . . . . . . . . . . . . . . . . . . 46
       Section 5.03. Registration of Transfer and Exchange of
                        Certificates  . . . . . . . . . . . . . . . . . . . . 47
       Section 5.04. Mutilated, Destroyed, Lost or Stolen Certificates  . . . 47
       Section 5.05. Persons Deemed Owners  . . . . . . . . . . . . . . . . . 48
       Section 5.06. Office for Transfer of Certificates  . . . . . . . . . . 48

ARTICLE VI - PAYMENTS TO CERTIFICATEHOLDERS . . . . . . . . . . . . . . . . . 48
       Section 6.01. Distributions to Certificateholders  . . . . . . . . . . 48
       Section 6.02. Statements to Certificateholders   . . . . . . . . . . . 48
       Section 6.03. Monthly Advances   . . . . . . . . . . . . . . . . . . . 50
       Section 6.04. Compensating Interest Payments   . . . . . . . . . . . . 51
       Section 6.05. Reports of Foreclosures and Abandonment of
                        Mortgaged Property  . . . . . . . . . . . . . . . . . 51

ARTICLE VII - THE MASTER SERVICERS  . . . . . . . . . . . . . . . . . . . . . 51
       Section 7.01. Liabilities of the Master Servicers  . . . . . . . . . . 51
       Section 7.02. Merger or Consolidation of a Master Servicer   . . . . . 51
       Section 7.03. Indemnification of the Certificate Trustee   . . . . . . 51
       Section 7.04. Limitation on Liability of the Master Servicer and
                        Others  . . . . . . . . . . . . . . . . . . . . . . . 52
       Section 7.05. No Master Servicer to Resign   . . . . . . . . . . . . . 53
       Section 7.06. Sale and Assignment of Master Servicing  . . . . . . . . 53

ARTICLE VIII - DEFAULT  . . . . . . . . . . . . . . . . . . . . . . . . . . . 54
       Section 8.01. Events of Default  . . . . . . . . . . . . . . . . . . . 54
       Section 8.02. Certificate Trustee to Act; Appointment of Successor   . 55
       Section 8.03. Notification to Certificateholders   . . . . . . . . . . 56
       Section 8.04. Waiver of Defaults   . . . . . . . . . . . . . . . . . . 56
       Section 8.05. List of Certificateholders   . . . . . . . . . . . . . . 57

ARTICLE IX - CONCERNING THE CERTIFICATE TRUSTEE . . . . . . . . . . . . . . . 57
       Section 9.01. Duties of Certificate Trustee  . . . . . . . . . . . . . 57
       Section 9.02. Certain Matters Affecting the Certificate Trustee  . . . 59
       Section 9.03. Certificate Trustee Not Liable for Certificates or
                       Mortgage Loans   . . . . . . . . . . . . . . . . . . . 60
       Section 9.04. Certificate Trustee May Own Certificates   . . . . . . . 61
       Section 9.05. Certificate Trustee's Fees and Expenses  . . . . . . . . 61
       Section 9.06. Eligibility Requirements for Certificate Trustee   . . . 61
       Section 9.07. Insurance  . . . . . . . . . . . . . . . . . . . . . . . 62
       Section 9.08. Resignation and Removal of the Certificate Trustee   . . 62
       Section 9.09. Successor Certificate Trustee  . . . . . . . . . . . . . 63
       Section 9.10. Merger or Consolidation of Certificate Trustee   . . . . 63

                               TABLE OF CONTENTS

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       Section 9.11.    Appointment of Co-Certificate Trustee or Separate
                           Certificate Trustee  . . . . . . . . . . . . . . . 63
       Section 9.12.    Master Servicers Shall Provide Information as
                           Reasonably Required  . . . . . . . . . . . . . . . 65

ARTICLE X - TERMINATION . . . . . . . . . . . . . . . . . . . . . . . . . . . 65
       Section 10.01.   Termination of a Series Upon Repurchase by
                           BSMCC or its Designee or the Depositor or
                           Liquidation of the Mortgage Loans  . . . . . . . . 65

ARTICLE XI - MISCELLANEOUS PROVISIONS . . . . . . . . . . . . . . . . . . . . 67
       Section 11.01.   Amendment   . . . . . . . . . . . . . . . . . . . . . 67
       Section 11.02.   Recordation of Agreement  . . . . . . . . . . . . . . 68
       Section 11.03.   Limitation on Rights of Certificateholders  . . . . . 68
       Section 11.04.   Acts of Certificateholders  . . . . . . . . . . . . . 69
       Section 11.05.   Governing Law   . . . . . . . . . . . . . . . . . . . 70
       Section 11.06.   Notices   . . . . . . . . . . . . . . . . . . . . . . 70
       Section 11.07.   Severability of Provisions  . . . . . . . . . . . . . 71
       Section 11.08.   Successors and Assigns  . . . . . . . . . . . . . . . 71
       Section 11.09.   Article and Section Headings  . . . . . . . . . . . . 71
       Section 11.10.   Counterparts  . . . . . . . . . . . . . . . . . . . . 72
       Section 11.11.   Notice to Rating Agencies   . . . . . . . . . . . . . 72


                                   SCHEDULES

Schedule I    -         Schedule of Group 1 Loans
Schedule II   -         Schedule of Group 2 Loans
Schedule III  -         Schedule of Group 3 Loans

                                    EXHIBITS

Exhibit A     -         Form of Certificate
Exhibit B-1   -         Group 1 Mortgage Loan Schedule
Exhibit B-2   -         Group 2 Mortgage Loan Schedule
Exhibit B-3   -         Group 3 Mortgage Loan Schedule
Exhibit C     -         Representations and Warranties of BSMCC Covering the
                        Mortgaged Loans
Exhibit D     -         Request for Release of Documents
Exhibit E     -         Form of Purchaser Representation Letter
Exhibit F     -         [Reserved]
Exhibit G     -         Form of Initial Certification
Exhibit H     -         Form of Final Certification
Exhibit I-1   -         Master Servicer's Report (Cendant)
Exhibit I-2   -         Master Servicer's Report (BAFSB)
Exhibit J     -         List of Mortgage Loans for Which Mortgage Notes are
                        Lost

                        POOLING AND SERVICING AGREEMENT

       This Pooling and Servicing Agreement dated as of March 1, 1998, is executed by and between CMC Securities Corporation III, a Delaware corporation, as the depositor (the "Depositor"), Bank of America, FSB ("BAFSB"), and Cendant Mortgage Corporation ("Cendant" and, together with BAFSB, the "Master Servicers"), as master servicers, First Chicago National Processing Corporation, as custodian (the "Custodian"), The First National Bank of Chicago, a national banking association, not in its individual capacity but solely as certificate trustee (the "Certificate Trustee") and, solely as to Sections 2.02, 2.04 and 2.05 and Article X, Bear Stearns Mortgage Capital Corporation ("BSMCC").

                             PRELIMINARY STATEMENT

       On or prior to the Closing Date, the Depositor has acquired the Mortgage Loans from Capstead Capital Corporation ("CCC"), which, in turn, has acquired the Mortgage Loans from Bear Stearns Mortgage Capital Corporation ("BSMCC").
On the Closing Date, the Depositor will sell the Mortgage Loans and certain other property to the Certificate Trustee and receive in consideration therefor Certificates evidencing the entire beneficial ownership interest in the Trusts. The Certificates will be issued pursuant to this Agreement in three Series, each of which shall evidence the entire beneficial ownership interest in a Mortgage Loan Group consisting of Mortgage Loans.

       The Mortgage Loans will have an Outstanding Principal Balance as of the Cut-off Date, after deducting all Scheduled Principal due on or before the Cut-off Date, of $593,796,661. The initial principal amount of the Certificates will not exceed such Outstanding Principal Balance.

       In consideration of the mutual agreements herein contained, the parties hereto agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

       Section 1.01  Definitions.

       Whenever used in this Agreement, the following words and phrases, unless otherwise expressly provided or unless the context otherwise requires, shall have the meanings specified in this Article.

       Account: The Buydown Fund Accounts, the Certificate Account (including each subaccount thereof), the Protected Accounts or the Servicing Accounts as the context may require.

       Adjustment Amount:  As defined in the Series Supplement.

       Affiliate: As to any Person, any other Person controlling, controlled by or under common control with such Person. "Control" means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise. "Controlled" and "Controlling" have meanings correlative to the foregoing. The

Certificate Trustee may conclusively presume that a Person is not an Affiliate of another Person unless a Responsible Officer of the Certificate Trustee has actual knowledge to the contrary.

       Agreement: This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

       Applicable Credit Rating: A credit rating of "Aaa", in the case of Moody's or a rating of "AAA", in the case of DCR, for any long-term deposit or security or a rating of "Prime-1" in the case of Moody's or "D-1+" in the case of DCR, for any short-term deposit or security.

       Appraised Value: For any Mortgaged Property, the amount set forth as the appraised value of such Mortgaged Property in an appraisal made for the mortgage originator in connection with its origination of the related Mortgage Loan.

       Available Funds: With respect to any Distribution Date, the sum of the Group 1 Available Funds, the Group 2 Available Funds and the Group 3 Available Funds for such Distribution Date.

       Assignment Agreement: The Assignment, Assumption and Recognition Agreement dated as of March 31, 1998 by and among CCC, the Depositor and BSMCC.

       Authorized Denominations: With respect to the Certificates, an initial Certificate Principal Balance equal to $25,000 and integral multiples of $1 in excess thereof, except that one Certificate of each Series may be issued in a different amount.

       BA Loan Sale Agreement: The Purchase, Warranties and Servicing Agreement among BAFSB, BANTSA and BSMCC, dated as of February 26, 1998, and the related Term Sheet dated March 25, 1998, as each may be amended or supplemented from time to time, with respect to the BA Mortgage Loans.

       BA Mortgage Loans: The Mortgage Loans that were originated or acquired by BAFSB or BANTSA, as indicated on the Mortgage Loan Schedule relating to the Group 1 Mortgage Loans, and sold to BSMCC pursuant to the BA Loan Sale Agreement.

       BAFSB:  Bank of America, FSB, or its successors in interest.

       Bankruptcy Code: The United States Bankruptcy Code, as amended as codified in 11 U.S.C. Sections 101-1330.

       BANTSA: Bank of America National Trust and Savings Association, or its successors in interest.

       Bonds:  The bonds issued pursuant to the Indenture.

       BSMCC:  Bear Stearns Mortgage Capital Corporation.

       Business Day: Any day other than (i) a Saturday or a Sunday, or (ii) a day on which the New York Stock Exchange is closed or on which banking institutions in New York City or in the States of California, New Jersey or Virginia are authorized or obligated by law or executive order to be closed.

       Buydown Fund: A fund provided by the originator of a Mortgage Loan or another Person with respect to a Buydown Loan which provides an amount sufficient to subsidize regularly scheduled principal and interest payments due on such Buydown Loan for a period. Buydown Funds are funded at the par values of future payment subsidies. Buydown Funds may be held in a separate Buydown Fund Account or may be held in a Protected Account.

       Buydown Fund Account: A separate account or accounts created and maintained pursuant to Section 4.04 with the corporate trust department of the Certificate Trustee or another financial institution approved by the related Master Servicer. Each Buydown Fund Account shall be a Rating Agency Eligible Account.

       Buydown Loan: A Mortgage Loan for which the Mortgage Interest Rate has been subsidized through a Buydown Fund provided at the time of origination of such Mortgage Loan.

       CCC:  Capstead Capital Corporation.

       Cendant: Cendant Mortgage Corporation, or its successors in interest.

       Cendant Loan Sale Agreement: The Seller's Warranties and Servicing Agreements between Cendant and BSMCC, each dated as of March 1, 1998, as amended or supplemented from time to time, with respect to the Cendant Mortgage Loans.

       Cendant Mortgage Loans: The Mortgage Loans that were originated or acquired by Cendant, as indicated on the Mortgage Loan Schedule relating to the Mortgage Loans, and sold to BSMCC pursuant to the Cendant Loan Sale Agreements.

       Certificate: Any of the Certificates issued pursuant to this Agreement, executed by the Certificate Trustee and authenticated by or on behalf of the Certificate Trustee hereunder in substantially the form set forth in Exhibit A.

       Certificate Account: The trust account or accounts created and maintained pursuant to Section 4.02, which shall be denominated "The First National Bank of Chicago, as Certificate Trustee f/b/o holders of CMC Securities Corporation III Mortgage Pass-Through Certificates, Series 1998-1, Certificate Account".

       Certificate Account Advance: As of any Distribution Date, the amount on deposit in a Protected Account which is not required to be transferred to the Certificate Account for payment during the calendar month in which such Distribution Date occurs but which is deposited in a subaccount of the Certificate Account and used to make a distribution to Certificateholders during such calendar month on account of Scheduled Payments on the Mortgage Loans due on the Due Date for such month not being paid on or before such Determination Date except insofar as such unpaid amounts are the result of application of the Relief Act.

       Certificate Principal Balance: With respect to a Series of Certificates, the Initial Certificate Principal Balance of such Series of Certificates, reduced by all amounts of principal distributed in respect of such Series of Certificates pursuant to the terms of this Agreement, and further reduced by the principal portion of any Realized Losses allocated in respect of such Series of Certificates pursuant to the terms of this Agreement.

       Certificate Register:  The register maintained pursuant to Section 5.03.

       Certificate Trustee: The First National Bank of Chicago, or its successor in interest, or any successor Certificate Trustee appointed as herein provided.

       Certificate Trustee's Fees: The amount to be paid to the Certificate Trustee for performing its services hereunder. The Certificate Trustee's Fee shall, as to any Distribution Date, be an amount equal to the investment earnings, net of losses, on the amounts on deposit from time to time in the Certificate Account maintained by the Certificate Trustee.

       Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purposes of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor, any Master Servicer or any Affiliate thereof shall be deemed not to be outstanding and the Fractional Undivided Interest evidenced thereby shall not be taken into account in determining whether the requisite percentage of Fractional Undivided Interests necessary to effect any such consent has been obtained; provided, however, that the Certificate Trustee may conclusively rely upon an Officer's Certificate to determine whether any Person is an Affiliate of the Depositor or any Master Servicer.

       Closing Date: March 31, 1998.

       Code:  The Internal Revenue Code of 1986, as amended.

       Compensating Interest Payments:  As defined in Section 6.04.

       Corporate Trust Office: The office of the Certificate Trustee at which at any particular time its corporate trust business is administered, which office, at the date of the execution of this Agreement, is located at 1 National Plaza, Suite 0126, Chicago, Illinois 60670-0126 Attention: Corporate Trust Department.

       Custodial Agreement: Any agreement between the Certificate Trustee and the entity named therein pursuant to which such entity agrees to act as custodian of some or all of the Mortgage Files.

       Custodian: First Chicago National Processing Corporation, or any successor custodian appointed in accordance with this Agreement and any applicable Custodial Agreement that has accepted such appointment in connection therewith.

       Cut-off Date: March 1, 1998.

       Cut-off Date Balance: (1) With respect to the Group 1 Mortgage Loans, $415,921,869, (2) with respect to the Group 2 Mortgage Loans, $88,317,906 and with respect to the Group 3 Mortgage Loans, $89,556,886.

       DCR: Duff & Phelps Credit Rating Co.

       Debt Service Reduction: Any reduction of the Scheduled Payments which a Mortgagor is obligated to pay with respect to a Mortgage Loan as a result of any proceeding under the Bankruptcy Code or any other similar state law or other proceeding.

       Debtor Relief Laws: Any applicable liquidation, conservatorship, receivership, bankruptcy, insolvency, rearrangement, moratorium, reorganization, or similar debtor relief laws affecting the rights of creditors generally from time to time in effect.

       Defaulted Mortgage Loan: Any Mortgage Loan as to which the Mortgagor has failed to make unexcused payment in full of three or more consecutive Scheduled Payments.

       Deficient Valuation: With respect to any Mortgage Loan, a valuation of the Mortgaged Property by a court of competent jurisdiction in an amount less than the then outstanding indebtedness under the Mortgage Loan, which valuation results from a proceeding initiated under the Bankruptcy Code or any other similar state law or other proceeding.

       Depositor: CMC Securities Corporation III, a Delaware corporation, or its successors in interest.

       Designated Depository Institution: A depository institution, commercial bank, federal savings bank, mutual savings bank or savings and loan association (which may include BANTSA and BAFSB) or trust company (which may include the Certificate Trustee), the deposits of which are fully insured by the FDIC to the extent provided by law.

       Determination Date: The 18th day of the month of the Distribution Date, or if such day is not a Business Day, the preceding Business Day.

       Discount Mortgage Loan: Any Group 1 Mortgage Loan with a Net Rate less than 6.75% per annum and any Group 2 Mortgage Loan with a Net Rate less than 6.50% per annum.

       Distribution Date: The 25th day of any month, beginning in the month immediately following the month of the Closing Date, or, if such 25th day is not a Business Day, the immediately following Business Day.

       Due Date: With respect to each Mortgage Loan, the first day of each calendar month.

       Due Period: With respect to any Distribution Date, the period commencing on the second day of the month preceding the month in which the Distribution Date occurs and ending at the close of business on the first day of the month in which the Distribution Date occurs.

       Event of Default:  An event described in Section 8.01.

       Excess Liquidation Proceeds: To the extent that such amount is not required by law to be paid to the related Mortgagor, the amount, if any, by which Liquidation Proceeds with respect to a Liquidated Mortgage Loan exceed the sum of (i) the Outstanding Principal Balance of such Mortgage Loan and accrued but unpaid interest at the related Mortgage Interest Rate through the last day of the month in which the related Liquidation Date occurs, plus (ii) related Liquidation Expenses.

       FDIC:  Federal Deposit Insurance Corporation or any successor thereto.

       FNMA:  Federal National Mortgage Association or any successor thereto.

       Fractional Undivided Interest: With respect to any Certificate of a Series, the fractional undivided interest in the related Trust Fund for such Series as evidenced by such Certificate.

       Freddie Mac: Freddie Mac, formerly the Federal Home Loan Mortgage Corporation, or any successor thereto.

       Group Available Funds: Reference to any one of the Group 1 Available Funds, Group 2 Available Funds or Group 3 Available Funds.

       Group 1 Available Funds, Group 2 Available Funds, Group 3 Available
Funds: With respect to any Distribution Date, an amount equal to the aggregate of the following amounts with respect to the Mortgage Loans in Mortgage Loan Groups 1, 2 and 3, respectively: (a) all previously undistributed payments on account of principal (including the principal portion of Scheduled Payments, Principal Prepayments and the principal portion of Net Liquidation Proceeds) and all previously undistributed payments on account of interest received after the Cut-off Date and on or prior to the related Determination Date, (b) any Monthly Advances (including Certificate Account Advances) and Compensating Interest Payments by the Master Servicer with respect to such Distribution Date and (c) any amount reimbursed by the Master Servicer pursuant to 4.01(a) in connection with losses on Permitted Investments, except:

              (i)  all payments that were due on or before the Cut-off Date;

              (ii) all Principal Prepayments and Liquidation Proceeds received after the applicable Prepayment Period;

              (iii) all payments, other than Principal Prepayments, that represent early receipt of Scheduled Payments due on a date or dates subsequent to the related Due Date;

              (iv) amounts received on particular Mortgage Loans as late payments of principal or interest and respecting which, and to the extent that, there are any unreimbursed Monthly Advances (including Certificate Account Advances);

              (v) amounts of Monthly Advances (including Certificate Account Advances) determined to be Nonrecoverable Advances; and

              (vi) amounts permitted to be withdrawn from the Certificate Account pursuant to Section 4.03(a).

       Group 1 Mortgage Loan Schedule: The schedule attached hereto as Exhibit B-1 with respect to the Group 1 Mortgage Loans, as amended from time to time to reflect the repurchase or substitution of Group 1 Mortgage Loans pursuant to this Agreement.

       Group 1 Mortgage Loans: The Mortgage Loans identified in the Group 1 Mortgage Loan Schedule.

       Group 2 Mortgage Loan Schedule: The schedule attached hereto as Exhibit B-2 with respect to the Group 2 Mortgage Loans, as amended from time to time to reflect the repurchase or substitution of Group 2 Mortgage Loans pursuant to this Agreement.

       Group 2 Mortgage Loans: The Mortgage Loans identified in the Group 2 Mortgage Loan Schedule.

       Group 3 Mortgage Loan Schedule: The schedule attached hereto as Exhibit B-3 with respect to the Group 3 Mortgage Loans, as amended from time to time to reflect the repurchase or substitution of Group 3 Mortgage Loans pursuant to this Agreement.

       Group 3 Mortgage Loans: The Mortgage Loans identified in the Group 3 Mortgage Loan Schedule.

       Indemnified Persons: The Certificate Trustee, its officers, directors, agents and employees and any separate Co-Certificate Trustee and its officers, directors, agents and employees.

       Indenture: The Indenture, dated as of March 1, 1998, by and between the Depositor and the Indenture Trustee, as supplemented by the Series Supplement.

       Indenture Trustee: The First National Bank of Chicago, or its successors and assigns, as indenture trustee under the Indenture.

       Independent: When used with respect to any specified Person, this term means that such Person (a) is in fact independent of the Depositor, or the applicable Master Servicer and of any Affiliate of the Depositor or the applicable Master Servicer, (b) does not have any direct financial interest or any material indirect financial interest in the Depositor or such Master Servicer, or any Affiliate of the Depositor or such Master Servicer, and (c) is not connected with the Depositor or such Master Servicer, or any Affiliate of the Depositor or such Master Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

       Initial Certificate Principal Balance: With respect to the Series 1998-1A Certificates, $415,921,869, with respect to the Series 1998-1B Certificates, $88,317,906, and with respect to the Series 1998-1C Certificates, $89,556,886.

       Insurance Policy: With respect to any Mortgage Loan, any Primary Mortgage Insurance Policy, standard hazard insurance policy, flood insurance policy or title insurance policy.

       Insurance Proceeds: Amounts paid by the insurer under any Insurance Policy covering any Mortgage Loan or Mortgaged Property other than amounts required to be paid over to the Mortgagor pursuant to law or the related Mortgage Note or Security Instrument and other than amounts used to repair or restore the Mortgaged Property or to reimburse Insured Expenses.

       Insured Expenses:  Expenses covered by any Insurance Policy.

       Insurer:  Any issuer of an Insurance Policy.

       Interest Shortfall: With respect to any Distribution Date and each Mortgage Loan that during the related Prepayment Period was the subject of a Voluntary Principal Prepayment, or constitutes a Relief Act Mortgage Loan, an amount determined as follows:

              (a) partial principal prepayments received during the relevant Prepayment Period: The difference between (i) one month's interest at the applicable Net Rate on the amount of such prepayment and (ii) the amount of interest for the calendar month of such prepayment (adjusted to the applicable Net Rate) received at the time of such prepayment;

              (b) principal prepayments in full received during the relevant Prepayment Period: The difference between (i) one month's interest at the applicable Net Rate on the Scheduled Principal Balance of such Mortgage Loan immediately prior to such prepayment and (ii) the amount of interest for the calendar month of such prepayment (adjusted to the applicable Net Rate) received at the time of such prepayment;

              (c) Relief Act Mortgage Loans: As to any Relief Act Mortgage Loan, the excess of (i) one month's interest at the applicable Net Rate on the Scheduled Principal Balance thereof, over (ii) one month's interest on such Scheduled Principal Balance at the Net Rate required to be paid by the Mortgagor as limited by application of the Relief Act.

       Liquidated Mortgage Loan: Any Defaulted Mortgage Loan as to which the related Master Servicer has determined that all amounts it expects to recover from or on account of such Mortgage Loan have been recovered.

       Liquidation Date: With respect to any Liquidated Mortgage Loan, the date on which the related Master Servicer has certified that such Mortgage Loan has become a Liquidated Mortgage Loan.

       Liquidation Expenses: With respect to a Mortgage Loan in liquidation, unreimbursed expenses paid or incurred by or for the account of the related Master Servicer and not recovered by the Master Servicer under any Primary Mortgage Insurance Policy for reasons other than the Master Servicer's failure to ensure the maintenance of or compliance with a Primary Mortgage Insurance Policy, such expenses including (a) property protection expenses, (b) property sales expenses, (c) foreclosure and sale costs, including court costs and reasonable attorneys' fees, and (d) similar expenses reasonably paid or incurred in connection with liquidation.

       Liquidation Proceeds: Cash received in connection with the liquidation of a Defaulted Mortgage Loan, whether through trustee's sale, foreclosure sale, Insurance Proceeds, condemnation proceeds or otherwise.

       Loan-to-Value Ratio: The fraction, expressed as a percentage, the numerator of which is the original principal balance of the related Mortgage Loan and the denominator of which is the Original Value of the related Mortgaged Property.

       Lost Notes: The original Mortgage Notes that have been lost, as indicated on Exhibit J hereto.

       Master Servicer: With respect to the BA Mortgage Loans, BAFSB, or its successor in interest, or any successor master servicer with respect to the BA Mortgage Loans appointed as herein provided, and with respect to the Cendant Mortgage Loans, Cendant, or its successor in interest, or any successor master servicer with respect to the Cendant Mortgage Loans appointed as herein provided.

       Master Servicer Remittance Date: The 18th day of any month, beginning in the month immediately following the month of the Closing Date, or, if such 18th day is not a Business Day, the immediately following Business Day.

       Master Servicer Report: With respect to the Cendant Mortgage Loans, a report delivered by Cendant, and with respect to the BA Mortgage Loans, a report delivered by BAFSB, in each case pursuant to Section 3.16 hereof.

       Master Servicing Fee: As to any Mortgage Loan and any Distribution Date, an amount equal to 1/12 of the product of (1) the related Master Servicing Fee Rate and (2) the Scheduled Principal Balance as of the related Due Date, before reduction by payments due on such date.

       Master Servicing Fee Rate: With respect to any BA Mortgage Loan, 0.25%, and with respect to any Cendant Mortgage Loan the per annum rate set forth for such Cendant Mortgage Loan in the applicable Mortgage Loan Schedule.

       Monthly Advance: The advance required to be made by a Master Servicer on the related Master Servicer Remittance Date pursuant to Section 6.03.

       Monthly Payment: With respect to any Mortgage Loan and any month, the scheduled payment or payments of principal and interest due during such month on such Mortgage Loan which either is payable by a Mortgagor in such month under the related Mortgage Note or, in the case of REO Property, would otherwise have been payable under the related Mortgage Note.

       Moody's: Moody's Investors Service, Inc.

       Mortgage File: The mortgage documents listed in Section 2.01(c) pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

       Mortgage Interest Rate: The annual rate at which interest accrues from time to time on any Mortgage Loan pursuant to the related Mortgage Note, which rate is equal to the "Mortgage Interest Rate" set forth with respect thereto on the Mortgage Loan Schedule.

       Mortgage Loan: A mortgage loan transferred and assigned to the Certificate Trustee pursuant to Section 2.01 or Section 2.05 and held as a part of the related Trust Fund, as identified in the related Mortgage Loan Schedule, including a mortgage loan, the Mortgaged Property securing which has become an REO Property.

       Mortgage Loan Group: The Group 1 Mortgage Loans, the Group 2 Mortgage Loans or the Group 3 Mortgage Loans, as applicable.

       Mortgage Loan Group 1:  The Group 1 Mortgage Loans.

       Mortgage Loan Group 2:  The Group 2 Mortgage Loans.

       Mortgage Loan Group 3:  The Group 3 Mortgage Loans.

       Mortgage Loan Purchase Agreement: The Mortgage Loan Purchase Agreement dated as of March 31, 1998, between BSMCC, as seller, and CCC, as purchaser.

       Mortgage Loan Schedule(s): One or more of the Group 1 Mortgage Loan Schedule, the Group 2 Mortgage Loan Schedule or the Group 3 Mortgage Loan Schedule.

       Mortgage Note: The originally executed note or other evidence of the indebtedness of a Mortgagor under the related Mortgage Loan.

       Mortgaged Property: Land and improvements securing the indebtedness of a Mortgagor under the related Mortgage Loan or, in the case of REO Property, such REO Property.

       Mortgagor:  The obligor or obligors on a Mortgage Note.

       Net Interest Shortfall: With respect to any Distribution Date, the Interest Shortfall, if any, for such Distribution Date net of Compensating Interest Payments made with respect to such Distribution Date.

       Net Liquidation Proceeds: As to any Liquidated Mortgage Loan, Liquidation Proceeds net of (i) Liquidation Expenses which are payable therefrom to the related Master Servicer in accordance with this Agreement and
(ii) unreimbursed advances by the related Master Servicer and Monthly Advances and Certificate Account Advances.

       Net Rate: With respect to each Mortgage Loan, the Mortgage Interest Rate in effect from time to time less the applicable Master Servicing Fee Rate.

       Non-Discount Mortgage Loan: Any Group 1 Mortgage Loan with a Net Rate equal to or greater than 6.75%, any Group 2 Mortgage Loans with a Net Rate equal to or greater than 6.50% or any Group 3 Mortgage Loan.

       Nonrecoverable Advance: Any advance (i) which was previously made or is proposed to be made by a Master Servicer and (ii) which, in the good faith judgment of such Master Servicer, as evidenced by an Officer's Certificate, will not or, in the case of a proposed advance, would not, be ultimately recoverable by such Master Servicer from Liquidation Proceeds, Insurance Proceeds or future payments on the Mortgage Loan for which such advance was made.

       Officer's Certificate: A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President or a Vice President or Assistant Vice President or other authorized officer of a Master Servicer or, if applicable, BSMCC and delivered to the Certificate Trustee or the Custodian, as required by this Agreement.

       Opinion of Counsel: A written opinion of counsel who is or are acceptable to the Certificate Trustee and who, unless required to be Independent (an "Opinion of Independent Counsel"), may be internal counsel for a Master Servicer.

       Original Value: The lesser of (i) the Appraised Value or (ii) sales price of a Mortgaged Property at the time of origination of a purchase money Mortgage Loan, except that in instances where either (i) or (ii) is unavailable, the other may be used to determine Original Value, or if both (i) and (ii) are unavailable, Original Value may be determined from other sources reasonably acceptable to the Certificate Trustee.

       Outstanding Mortgage Loan: With respect to any Due Date, a Mortgage Loan which, prior to such Due Date, was not the subject of a Principal Prepayment in full, did not become a Liquidated Mortgage Loan and was not purchased pursuant to Sections 2.02 or 2.04.

       Outstanding Principal Balance: As of the time of any determination, the principal balance of a Mortgage Loan remaining to be paid by the Mortgagor, or, in the case of an REO Property, the principal balance of the related Mortgage Loan remaining to be paid by the Mortgagor at the time such property was acquired by the related Trust less any Insurance Proceeds with respect thereto to the extent applied to principal.

       Permitted Investments: Any one or more of the following obligations or securities held in the name of the Certificate Trustee for the benefit of the Certificateholders:

              (i) direct obligations of, and obligations the timely payment of which are fully guaranteed by the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

              (ii) (a) demand or time deposits, federal funds or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia (including the Certificate Trustee acting in its commercial banking capacity) and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or the short-term debt rating and/or the long-term unsecured debt obligations of such depository institution or trust company at the time of such investment or contractual commitment providing for such investment have the Applicable Credit Rating or better from each Rating Agency and (b) any other demand or time deposit or certificate of deposit that is fully insured by the FDIC;

              (iii) repurchase obligations with respect to (a) any security described in clause (i) above or (b) any other security issued or guaranteed by an agency or instrumentality of the United States of America, the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (ii)(a) above where the Certificate Trustee holds the security therefor;

              (iv) securities bearing interest or sold at a discount issued by any corporation (including the Certificate Trustee) incorporated under the laws of the United States of America or any state thereof that have the Applicable Credit Rating or better from each Rating Agency at the time of such investment or contractual commitment providing for such investment; provided, however, that securities issued by any particular corporation will not be Permitted Investments to the extent that investments therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust Fund to exceed 10% of the aggregate Outstanding Principal Balances and amounts of all the Mortgage Loans and Permitted Investments, respectively, held as part of the Trust Fund;

              (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) having the Applicable Credit Rating or better from each Rating Agency at the time of such investment;

              (vi)  a Reinvestment Agreement;

              (vii) any other demand, money market or time deposit, obligation, security or investment as may be acceptable to each Rating Agency as evidenced in writing by each Rating Agency to the Certificate Trustee; and

              (viii) any money market or common trust fund having the Applicable Credit Rating or better from each Rating Agency, including any such fund for which either Master Servicer, the Certificate Trustee or any affiliate of any of them acts as a manager or an advisor;

provided, however, that no instrument or security shall be a Permitted Investment if such instrument or security evidences a right to receive only interest payments with respect to the obligations underlying such instrument or if such security provides for payment of both principal and interest with a yield to maturity in excess of 120% of the yield to maturity at par or if such instrument or security is purchased at a price greater than par.

       Person: Any individual, corporation, partnership, joint venture, association, limited liability company, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

       Prepayment Period: With respect to any Mortgage Loan and any Distribution Date, the calendar month preceding the month of such Distribution Date.

       Primary Mortgage Insurance Policy: Any primary mortgage guaranty insurance policy issued in connection with a Mortgage Loan which provides compensation to a Mortgage Note holder in the event of default by the related Mortgagor under such Mortgage Note or the related Security Instrument, or any replacement policy therefor.

       Principal Prepayment: Any payment (whether partial or full) or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date to the extent that it is not intended by the Mortgagor to be Scheduled Principal and is not accompanied by an amount as to interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment, including Insurance Proceeds and the purchase price in connection with any purchase of a Mortgage Loan, any cash deposit in connection with the substitution of a Mortgage Loan, and the principal portion of Net Liquidation Proceeds.

       Protected Account: An account established and maintained in the name of the Certificate Trustee for the benefit of Certificateholders by either Master Servicer with respect to the Mortgage Loans and with respect to REO Property in a Designated Depository Institution for receipt of principal and interest and other amounts as described in Section 4.01.

       Qualified Insurer: Any insurance company duly qualified as such under the laws of the state or states in which the related Mortgaged Property or Mortgaged Properties is or are located, duly authorized and licensed in such state or states to transact the type of insurance business in which it is engaged and approved as an insurer by the applicable Master Servicer, so long as the claims paying ability of which is acceptable to the Rating Agencies for collateralized mortgage obligations having the same rating as the highest rating given to any Bonds rated by the Rating Agencies as of the Closing Date.

       Rating Agencies: Moody's and DCR.

       Rating Agency Eligible Account: An account, including one maintained with the Certificate Trustee, which either (i) is a trust account maintained with the corporate trust department of a depository institution or trust company (including, without limitation, the Certificate Trustee) organized under the laws of the United States of America or any one of the states thereof or the District of Columbia which is not affiliated with either Master Servicer or any other master servicer other than the Certificate Trustee or (ii) is maintained with an entity which is an institution whose deposits are insured by the FDIC, the unsecured and uncollateralized long-term debt obligations of which shall be rated "A" or higher by Moody's and "A" or higher by DCR, or one of the two highest short-term ratings by each Rating Agency, and which is either (a) a federal savings association duly organized, validly existing and in good standing under the federal banking laws, (b) an institution duly organized, validly existing and in good standing under the applicable banking laws of any state or the District of Columbia, (c) a national banking association under the federal banking laws, or (d) a principal subsidiary of a bank holding company.

       Realized Loss: Any (i) Deficient Valuation or (ii) as to any Liquidated Mortgage Loan, (x) the Outstanding Principal Balance of such Liquidated Mortgage Loan plus accrued and unpaid interest thereon at the Mortgage Interest Rate through the last day of the month of such liquidation less (y) the related Net Liquidation Proceeds with respect to such Mortgage Loan.

       Record Date: With respect to any Distribution Date, the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date.

       Reinvestment Agreement: One or more reinvestment agreements, acceptable to the Certificate Trustee and the Rating Agencies, from a bank, insurance company or other corporation or entity (including the Certificate Trustee).

       Relief Act: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

       Relief Act Mortgage Loan: Any Mortgage Loan as to which the Scheduled Payment thereof has been reduced due to the application of the Relief Act.

       REMIC: A real estate mortgage investment conduit, as defined in the Code.

       REMIC I:  As defined in the Series Supplement.

       REMIC II:  As defined in the Series Supplement.

       REMIC III:  As defined in the Series Supplement.

       REMIC Opinion: An Opinion of Independent Counsel, to the effect that the proposed action described therein would not, under the REMIC Provisions,
(i) cause a Series REMIC to fail to qualify as a REMIC while any regular interest in any Series REMIC is outstanding, (ii) result in a tax on prohibited transactions with respect to any Series REMIC or (iii) constitute a taxable contribution to any Series REMIC after the Startup Day.

       REMIC Provisions: The provisions of the federal income tax law relating to REMICs, which appear at Sections 860A through 860G of the Code, and related provisions and regulations promulgated thereunder, as the foregoing may be in effect from time to time.

       REO Property: A Mortgaged Property acquired in the name of the Certificate Trustee, for the benefit of the Certificateholders, by foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

       Repurchase Price: With respect to any Mortgage Loan (or any property acquired with respect thereto) required to be repurchased pursuant to Section
2.02 or 2.04, an amount equal to the sum of (i) 100% of the Outstanding Principal Balance of such Mortgage Loan as of the date of repurchase (or if the related Mortgaged Property was acquired with respect thereto, 100% of the Outstanding Principal Balance at the date of the acquisition) plus (ii) accrued but unpaid interest on the Outstanding Principal Balance at the related Mortgage Interest Rate, through and including the last day of the month of repurchase reduced by (ii) any portion of the Master Servicing Fee or advances payable to the purchaser of the Mortgage Loan.

       Request for Release: A request for release in the form attached hereto as Exhibit D.

       Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement with respect to such Mortgage Loan.

       Residual Bonds:  The Class R-1, Class R-2 and R-3 Bonds.

       Responsible Officer: Any officer assigned to the Corporate Trust Division (or any successor thereto), including any Vice President, Assistant Vice President, Trust Officer, any Assistant Secretary, any trust officer or any other officer of the Certificate Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Agreement.

       Scheduled Payment: With respect to any Mortgage Loan and any month, the scheduled payment or payments of principal and interest due during such month on such Mortgage Loan which either is payable by a Mortgagor (or payable from Buydown Funds, in the case of a Buydown Loan) in such month under the related Mortgage Note or, in the case of REO Property, would otherwise have been payable under the related Mortgage Note.

       Scheduled Principal:  The principal portion of any Scheduled Payment.

       Scheduled Principal Balance: With respect to any Mortgage Loan on any Distribution Date, (i) the unpaid principal balance of such Mortgage Loan as of the close of business on the related Due Date (i.e., taking account of the Scheduled Principal to be made on such Due Date and irrespective of any delinquency in its payment), as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any Debt Service Reduction occurring after the Cut-off Date (other than a Deficient Valuation) or any moratorium or similar waiver or grace period) less (ii) any Principal Prepayments (including the principal portion of Net Liquidation Proceeds) received during or prior to the related Prepayment Period; provided that the Scheduled Principal Balance of a Liquidated Mortgage Loan is zero.

       Securities Act:  The Securities Act of 1933, as amended.

       Security Instrument: A written instrument creating a valid first lien on a Mortgaged Property securing a Mortgage Note, which may be any applicable form of mortgage, deed of trust, deed to secure debt or security deed, including any riders or addenda thereto.

       Series: A Series of Certificates (which may consist of a single Certificate) evidencing a beneficial interest in the Trust for such Series.
The Series is indicated on the face of a Certificate. The Series issued pursuant to this Agreement are designated as Series 1998-1A, Series 1998-1B and Series 1998-1C.

       Series REMIC:   Any of REMIC I, REMIC II or REMIC III.

       Series Supplement: The Series 1998-1 Supplement, dated as of March 31, 1998, to the Indenture, by and between the Depositor and the Indenture Trustee.

       Servicing Account: The separate trust account(s) created and maintained by each Master Servicer pursuant to this Agreement with respect to the related Mortgage Loans or REO Property in a Designated Depository Institution for collection of taxes, assessments, insurance premiums and comparable items as described in Section 3.04.

       Servicing Advances: All reasonable and customary "out of pocket" costs and expenses incurred in the performance by a Master Servicer of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of the Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of the REO Property, including reasonable fees paid to any independent contractor in connection therewith, (iv) compliance with the obligations under Section 3.04 or 3.07, and (v) in connection with the liquidation of a Mortgage Loan, expenditures relating to the purchase or maintenance of the first lien on the Mortgaged Property pursuant to Section 3.09, all of which reasonable and customary out-of-pocket costs and expenses are reimbursable to such Master Servicer to the extent provided in Sections
4.02 and 4.03(a).

       Servicing Officer: Any officer of a Master Servicer or of an agent or independent contractor through which all or part of such Master Servicer's servicing responsibilities are carried out, involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Certificate Trustee by such Master Servicer as such list may from time to time be amended in accordance with the foregoing.

       Special Hazard Loss: (i) A Realized Loss suffered by a Mortgaged Property on account of direct physical loss, exclusive of (a) any loss covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property under Section 3.07 and (b) any loss caused by or resulting from:

       (1)    normal wear and tear;

       (2) conversion or other dishonest act on the part of the Certificate Trustee, a Master Servicer or any of their agents or employees; or

       (3) errors in design, faulty workmanship or faulty materials, unless the collapse of the property or a part thereof ensues;

or (ii) any Realized Loss suffered by the related Trust arising from or related to the presence or suspected presence of hazardous wastes or hazardous substances on a Mortgage Property as reported by a Master Servicer to the Certificate Trustee unless such loss to a Mortgaged Property is covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgage Property under Section 3.07.

       Startup Day: March 31, 1998.

       Substitute Mortgage Loan: A mortgage loan tendered to the Custodian on behalf of the Certificate Trustee pursuant to Section 2.05, in each case, (i) which has an Outstanding Principal Balance not materially greater nor materially less than the Mortgage Loan for which it is to be substituted; (ii) which has a Mortgage Interest Rate and Net Rate not less than, and not materially greater than, such Mortgage Loan; (iii) which has a maturity date not materially earlier or later than such Mortgage Loan and not later than the latest maturity date of any Mortgage Loan in the related Mortgage Loan Group;
(iv) which is of the same property type and occupancy type as such Mortgage Loan; (v) which has a Loan-to-Value Ratio not greater than the Loan-to-Value Ratio of such Mortgage Loan; (vi) which is current in payment of principal and interest as of the date of substitution; and (vii) as to which the payment terms do not vary in any material respect from the payment terms of the Mortgage Loan for which it is to be substituted.

       Trust: As defined in Section 2.01(a).

       Trust Estate:  As defined in the Indenture.

       Trust Fund: With respect to a Series, the pool of assets subject hereto in which the Certificates of such Series represent a beneficial interest, constituting the related Trust created hereby and to be administered hereunder with respect to such Series, consisting of: (i) the related Mortgage Loans and all rights pertaining thereto including all interest and principal due with respect to such

Mortgage Loans after the Cut-off Date, but excluding any payments of principal or interest due on or prior to the Cut-off Date; (ii) such assets as from time to time shall be credited or are required by the terms of this Agreement to be credited to the Certificate Account with respect to such Series; (iii) such assets as from time to time may be held by a Master Servicer in Protected Accounts (excluding any income to such Master Servicer from Permitted Investments under Section 4.01(a)) or in Buydown Fund Accounts with respect to such Series; (iv) any Servicing Accounts with respect to such Series (to the extent the mortgagee has a claim thereto and excluding any income to the applicable Master Servicer or interest payable to Mortgagors pursuant to applicable law); (v) any REO Property with respect to such Series; (vi) the Required Insurance Policies and any amounts paid or payable by the insurer under any Insurance Policy (to the extent the mortgagee has a claim thereto) with respect to such Series; (vii) the Mortgage Loan Purchase Agreement and the Assignment Agreement to the extent provided in Section 2.04(a); and (viii) any and all proceeds of the foregoing. The Trust Fund relating to Series 1998-1A shall include the Mortgage Loans identified on the Group 1 Mortgage Loan Schedule, the Trust Fund relating to Series 1998-1B shall include the Mortgage Loans identified the Group 2 Mortgage Loan Schedule, and the Trust Fund relating to Series 1998-1C shall include the Mortgage Loans identified the Group 3 Mortgage Loan Schedule. Reference to holders of Certificates evidencing Fractional Undivided Interests aggregating not less than a certain percentage of the Trust of a particular Series means holders of Certificates the aggregate Fractional Undivided Interests of such Series of which, as indicated on the face thereof, is not less than such percentage.

       Uninsured Cause: Any cause of damage to a Mortgaged Property or REO Property such that the complete restoration of such Mortgaged Property or REO Property is not fully reimbursable by the hazard insurance policies required to be maintained pursuant to Section 3.07, without regard to whether or not such policy is maintained.

       Voluntary Principal Prepayment: With respect to any Prepayment Period, any Principal Prepayment received from the related Mortgagor on a Mortgage Loan.


                                   ARTICLE II
                          CONVEYANCE OF MORTGAGE LOANS

       Section 2.01.  Conveyance of Mortgage Loans to Certificate Trustee.

       (a) Three trusts (each, a "Trust") of which the Certificate Trustee is the trustee are hereby created under the laws of the State of New York for the benefit of the Holders of the related Series of Certificates. The purpose of each Trust is to hold the related Trust Fund and provide for the issuance, execution, authentication and delivery of the related Certificates. The assets of each Trust shall consist of the related Trust Fund. Each Trust shall be irrevocable.

       The assets of each Trust shall remain in the custody of the Custodian on behalf of the Certificate Trustee, on behalf of the related Trust, and shall be kept in the related Trust. Moneys to the credit of each Trust shall be held by the Certificate Trustee and invested as provided herein. All assets received and held in each Trust will not be subject to any right, charge, security interest, lien or claim of any kind in favor of The First National Bank of Chicago in its own right, or any Person claiming through it. The Certificate Trustee, on behalf of each Trust, shall not have the power or authority to transfer, assign, hypothecate, pledge or otherwise dispose of any of the assets of such Trust to any Person, except as permitted herein. No creditor of a beneficiary of a Trust, of the Certificate Trustee, of a Master Servicer, or of the Depositor shall have any right to obtain possession of, or otherwise exercise legal or equitable remedies with respect to, the property of a Trust, except in accordance with the terms of this Agreement.

       (b) The Depositor concurrently with the execution and delivery of this Agreement, sells, transfers and assigns to the Certificate Trustee, without recourse, all its right, title and interest in and to the Trust Funds, including but not limited to:

              (i) the related Mortgage Loans and all rights pertaining thereto including all interest and principal due with respect to such Mortgage Loans after the Cut-off Date, but excluding any payments of principal or interest due on or prior to the Cut-off Date;

              (ii) such assets as shall from time to time be credited, or are required by the terms of this Agreement to be credited, to the Certificate Account,

              (iii) such assets relating to the Mortgage Loans as from time to time may be held by a Master Servicer in Protected Accounts (excluding any income to such Master Servicer from Permitted Investments under
       Section 4.01(a)) or in Buydown Fund Accounts;

              (iv) any Servicing Accounts (to the extent the mortgagee has a claim thereto and excluding any income to the applicable Master Servicer or interest payable to Mortgagors pursuant to applicable law);

              (v)    any REO Property;

              (vi) the Required Insurance Policies and any amounts paid or payable by the insurer under any Insurance Policy (to the extent the mortgagee has a claim thereto);

              (vii) the Mortgage Loan Purchase Agreement to the extent provided in Section 2.04(a); and

              (viii) any proceeds of the foregoing.

Although it is the intent of the parties to this Agreement that the conveyance of the Depositor's right, title and interest in and to the Mortgage Loans and other assets in the Trust Funds pursuant to this Agreement shall constitute a purchase and sale and not a loan, in the event that such conveyance is deemed to be a loan, it is the intent of the parties to this Agreement that the Depositor shall be deemed to have granted to the Certificate Trustee a first priority perfected security interest in all of the Depositor's right, title and interest in, to and under the Mortgage Loans and other assets in the Trust Funds, and that this Agreement shall constitute a security agreement under applicable law.

       (c) In connection with the above transfer and assignment, the Depositor hereby deposits with the Custodian on behalf of the Certificate Trustee, with respect to each Mortgage Loan (i) the original Mortgage Note, endorsed without recourse to the order of the Certificate Trustee and showing an unbroken chain of endorsements from the original payee thereof to the Person endorsing it to the Certificate Trustee, (ii) the original Security Instrument, which shall have been recorded, with evidence of such recording indicated thereon, (iii) a certified copy of the assignment (which may be in the form of a blanket assignment if permitted in the jurisdiction in which the Mortgaged Property is located) to the Certificate Trustee of the Security Instrument, with evidence of recording with respect to each Mortgage Loan in the name of the Certificate Trustee thereon (or if (vii) below applies, shall be in recordable form), (iv) all intervening assignments of the Security Instrument, if applicable and only to the extent available to the Depositor with evidence of recording thereon, (v) the original or a copy of the policy or certificate of primary mortgage guaranty insurance, to the extent available, if any, (vi) the original policy of title insurance or mortgagee's certificate of title insurance or commitment or binder for title insurance, (vii) the originals of each assumption, modification or substitution agreement, if any, relating to the Mortgage Loan, and (viii) the certificate of primary mortgage insurance, if applicable; provided, however, that in lieu of the foregoing, the Depositor may deliver the following documents, under the circumstances set forth below:

              (A) in lieu of the original Security Instrument, assignments to the Certificate Trustee or intervening assignments thereof which have been delivered, are being delivered or will, upon receipt of recording information relating to the Security Instrument required to be included thereon, be delivered to recording offices for recording and have not been returned to the Depositor in time to permit their delivery as specified above, the Depositor may deliver a true copy thereof with a certification by BSMCC or the applicable Master Servicer, on the face of such copy, substantially as follows: "Certified to be a true and correct copy of the original, which has been transmitted for recording";

              (B) in lieu of the Security Instrument, assignment to the Certificate Trustee or intervening assignments thereof, if the applicable jurisdiction retains the originals of such documents (as evidenced by a certification from BSMCC or the applicable Master Servicer to such effect) the Depositor may deliver photocopies of such documents containing an original certification by the judicial or other governmental authority of the jurisdiction where such documents were recorded; and

              (C) in lieu of the original Mortgage Notes relating to five BA Mortgage Loans and six Cendant Mortgage Loans, with an aggregate Scheduled Principal Balance as of the Cut-off Date of $3,953,828.96, each as identified in the list delivered by the Depositor to the Certificate Trustee on the Closing Date and set forth in Exhibit J hereto, the Depositor may deliver a lost note affidavit and, if available, a copy of the original Mortgage Note;

and provided further, however, that in the case of Mortgage Loans which have been prepaid in full after the Cut-off Date and prior to the Closing Date, the Depositor, in lieu of delivering the above documents, may deliver to the Custodian and to the Certificate Trustee a certification of a Servicing Officer to such effect and shall deposit all amounts paid in respect of such Mortgage Loans in the

Certificate Account on the Closing Date. The Depositor shall deliver such original documents (including any original documents as to which certified copies had previously been delivered) to the Custodian on behalf of the Certificate Trustee promptly after they are received. As to each Mortgage Loan master serviced by it, the applicable Master Servicer shall cause, at its expense, the Security Instrument and intervening assignments, if any, and the assignment of the Security Instrument to the Certificate Trustee to be recorded not later than one year after the Closing Date.

       Section 2.02.  Acceptance of Mortgage Loans by Certificate Trustee.

       (a) The Certificate Trustee acknowledges receipt of, subject to further review and the exceptions which may be noted pursuant to the procedures described below, and declares that the Custodian holds on behalf of the Certificate Trustee the documents (or certified copies thereof) delivered to it pursuant to Section 2.01 and declares that the Custodian on behalf of the Certificate Trustee will continue to hold those documents and any amendments, replacements or supplements thereto and all other assets of each Trust Fund delivered to it as Certificate Trustee or to the Custodian in trust for the use and benefit of all present and future Holders of the Certificates. No later than 45 days after the Closing Date (or, with respect to any Substitute Mortgage Loan, within five Business Days after the receipt thereof by the Custodian on behalf of the Certificate Trustee), the Certificate Trustee agrees, for the benefit of the Certificateholders, to cause the Custodian to review each Mortgage File delivered to it and to execute and deliver, or cause to be executed and delivered, to the Depositor and the applicable Master Servicer an Initial Certification substantially in the form annexed hereto as Exhibit G. In conducting such review, the Certificate Trustee will cause the Custodian to ascertain whether all required documents have been executed and received and whether those documents relate, determined on the basis of the Mortgagor name, original principal balance and loan number, to the Mortgage Loans it has received, as identified in the related Mortgage Loan Schedule (provided, however, that with respect to those documents described in subclauses (c)(iv), (c)(v) and (c)(vi) of Section 2.01, the Custodian's obligations shall extend only to documents actually delivered pursuant to such subsections). In performing any such review, the Custodian may conclusively rely on the purported due execution and genuineness of any such document and on the purported genuineness of any signature thereon. If the Custodian finds any document constituting part of the Mortgage File not to have been executed or received, or to be unrelated to the Mortgage Loans identified in the related Mortgage Loan Schedule or to appear to be defective on its face, the Custodian shall promptly notify BSMCC. BSMCC shall correct or cure any such defect within 90 days from the date of notice from the Custodian of the defect and if BSMCC fails to correct or cure the defect within such period, and such defect materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, BSMCC will, subject to Section 2.05, within 120 days from the Certificate Trustee's notification purchase such Mortgage Loan at the Repurchase Price; provided, however, that if such defect relates solely to the inability of BSMCC to deliver the original Security Instrument or intervening assignments thereof, or a certified copy, because the originals of such documents, or a certified copy, have not been returned by the applicable jurisdiction, BSMCC shall not be required to purchase such Mortgage Loan if BSMCC delivers such original documents or certified copy promptly upon receipt, but in no event later than 360 days after the Closing Date. The foregoing repurchase obligation shall not apply in the event that BSMCC cannot deliver such original or copy of any document submitted for recording to the appropriate recording office in the applicable jurisdiction because such document has not been returned by such office; provided further, however, that BSMCC shall instead deliver a recording receipt of such recording office or, if such receipt is not available, a certificate of a Servicing Officer confirming that such documents have been accepted for recording, and delivery to the Custodian shall be effected by BSMCC within 30 days after its receipt of the original recorded document.

       (b) No later than one year after the Closing Date, the Certificate Trustee will cause the Custodian to review, for the benefit of the Certificateholders, the Mortgage Files delivered to it and will execute and deliver or cause to be executed and delivered to the Depositor and each Master Servicer, a Final Certification substantially in the form annexed hereto as Exhibit H. In conducting such review, the Certificate Trustee will cause the Custodian to ascertain whether an original of each document required to be recorded has been returned from the recording office with evidence of recording thereon or a certified copy has been obtained from the recording office. If the Custodian finds that any document constituting part of the Mortgage File has not been received, or is unrelated, determined on the basis of the Mortgagor name, original principal balance and loan number, to the Mortgage Loans identified in the related Mortgage Loan Schedule or appears defective on its face, the Custodian shall promptly notify BSMCC (provided, however, that with respect to those documents described in subsection (c)(iv), (c)(v) and
(c)(vi) of Section 2.01, the Custodian's obligations shall extend only to the documents actually delivered pursuant to such subsections). BSMCC shall correct or cure any such defect or shall deliver to the Certificate Trustee and the Custodian an Opinion of Counsel to the effect that such defect does not materially or adversely affect the interests of Certificateholders in such Mortgage Loan within 90 days after the date of notice from the Certificate Trustee of the defect, and if BSMCC is unable to cure such defect or deliver such Opinion of Counsel within such period, and if such defect materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, BSMCC shall, subject to Section 2.05, within 120 days after the Certificate Trustee's notification purchase such Mortgage Loan at the Repurchase Price; provided, however, that if such defect relates solely to the inability of BSMCC to deliver the original Security Instrument or intervening assignments thereof, or a certified copy, because the originals of such documents, or a certified copy, have not been returned by the applicable jurisdiction, BSMCC shall not be required to purchase such Mortgage Loan, if BSMCC delivers such original documents or certified copy promptly upon receipt, but in no event later than 360 days after the Closing Date.

       (c) Notwithstanding the foregoing and the provisions of Section 2.04, if a Mortgage Loan is discovered to have a defect which, had such defect been discovered before the Startup Day, would have prevented the Mortgage Loan from being a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, BSMCC shall, within 90 days after the date such defect is discovered, purchase such Mortgage Loan at the applicable Repurchase Price, unless BSMCC delivers to the Certificate Trustee an Opinion of Counsel to the effect that continuing to hold such Mortgage Loan will not adversely affect the status of each of REMIC I, REMIC II and REMIC III as a REMIC for federal income tax purposes.

       (d) In the event that a Mortgage Loan is purchased by BSMCC in accordance with Subsections 2.02(a), (b) or (c) above, BSMCC shall provide the Repurchase Price to the Certificate Trustee for deposit in the Certificate Account and shall provide to the Certificate Trustee written notification detailing the components of the Repurchase Price. Upon deposit of the Repurchase Price in the Certificate Account, the Certificate Trustee shall cause the Custodian to release to BSMCC the related Mortgage File and shall execute and deliver all instruments of transfer or assignment, without recourse, furnished to it by BSMCC as are necessary to vest in BSMCC title to and rights under the Mortgage Loan. Such purchase shall be deemed to have occurred on the date on which the Repurchase Price in available funds is received by the Certificate Trustee. The Certificate Trustee shall amend the applicable Mortgage Loan Schedule, which was previously delivered to it by the Depositor in a form agreed to between the Depositor and the Certificate Trustee, to reflect such repurchase and shall promptly notify the applicable Master Servicer and the Rating Agencies of such amendment. The obligation of BSMCC to repurchase (or substitute a Substitute Mortgage Loan, pursuant to Section 2.04, for) any Mortgage Loan as to which such a defect in a constituent document exists shall be the sole remedy respecting such defect available to the Certificateholders or to the Certificate Trustee on their behalf.

       Section 2.03. Representations, Warranties and Covenants of the Master Servicers.

       (a) Each Master Servicer hereby represents and warrants to the Certificate Trustee as of the Closing Date that:

              (i) (A) in the case of BAFSB, it is a federal savings bank duly organized, validly existing and in good standing under the laws of the United States of America and throughout the term of this Agreement will remain a federal savings bank duly organized, validly existing and in good standing under the laws of the United States of America, and (B) in the case of Cendant, it is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey and is in compliance with the laws of each State in which a Mortgaged Property related to a Cendant Mortgage Loan is located to the extent necessary to enable it to perform its obligations hereunder and is in good standing as a foreign corporation in each jurisdiction in which the nature of its business or the properties owned or leased by it make such qualification necessary, except where any failure to qualify would not have a material adverse effect on Cendant, the Trusts, the Certificates or the Certificateholders, and throughout the term of this Agreement will remain a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey and in compliance with the laws of such states and in good standing as a foreign corporation in each such jurisdiction; and in the case of each Master Servicer, it has the corporate power and authority to perform its obligations under this Agreement;

              (ii) The execution and delivery of this Agreement have been duly authorized by all requisite corporate action;

              (iii) This Agreement, assuming due authorization, execution, and delivery by the other parties hereto, will constitute its legal, valid and binding obligation, enforceable in accordance with its terms, except only as such enforcement may be limited by applicable Debtor Relief Laws and that certain equitable remedies may not be available regardless of whether enforcement is sought in equity or at law;

              (iv) Its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not (A) violate its charter or articles of incorporation, as applicable, or bylaws (B) to its knowledge, violate any law or regulation, or any administrative or judicial decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which it is a party or which may be applicable to it or any of its assets;

              (v) To its best knowledge, after reasonable investigation, it is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default would reasonably be expected to have consequences that would materially and adversely affect its financial condition or operations or its performance hereunder;

              (vi) It does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement to be performed by it;

              (vii) The consummation of the transactions contemplated by this Agreement is in the ordinary course of its business; and

              (viii) No litigation is pending or, to its best knowledge, threatened against it, which could be reasonably expected to materially and adversely affect its entering into this Agreement or performing its obligations under this Agreement or which would have a material adverse effect on its financial condition.

       Section 2.04 Assignment of Interest in the Mortgage Loan Purchase Agreement.

       (a) The Depositor hereby assigns to the Certificate Trustee all of its right, title and interest in the Mortgage Loan Purchase Agreement and the Assignment Agreement, provided that the Depositor retains a joint and several right in the event of breach of the representations, warranties and covenants of BSMCC under the Mortgage Loan Purchase Agreement, to enforce the provisions thereof and to seek all or any available remedies; and provided further that this shall not be deemed an agreement or requirement on the part of the Depositor to pursue any such remedies; provided, further, that the obligations of BSMCC to substitute or repurchase a Mortgage Loan shall be the Certificate Trustee's and the Certificateholders' sole remedy for any breach thereof. At the request of the Certificate Trustee, the Depositor shall take such actions as may be necessary to enforce the above right, title and interest on behalf of the Certificate Trustee and the Certificateholders or shall execute such further documents as the Certificate Trustee may reasonably require in order to enable the Certificate Trustee to carry out such enforcement.

       (b) If the Depositor, a Master Servicer, the Custodian or the Certificate Trustee discovers a breach of any of the representations and warranties set forth in Exhibit C and such breach existed on the date the representation and warranty was made, which breach materially and adversely affects the value of the interests of Certificateholders or the Certificate Trustee in the related Mortgage Loan, the party discovering the breach shall give prompt written notice of the breach to BSMCC and the other parties. Within 90 days after its discovery or receipt of notice that such breach has occurred (whichever occurs earlier), BSMCC will cure the breach in all material respects or, subject to Section 2.05, will purchase the Mortgage Loan or any property acquired with respect thereto from the Certificate Trustee; provided, however, that if there is a breach of any representation set forth in Exhibit C and the Mortgage Loan or the related property acquired with respect thereto has been sold, then BSMCC will pay, in lieu of the Repurchase Price, any excess of the Repurchase Price over the Net Liquidation Proceeds received upon such sale. (If the Net Liquidation Proceeds exceed the Repurchase Price, any excess shall be paid to BSMCC to the extent not required by law to be paid to the borrower.) Any such purchase by BSMCC shall be made by providing an amount equal to the Repurchase Price to the Certificate Trustee for deposit in the Certificate Account and the Certificate Trustee, upon deposit of the Repurchase Price in the Certificate Account and of written notification detailing the components of such Repurchase Price, shall cause the Custodian to release to BSMCC the related Mortgage File and shall execute and deliver all instruments of transfer or assignment furnished to it by BSMCC, without recourse, as are necessary to vest in BSMCC title to and rights under the Mortgage Loan or any property acquired with respect thereto. Such purchase shall be deemed to have occurred on the date on which the Repurchase Price in available funds is received by the Certificate Trustee.
The Certificate Trustee shall amend the applicable Mortgage Loan Schedule to reflect such repurchase and shall promptly notify the applicable Master Servicer, the Custodian and the Rating Agencies of such amendment. Enforcement of the obligation of BSMCC, to purchase (or substitute a Substitute Mortgage Loan, pursuant to Section 2.05, for) any Mortgage Loan or any property acquired with respect thereto (or pay the Repurchase Price as set forth in the above proviso) as to which a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Certificate Trustee on their behalf.

       Section 2.05. Substitution of Mortgage Loans. Notwithstanding anything to the contrary in this Agreement, in lieu of purchasing a Mortgage Loan pursuant to Sections 2.02 or 2.04, BSMCC may, no later than the date by which such purchase by BSMCC would otherwise be required, tender to the Custodian on behalf of the Certificate Trustee a Substitute Mortgage Loan accompanied by an Officer's Certificate of BSMCC that such Substitute Mortgage Loan conforms to the requirements set forth in the definition of "Substitute Mortgage Loan"; provided, however, that substitution pursuant to this Section 2.05 in lieu of purchase shall not be permitted after the termination of the two-year period beginning on the Startup Day. The Certificate Trustee shall cause the Custodian to examine the Mortgage File for any Substitute Mortgage Loan in the manner set forth in Section 2.02(a) and shall notify the related Master Servicer in writing, within five Business Days after receipt, whether or not the documents relating to the Substitute Mortgage Loan satisfy the requirements set forth in Section 2.02(a). Within two Business Days after such notification, BSMCC is required to provide to the Certificate Trustee for deposit in the Certificate Account the amount, if any, by which the Outstanding Principal Balance as of the next preceding Due Date of the Mortgage Loan for which substitution is being made, after giving effect to Scheduled Principal due on such date, exceeds the Outstanding Principal Balance as of such date of the Substitute Mortgage Loan, after giving effect to Scheduled Principal due on such date, which amount shall be treated for the purposes of this Agreement as if it were the payment by BSMCC of the Repurchase Price for the purchase of a Mortgage Loan by BSMCC. After such notification to BSMCC and, if any such excess exists, upon receipt of such deposit, the Certificate Trustee shall accept such

Substitute Mortgage Loan, which shall thereafter be deemed to be a Mortgage Loan, hereunder. In the event of such a substitution, accrued interest on the Substitute Mortgage Loan for the month in which the substitution occurs and any Principal Prepayments made thereon during such month shall be the property of the related Trust and accrued interest for such month on the Mortgage Loan for which the substitution is made and any Principal Prepayments made thereon during such month shall be the property of BSMCC. The Scheduled Principal on a Substitute Mortgage Loan due on the Due Date in the month of substitution shall be the property of BSMCC and the Scheduled Principal on the Mortgage Loan for which the substitution is made due on such Due Date shall be the property of the related Trust. Upon acceptance of the Substitute Mortgage Loan, the Certificate Trustee shall cause the Custodian to release to BSMCC the Mortgage File related to any Mortgage Loan released pursuant to this Section 2.05 and shall execute and deliver all instruments of transfer or assignment, without recourse, in form as provided to it as are necessary to vest in BSMCC title to and rights under any Mortgage Loan released pursuant to this Section 2.05. BSMCC shall deliver the documents related to the Substitute Mortgage Loan in accordance with the provisions of Sections 2.01(c) and 2.02(b), with the date of acceptance of the Substitute Mortgage Loan deemed to be the Closing Date for purposes of the time periods set forth in those Subsections. The representations and warranties set forth in Exhibit C shall be deemed to have been made by BSMCC with respect to each Substitute Mortgage Loan as of the date of acceptance of such Mortgage Loan by the Custodian on behalf of the Certificate Trustee. The Certificate Trustee shall amend the Mortgage Loan Schedule to reflect such substitution and shall provide a copy of such amended Mortgage Loan Schedule to each Master Servicer, the Custodian and the Rating Agencies.

       Section 2.06. Representations and Warranties Concerning the Depositor. The Depositor hereby represents and warrants to the Certificate Trustee and each Master Servicer as follows:

              (i) the Depositor (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and (b) is qualified and in good standing as a foreign corporation to do business in each jurisdiction where such qualification is necessary, except where the failure so to qualify would not reasonably be expected to have a material adverse effect on the Depositor's business as currently conducted or on the Depositor's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

              (ii) the Depositor has full corporate power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

              (iii) the execution and delivery by the Depositor of this Agreement have been duly authorized by all necessary corporate action on the part of the Depositor; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Depositor or its properties or the certificate of incorporation or by-laws of the Depositor, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on the

       Depositor's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

              (iv) the execution, delivery and performance by the Depositor of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made;

              (v) this Agreement has been duly executed and delivered by the Depositor and, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid and binding obligation of the Depositor enforceable against it in accordance with its terms, except only as such enforcement may be limited by applicable Debtor Relief Laws and that certain equitable remedies may not be available regardless of whether enforcement is sought in equity or at law;

              (vi) there are no actions, suits or proceedings pending or, to the knowledge of the Depositor, threatened against the Depositor, before or by any court, administrative agency, arbitrator or governmental body
       (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter which in the reasonable judgment of the Depositor will be determined adversely to the Depositor and would, if determined adversely to the Depositor, materially and adversely affect the Depositor's ability to enter into this Agreement or perform its obligations under this Agreement; and the Depositor is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement; and

              (vii) immediately prior to the transfer and assignment to the Certificate Trustee, each Mortgage Note and each Mortgage were not subject to an assignment or pledge, and the Depositor had good and marketable title to and was the sole owner thereof and had full right to transfer and sell such Mortgage Loan to the Certificate Trustee free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest.

       Section 2.07. The Custodian. Notwithstanding anything to the contrary in this Agreement, the parties hereto acknowledge that the functions of the Certificate Trustee with respect to the acceptance, inspection, custody and release of the Mortgage Files pursuant to Article II shall be performed by the Custodian. The Custodian shall receive no separate fee for performing such services. The Certificate Trustee shall not be liable for any acts or omissions of the Custodian. The parties hereto hereby appoint First Chicago National Processing Corporation, and First Chicago National Processing Corporation hereby accepts such appointment, to serve as Custodian hereunder.

                                  ARTICLE III
                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

       Section 3.01.  Master Servicers to Master Service.

       (a) Notwithstanding anything contained herein to the contrary, the parties hereto agree that BAFSB shall be the Master Servicer of the BA Mortgage Loans and Cendant shall be the Master Servicer of the Cendant Mortgage Loans. Each Master Servicer shall supervise the servicing and administration of the Mortgage Loans for which it is the Master Servicer and any related REO Property in accordance with the terms of this Agreement and its normal servicing practices, which shall generally conform to the standards of FNMA and shall have full authority to do anything it reasonably deems appropriate or desirable in connection with the supervision of such servicing and administration. Each Master Servicer may perform its servicing responsibilities hereunder through other agents or independent contractors, but shall not thereby be released from any of its responsibilities as hereinafter set forth. The authority of a Master Servicer, in its capacity as master servicer, shall include, without limitation, the power to consult with and advise any sub-servicer regarding administration of a related Mortgage Loan. The authority of a Master Servicer shall include, in addition, the power on behalf of the Certificateholders, the Certificate Trustee or any of them to (i) execute and deliver customary consents or waivers and other instruments and documents, (ii) consent to transfers of any related Mortgaged Property and assumptions of the related Mortgage Notes and Security Instruments (in the manner provided in this Agreement) and (iii) collect any Insurance Proceeds and Liquidation Proceeds with respect to the related Mortgage Loans. Without limiting the generality of the foregoing, each Master Servicer may, and is hereby authorized, and empowered by the Certificate Trustee to, execute and deliver, on behalf of itself, the Certificateholders, the Certificate Trustee, or any of them, any instruments of satisfaction, cancellation, partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans for which such Master Servicer is the master servicer, the related Insurance Policies and the accounts related thereto, and the related Mortgaged Properties. Each Master Servicer may exercise this power in its own name or in the name of the Certificate Trustee.

       (b) Notwithstanding the provisions of Subsection 3.01(a), no Master Servicer shall take any action which, in such Master Servicer's reasonable business judgment, would be inconsistent with procedures and practices required by FNMA, with the interest of the Certificate Trustee or the Certificateholders in the related Mortgage Loans or with the rights and interests of the Certificate Trustee or the Certificateholders under this Agreement.

       (c) The Certificate Trustee shall furnish each Master Servicer with any powers of attorney and other documents in form as provided to it necessary or appropriate to enable such Master Servicer to service and administer the related Mortgage Loans and REO Property.

       Section 3.02. Delivery of Documents to Successor Master Servicers. In the event that the Certificate Trustee or its designee as a successor master servicer for the Certificate Trustee assumes the servicing obligations of a Master Servicer under Section 8.02, upon the reasonable request of the Certificate Trustee or such designee as a successor master servicer, such Master Servicer shall at its own expense deliver to the Certificate Trustee, or at its written request to such designee, all





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documents and records, electronic or otherwise in such Master Servicer's possession, relating to the related Mortgage Loans or REO Property and an accounting of amounts collected and held by it, if any, and will otherwise cooperate and use its reasonable best efforts to effect the orderly and efficient transfer of the master servicing responsibilities hereunder to the Certificate Trustee, or at its written request to such designee as a successor master servicer.

       Section 3.03.  Collection of Mortgage Loan Payments.

       (a) Each Master Servicer shall make its reasonable best efforts to collect all payments required under the terms and provisions of the related Mortgage Loans and will follow collection procedures comparable to the collection procedures of FNMA-approved servicers. Consistent with the foregoing, a Master Servicer may in its discretion (i) waive or permit to be waived any late payment charge or assumption fee and (ii) suspend or temporarily reduce or permit to be suspended or temporarily reduced Scheduled Payments for a period of up to six months, or arrange or permit an arrangement with a Mortgagor for a scheduled liquidation of delinquencies. In the event a Master Servicer shall consent to the deferment of the due dates for Scheduled Payments due on a related Mortgage Note, the related Master Servicer shall make a Monthly Advance to the same extent as if such installment were due, owing and delinquent and had not been deferred through liquidation of the Mortgaged Property; provided, however, that the obligation of the Master Servicer to make a Monthly Advance shall apply only to the extent that the Master Servicer believes, in good faith, that such Monthly Advance is not a Nonrecoverable Advance.

       (b) A Master Servicer may not make any advances of amounts due in the future with respect to a Mortgage Loan that it master services and shall not permit, except as permitted in Section 3.08(a), (i) any modification with respect to such Mortgage Loan that would change the Mortgage Interest Rate, reduce or increase the principal balance (except for reductions resulting from actual payments of principal) or change the final maturity date on such Mortgage Loan or (ii) any modification, waiver or amendment of any term of such Mortgage Loan that would both (A) effect an exchange or reissuance of such Mortgage Loan under Section 1001 of the Code (or final, temporary or proposed Treasury regulations promulgated thereunder) and (B) cause any Series REMIC to fail to qualify as a REMIC under the Code or the imposition of any tax on "prohibited transactions" or "contributions after the startup date" under the REMIC Provisions.

       (c) Within five Business Days after a Master Servicer has determined that all amounts which it expects to recover from or on account of a Mortgage Loan that it master services have been recovered and that no further Liquidation Proceeds will be received in connection therewith, such Master Servicer shall provide to the Certificate Trustee a certificate of a Servicing Officer that such Mortgage Loan became a Liquidated Mortgage Loan as of the date of such determination.

       Section 3.04. Collection of Taxes, Assessments and Similar Items; Servicing Accounts.

       (a) Each Master Servicer will establish and maintain, in addition to the Protected Accounts, one or more Servicing Accounts. Each Master Servicer will deposit and retain therein all otherwise unapplied collections from the Mortgagors under the Mortgage Loans that it master





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
services, including amounts collected for the payment of taxes, assessments, insurance premiums, or comparable items, as agent of such Mortgagors.

       (b) The deposits in the Servicing Accounts shall be held in a Designated Depository Institution in an account designated as a "Mortgage Loan Servicing Account," held in trust by the applicable Master Servicer as Trustee of Taxes and Insurance Custodial Account for Mortgagors and for the applicable Master Servicer (and its successors and assigns) acting on its own behalf and for such Master Servicer, as agent for holders of various pass-through securities and other interests in mortgage loans sold by it, and agent for various mortgagors, as their interests may appear, or under such other designation as may be permitted by the Certificate Trustee. The amount at any time credited to a Servicing Account must be fully insured by the FDIC, or, to the extent that such deposits exceed the limits of such insurance, such excess must be (i) transferred to another fully insured account in another Designated Depository Institution or (ii) if permitted by applicable law, invested in Permitted Investments held in trust by the Master Servicer as described above and maturing, or subject to redemption or withdrawal, no later than the date on which such funds are required to be withdrawn, and in no event later than 45 days after the date of investment. The Master Servicers may establish Servicing Accounts not conforming to the foregoing requirements to the extent that such Servicing Accounts are Rating Agency Eligible Accounts. Withdrawals of amounts from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, insurance premiums, or comparable items, to transfer previously unapplied collections to a Protected Account, to reimburse the applicable Master Servicer for any advances made with respect to such items, to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Accounts or to clear and terminate the Servicing Accounts at or any time after the termination of this Agreement in accordance with Section 10.01.

       Section 3.05. Access to Certain Documentation and Information Regarding the Mortgage Loans. Each Master Servicer shall provide to the Certificate Trustee and the Depositor access to the records and documentation regarding the related Mortgage Loans and REO Property and the servicing thereof and to the Certificateholders, the FDIC, and the supervisory agents and examiners of the FDIC (to which the Certificate Trustee shall also provide) access to the documentation regarding the related Mortgage Loans required by applicable regulations, such access being afforded without charge but only upon reasonable prior written request and during normal business hours at the offices of such Master Servicer, the Custodian or the Certificate Trustee that are designated by these entities; provided, however, that, unless otherwise required by law, the Certificate Trustee, the Custodian or a Master Servicer shall not be required to provide access to such records and documentation if the provision thereof would violate the legal right to privacy of any Mortgagor; provided further, however, that the Certificate Trustee and the Depositor shall coordinate their requests for such access so as not to impose an unreasonable burden on, or cause an interruption of, the business of a Master Servicer. The Master Servicers, the Custodian and the Certificate Trustee shall allow representatives of the above entities to photocopy any of the records and documentation and shall provide equipment for that purpose at a charge that covers their own actual out-of-pocket costs.





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
       Section 3.06. Maintenance of Primary Mortgage Insurance Policies; Collection Thereunder. Each Master Servicer shall exercise its best reasonable efforts to maintain and keep in full force and effect each Primary Mortgage Insurance Policy by a Qualified Insurer, or other insurer satisfactory to the Rating Agencies, with respect to each related conventional Mortgage Loan as to which as of the Cut-off Date such Primary Mortgage Insurance Policy was in effect (or, in the case of a Substitute Mortgage Loan, the date of substitution) and the original principal amount of the related Mortgage Note exceeded 80% of the Original Value of the related Mortgaged Property in an amount at least equal to the excess of such original principal amount over 75% of such Original Value until the principal amount of any such Mortgage Loan is reduced below 80% of the Original Value or, based upon a new appraisal, the principal amount of such Mortgage Loan represents less than 80% of the new appraised value. The related Master Servicer shall effect the timely payment of the premium on each Primary Mortgage Insurance Policy. The related Master Servicer shall have the power to substitute for any Primary Mortgage Insurance Policy another substantially equivalent policy issued by another Qualified Insurer.

       Section 3.07.  Maintenance of Hazard Insurance and Fidelity Coverage.

       (a) Each Master Servicer shall maintain and keep, with respect to each related Mortgage Loan and each REO Property, in full force and effect hazard insurance (fire insurance with extended coverage) equal to at least the lesser of the Outstanding Principal Balance of the Mortgage Loan or the current replacement cost of the Mortgaged Property, and containing a standard mortgagee clause; provided, however, that the amount of hazard insurance may not be less than the amount necessary to prevent loss due to the application of any co-insurance provision of the related policy. Unless applicable state law requires a higher deductible, the deductible on such hazard insurance policy may be $1000 or 1% of the applicable amount of coverage, whichever is less. In the case of a condominium unit or a unit in a planned unit development, the required hazard insurance shall take the form of a multiperil policy covering the entire condominium project or planned unit development, in an amount equal to at least 100% of the insurable value based on replacement cost.

       (b) Any amounts collected by a Master Servicer under any such hazard insurance policy (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or amounts released to the related Mortgagor in accordance with the Master Servicer's normal servicing procedures, the terms of the related Mortgage Note, the related Security Instrument or applicable law) shall be deposited initially in a Protected Account, for transmittal to the Certificate Account, subject to withdrawal pursuant to Section 4.03.

       (c) Any cost incurred by a Master Servicer in maintaining any such hazard insurance policy shall not be added to the amount owing under the related Mortgage Loan for the purpose of calculating monthly distributions to Certificateholders, notwithstanding that the terms of such Mortgage Loan so permit. Such costs shall be recoverable by such Master Servicer as a Servicing Advance.

       (d) No earthquake or other additional insurance is to be required of any Mortgagor or maintained on REO Property other than pursuant to such applicable laws and regulations as shall at any time be in force and shall require such additional insurance. Each year, in accordance with





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
standards and procedures required by Freddie Mac, each Master Servicer shall perform a review of the Mortgage Loans master serviced by it to determine which, if any, of the related Mortgaged Properties are located in a federally designated special flood hazard area and for each Mortgaged Property found to be located in a federally designated special flood hazard area, the related Master Servicer shall use its best reasonable efforts to cause with respect to the related Mortgage Loans and each REO Property, flood insurance (to the extent available and in accordance with mortgage servicing industry practice) to be maintained. Such flood insurance shall cover the related Mortgaged Property, including all items taken into account in arriving at the Appraised Value on which the Mortgage Loan was based, and shall be in an amount equal to the lesser of (i) the Outstanding Principal Balance of the related Mortgage Loan and (ii) the minimum amount required under the terms of coverage to compensate for any damage or loss on a replacement cost basis, but not more than the maximum amount of such insurance available for the related Mortgaged Property under either the regular or emergency programs of the National Flood Insurance Program (assuming that the area in which such Mortgaged Property is located is participating in such program). Unless applicable state law requires a higher deductible, the deductible on such flood insurance may not exceed $1,000 or 1% of the applicable amount of coverage, whichever is less.

       (e) If insurance on each REO Property has not been maintained complying with Sections 3.07(a) and (d) and there shall have been a loss which would have been covered by such insurance had it been maintained, the related Master Servicer shall pay for any necessary repairs of such REO Property.

       (f) The related Master Servicer shall present, if it is a permitted claimant, claims under the related hazard insurance or flood insurance policy.

       (g) Each Master Servicer shall obtain and maintain an errors and omissions insurance policy covering such Master Servicer's officers, employees and other persons acting on its behalf in connection with its activities under this Agreement. The amount of coverage shall be at least equal to the coverage acceptable to FNMA or Freddie Mac to service loans for it or otherwise in an amount as is commercially available at a cost that is generally not regarded as excessive by industry standards. Each Master Servicer shall maintain at its own expense and for the duration of this Agreement a fidelity bond in such amount as is customary for master servicers of mortgage loans. Each Master Servicer shall promptly notify the Certificate Trustee of any material change in the terms of its bond or policy. If any such bond of a Master Servicer ceases to be in effect, such Master Servicer shall use its best efforts to obtain a comparable replacement bond or policy, as the case may be. Any amounts relating to the Mortgage Loans collected under such bond or policy shall be remitted to the Certificate Account to the extent that such amounts have not previously been paid to such account.

       Section 3.08.  Due-on-Sale Clauses; Assumption Agreements.

       (a) In any case in which a Master Servicer is notified that a Mortgaged Property relating to a Mortgage Loan that it master services has been or is about to be conveyed by the Mortgagor, such Master Servicer shall enforce any due-on-sale clause contained in the related Security Instrument to the extent permitted under the terms of the related Mortgage Note and by applicable law unless such Master Servicer reasonably believes such enforcement is likely to result in legal action by the Mortgagor. If such Master Servicer reasonably believes that such due-on-sale clause cannot be enforced under applicable law or if the related Mortgage Loan does not contain a due-on-sale clause, such Master Servicer may consent to a conveyance subject to the lien of the Security Instrument, and to take or enter into an assumption agreement from or with the Person to whom such Mortgaged Property has been or is about to be conveyed, pursuant to which such Person becomes liable under the related Mortgage Note and unless prohibited by applicable state law, such Mortgagor remains liable thereon, on condition, however, that the related Mortgage Loan shall continue to be covered (if so covered before such Master Servicer enters into such agreement) by any Primary Mortgage Insurance Policy. Such Master Servicer shall notify the Certificate Trustee, whenever possible, before the completion of such assumption agreement, and shall forward to the Custodian on behalf of the Certificate Trustee the original copy of such assumption agreement, which copy shall be added by the Custodian to the related Mortgage File and which shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. In connection with any such assumption agreement, the interest rate on the related Mortgage Loan shall not be changed and no other material alterations in the Mortgage Loan shall be made. Any fee or additional interest collected by a Master Servicer for consenting to any such conveyance or entering into any such assumption agreement may be retained by such Master Servicer as additional master servicing compensation.

       (b) Notwithstanding the foregoing paragraph or any other provision of this Agreement, a Master Servicer shall not be deemed to be in default, breach or any other violation of its obligations under this Agreement by reason of any assumption by operation of law of a Mortgage Loan that it master services or any conveyance by the Mortgagor of the related Mortgaged Property or assumption of a Mortgage Loan which such Master Servicer reasonably believes, based on prudent servicing standards, it may be restricted by law from preventing for any reason whatsoever or if the exercise of such right would impair or threaten to impair any recovery under any applicable Insurance Policy, or, in such Master Servicer's judgment, be reasonably likely to result in legal action by the Mortgagor or would otherwise adversely affect the Certificateholders.

       Section 3.09. Realization upon Defaulted Mortgage Loans. (a) Each Master Servicer shall foreclose upon or otherwise comparably convert the ownership of properties securing any Mortgage Loans that it master services that come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to
Section 3.03; provided, however, that a Master Servicer shall not foreclose upon or otherwise comparably convert a Mortgaged Property if there is evidence of environmental hazards or toxic waste thereon and such Master Servicer determines it would be imprudent to do so or not in accordance with appropriate servicing standards. A Master Servicer can conclusively rely on results of third party inspections from parties it reasonably believes are qualified to conduct such inspections. In connection with such foreclosure or other conversion, the related Master Servicer shall use its best reasonable efforts to preserve REO Property and to realize upon related defaulted Mortgage Loans in such manner as to maximize the receipt of principal and interest by the Certificateholders, taking into account, among other things, the timing of foreclosure and the considerations set forth in Section 3.08(b). The foregoing is subject to the proviso that a Master Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any property unless it





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determines in good faith (i) that such restoration or foreclosure will increase the proceeds of liquidation of the related Mortgage Loan to Certificateholders after reimbursement to itself for such expenses and (ii) that such expenses will be recoverable to it either through Liquidation Proceeds (respecting which it shall have priority for purposes of reimbursements from the Certificate Account pursuant to Section 4.03) or through Insurance Proceeds (respecting which it shall have similar priority). A Master Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof (as well as its normal servicing compensation), and to receive Excess Liquidation Proceeds as additional servicing compensation, to the extent that transfers or withdrawals from the Certificate Account with respect thereto are permitted under Section 4.03. Any income from or other funds (net of any income taxes) generated by REO Property shall be deemed for purposes of this Agreement to be Insurance Proceeds.

       (b) No Trust shall acquire any real property (or any personal property incident to such real property) except in connection with a default or imminent default of a Mortgage Loan. In the event that a Trust acquires any real property (or personal property incident to such real property) in connection with a default or imminent default of a Mortgage Loan, such property shall be disposed of by such Trust before the close of the third taxable year following the taxable year in which such Trust acquired such property (the "grace period") unless the Certificate Trustee shall have received a REMIC Opinion with respect to such longer retention or the applicable Master Servicer applies for and receives an extension of the grace period under Section 856(e)(3) of the Code, in which case such grace period described above will be extended by the period set forth in such REMIC Opinion or approved application, as the case may be. The cost of any such REMIC Opinion shall be borne by the related Trust.

       Section 3.10.  Certificate Trustee to Cooperate; Release of Mortgage
Files.

       (a) Upon payment in full of any Mortgage Loan or the receipt by the related Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the related Master Servicer will immediately notify the Custodian by a certification signed by a Servicing Officer in the Form of Exhibit D (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Certificate Account have been or will be so deposited in such account) and shall request delivery to the applicable Master Servicer of the Mortgage File. Upon receipt of such certification and request, the Certificate Trustee shall cause the Custodian to within five Business Days release the related Mortgage File to the applicable Master Servicer and execute and deliver to the applicable Master Servicer, without recourse, the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Security Instrument (furnished by the related Master Servicer), together with the Mortgage Note with written evidence of cancellation thereon. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Certificate Account. If upon receipt of a properly executed request for release the Custodian fails to release the Mortgage File to the applicable Master Servicer within the time limits required under this Agreement, the Custodian shall indemnify such Master Servicer for any penalties, charges, costs or damages payable as a result of such failure.





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
       (b) From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan or collection under a Required Insurance Policy, the Master Servicer with respect to such Mortgage Loan shall deliver to the Certificate Trustee and the Custodian a Request for Release signed by a Servicing Officer on behalf of such Master Servicer in substantially the form attached as Exhibit D hereto. Upon receipt of the Request for Release, the Certificate Trustee shall cause the Custodian to deliver the Mortgage File to such Master Servicer.

       (c) The applicable Master Servicer shall cause each Mortgage File released to it pursuant to Section 3.10(b) to be returned to the Custodian when the need therefor no longer exists, unless the related Mortgage Loan has become a Liquidated Mortgage Loan and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Certificate Account or such Mortgage File is being used to pursue foreclosure or other legal proceedings. Prior to return of a Mortgage File to the Custodian, the Master Servicer to whom such file was delivered shall retain such file in its control unless the Mortgage File has been delivered to an attorney, or to a public trustee or other public official as required by law, to initiate or pursue legal action or other proceedings for the foreclosure of the related Mortgaged Property either judicially or non-judicially, and such Master Servicer has delivered to the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File was delivered and the purpose or purposes of such delivery. If a Mortgage Loan becomes a Liquidated Mortgage Loan, the applicable Master Servicer shall deliver the Request for Release with respect thereto to the Custodian upon deposit of the related Liquidation Proceeds in the Certificate Account.

       (d) The Certificate Trustee shall execute and deliver to the related Master Servicer any court pleadings, requests for trustee's sale or other documents necessary or desirable to (i) the foreclosure or trustee's sale with respect to a Mortgaged Property; (ii) any legal action brought to obtain judgment against any Mortgagor on the related Mortgage Note or Security Instrument; (iii) obtain a deficiency judgment against the related Mortgagor; or (iv) enforce any other rights or remedies provided by such Mortgage Note or Security Instrument or otherwise available at law or in equity. Together with such documents or pleadings, such Master Servicer shall deliver to the Certificate Trustee a certificate of a Servicing Officer in which it requests the Certificate Trustee to execute the pleadings or documents. The certificate shall certify and explain the reasons for which the pleadings or documents are required. It shall further certify that the Certificate Trustee's execution and delivery of the pleadings or documents will not invalidate any insurance coverage under the Required Insurance Policies or invalidate or otherwise affect the lien of the related Security Instrument, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

       Section 3.11. Master Servicing Compensation.

       (a) As compensation for its activities hereunder, each Master Servicer shall be entitled to receive the applicable Master Servicing Fee from full payments of accrued interest on each Mortgage Loan for which it is acting as a Master Servicer, subject to its Master Servicer's obligation to pay Compensating Interest Payments pursuant to Section 6.04.

       (b) Each Master Servicer may retain additional servicing compensation in the form of assumption fees, tax service fees, fees for statement of account or payoff, late payment charges, interest on amounts deposited in any Accounts maintained by it or Permitted Investments of such amounts, or otherwise. Each Master Servicer is also entitled to receive as additional servicing compensation any Excess Liquidation Proceeds with respect to Mortgage Loans that it master services. Each Master Servicer shall be required to pay all expenses it incurs in connection with its activities under this Agreement, and shall not be entitled to reimbursement therefor except as provided in this Agreement. Expenses to be paid by each Master Servicer under this Subsection 3.11(b) shall include payment of the expenses of the accountants retained by it pursuant to Section 3.13.

       Section 3.12. Annual Statement of Compliance. Within 120 days after December 31st of each year, commencing December 1998, each Master Servicer, at its own expense, shall deliver to the Certificate Trustee, with a copy to the Rating Agencies, a Servicing Officer's certificate stating, as to the signer thereof, that (i) a review of the activities of such Master Servicer during the preceding fiscal year or applicable portion thereof and of performance under this Agreement has been made under such officer's supervision, (ii) to the best of such officer's knowledge, based on such review, such Master Servicer has fulfilled all its obligations under this Agreement for such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof including the steps being taken by such Master Servicer to remedy such default; (iii) a review of the reports required to be furnished by such Master Servicer pursuant to this Agreement during such Master Servicer's most recently ended fiscal year on or prior to such December 31st has been made under such Servicing Officer's supervision; and (iv) to the best of the Servicing Officer's knowledge, based on his review of such reports (unless the Servicing Officer has reason to believe that reliance on such reports is not justified), either nothing has come to the attention of such Servicing Officer that would cause such Servicing Officer to believe that such Master Servicer has failed to perform and fulfill its duties, responsibilities and obligations under this Agreement in all material respects throughout the year, or, if there has been a default in performance or fulfillment of any such duties, responsibilities or obligations, specifying the nature and status of each such default known to the Servicing Officer.

       Section 3.13.  Annual Independent Public Accountants' Servicing Report.


       (a) Within 120 days after December 31st of each year, commencing December 1998, each Master Servicer, at its expense, shall furnish to the Certificate Trustee and the Depositor a copy of such Master Servicer's audited financial statements for the year most recently ended.

       (b) Promptly after its receipt, each Master Servicer, at its expense, shall furnish to the Certificate Trustee a copy of the most recently available letter or letters from one or more firms of Independent certified public accountants who are members of the American Institute of Certified Public Accountants reporting the results of such firm's examination of the servicing procedures of such Master Servicer in accordance with the requirements of the Uniform Single Attestation Program for Mortgage Bankers, or such other program as may be set forth in any such letter.





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
       Section 3.14. REMIC-Related Covenants. For as long as any Series REMIC shall exist, each Master Servicer with respect to the Mortgage Loans included in such Series REMIC and the Certificate Trustee shall act in accordance herewith to assure continuing treatment of each such Series REMIC as a REMIC, and the Certificate Trustee shall comply with any directions of the applicable Master Servicer to assure such continuing treatment. In particular, the Certificate Trustee shall not (a) sell or permit the sale of all or any portion of the Mortgage Loans or of any Permitted Investment unless such sale is as a result of a repurchase of the Mortgage Loans pursuant to this Agreement or the Certificate Trustee has received a REMIC Opinion prepared at the expense of the related Trust; and (b) other than with respect to a substitution pursuant to
Section 2.05, accept any contribution to any Series REMIC after the Startup Day without receipt of a REMIC Opinion.

       Section 3.15. Additional Information. Each Master Servicer agrees to furnish the Depositor, at no expense to such Master Servicer, from time to time upon reasonable request, such further information, reports and financial statements as the Depositor deems appropriate to prepare and file all necessary reports with the Securities and Exchange Commission.

       Section 3.16.  Master Servicer Reports.

       (a) On or before the Determination Date, each Master Servicer shall provide to the Certificate Trustee, with respect to the Mortgage Loans such Master Servicer services and the Mortgage Loans in each Mortgage Loan Group and the related REO Property, respectively, a Master Servicer Report in such electronic format as the Certificate Trustee may reasonably request and in such hardcopy format as each Master Servicer and the Certificate Trustee shall agree which, if there are sub-servicers, shall be based upon reports from sub-servicers, if any, received by a Master Servicer on or before the seventh Business Day of such month with respect to the related Mortgage Loans and related REO Property in each Mortgage Loan Group and containing the following information (in respect of the REO Property, only such information which is applicable) (provided that the information marked with an "*" below may be provided by a Master Servicer solely in a hardcopy format):

              *(i)   Aggregate deposits to each subaccount of the Certificate
       Account since the date of the proper statement, stated separately for each category of deposit specified in Section 4.02 and each category of withdrawal specified in Section 4.03;

              (ii) Amount of each Group Available Funds expected for the related Distribution Date and attributable to each of the following categories:

                (A)  Scheduled Principal;

                (B) Principal Prepayments (stated separately for (u) partial prepayments, (v) full prepayments, (w) Net Liquidation Proceeds, stating Liquidation Proceeds and Liquidation Expenses separately), *(x) Insurance Proceeds, *(y) the Repurchase Price in connection with the purchase of a Mortgage Loan, and *(z) any cash deposit in connection with the substitution of a Mortgage Loan;





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
               (C)   regularly scheduled interest on the Mortgage Loans;

              *(D)   Monthly Advances made by such Master Servicer;

              *(E)   Certificate Account Advances;

               (F)   Compensating Interest Payments; and

              *(G) reimbursements in connection with losses on Permitted Investments.

              (iii) aggregate Outstanding Principal Balances of the related Mortgage Loans in such Mortgage Loan Group as of the related Due Date, without giving effect to payments due on such date;

              (iv) Realized Losses with respect to each Mortgage Loan Group for the prior calendar month;

              (v) Aggregate Scheduled Principal Balance of the related Mortgage Loans in such Mortgage Loan Group as of the related Due Date;

              *(vi) book value of any collateral acquired by means of foreclosure, grant of deed in lieu of foreclosure or otherwise in respect of any related Mortgage Loan in such Mortgage Loan Group;

              *(vii) number and aggregate principal balance of related Mortgage Loans in each Mortgage Loan Group which are 30, 60, 90 and 120 days delinquent as calculated by such Master Servicer, those which are in foreclosure, those with respect to which the related Mortgagor is bankrupt, and those which are REO Property;

              (viii) Interest Shortfall with respect to the related Distribution Date and portion thereof resulting from Voluntary Principal Prepayments in full or the provisions of the Relief Act;

              (ix) amount if any, by which the aggregate of payments of Scheduled Principal and interest on the related Mortgage Loans in such Mortgage Loan Group that were due on the related Due Date and delinquent, other than as a result of the Relief Act, as of the 18th day of such month exceeds the sum of the Monthly Advances with respect to such Mortgage Loans to be made by such Master Servicer and Certificate Account Advances for such Distribution Date;

              *(x)   applicable aggregate Master Servicing Fee with respect to
       such Mortgage Loans for the related Due Period; and

              (xi) such other information regarding each Mortgage Loan in such Mortgage Loan Group, including, but not limited to, an updated schedule of the Scheduled Principal

       Balances of such Mortgage Loans as of the related Due Date, in such electronic format as may be reasonably requested by the Certificate Trustee and, if requested, in such hardcopy format as such Master Servicer and the Certificate Trustee shall agree.

In addition to the information listed above, each Master Servicer shall supply to the Certificate Trustee in a timely manner any and all information necessary for the Certificate Trustee to calculate the statements it is required to make pursuant to the Series Supplement.

       (b) Not later than three Business Days after each Distribution Date, the Certificate Trustee shall provide written confirmation to each Master Servicer that the Certificate Trustee's books and records are in accordance with the updated schedule of the Scheduled Principal Balances of the related Mortgage Loans provided that month by such Master Servicer, and if discrepancies exist, the Certificate Trustee shall list such discrepancies on a schedule thereto.

                                   ARTICLE IV
                                    ACCOUNTS

       Section 4.01.  Protected Accounts.

       (a) Each Master Servicer shall establish and maintain one or more Protected Accounts complying with the requirements set forth in this Section 4.01, with records to be kept with respect thereto on a Mortgage Loan by Mortgage Loan basis, into which accounts shall be deposited within two Business Days after receipt all collections of principal and interest with respect to any Mortgage Loan and with respect to any REO Property received by such Master Servicer, or a sub-servicer engaged by such Master Servicer, including Principal Prepayments, Insurance Proceeds, Liquidation Proceeds and advances made from the Master Servicer's own funds (less servicing compensation as permitted by Subsection 3.11(a)) together with all other amounts to be deposited in the Protected Accounts. Each Master Servicer is hereby authorized to make withdrawals from and deposits to the Protected Accounts maintained by it for purposes required or permitted by this Agreement. All Protected Accounts shall be held in a Designated Depository Institution and segregated on the books of such institution. The amount at any time credited to a Protected Account shall be fully insured by the FDIC or, to the extent that such balance exceeds the lesser of $100,000 or the limits of such insurance, such excess must be transferred to the Certificate Account or invested in Permitted Investments or may be deposited in a Rating Agency Eligible Account in the name of the Certificate Trustee for the benefit of Certificateholders and, except as provided in the next sentence, not commingled with any other funds. Each Master Servicer may transfer funds to other accounts (which shall for purposes hereof be deemed to be Protected Accounts), commingle accounts or establish Protected Accounts not conforming to the foregoing requirements, to the extent that such other accounts or Protected Accounts meet the requirements of each of the Rating Agencies for the maintenance of the ratings on the Bonds.

       The Protected Accounts established by BAFSB may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans owned or serviced by BAFSB on behalf of others; provided, however, that if the long term deposit rating of BAFSB falls below "A1" by Moody's, then either (a) BAFSB shall establish a separate Protected Account, and shall segregate and hold funds collected and received pursuant to each BA Mortgage Loan separate and apart from any such funds collected and received by BAFSB with respect to any mortgage loans other than the BA Mortgage Loans, which shall at all times be insured by the FDIC up to the FDIC insurance limits, or must be invested in Permitted Investments for the benefit of the Purchaser or (b) BAFSB must obtain written consent of Moody's to continue to maintain the Protected Accounts in accordance with this Section. Notwithstanding such commingling of funds, BAFSB shall keep records that accurately reflect the funds on deposit in a Protected Account that have been identified by it as being attributable to the BA Mortgage Loans.

       Amounts on deposit in a Protected Account may be invested in Permitted Investments in the name of the applicable Master Servicer for the benefit of Certificateholders and, except as provided in the preceding two paragraphs, not commingled with any other funds, such Permitted Investments to mature, or to be subject to redemption or withdrawal, no later than the date on which such funds are required to be withdrawn for deposit in the Certificate Account, and shall be held until required for such deposit. The income earned from Permitted Investments made pursuant to this Section 4.01 shall be paid to the related Master Servicer as additional compensation for its obligations under this Agreement, and the risk of loss of moneys required to be distributed to the Certificateholders resulting from such investments shall be borne by and be the risk of such Master Servicer. Such Master Servicer shall deposit the amount of any such loss in the related Protected Account within two Business Days of receipt of notification of such loss but not later than the second Business Day prior to the Remittance Date.

       (b) On or before each Master Servicer Remittance Date, each Master Servicer shall withdraw from the applicable Protected Accounts and shall immediately remit to the Certificate Account amounts representing the following collections and payments (other than with respect to principal of or interest on the Mortgage Loans with respect to which it is Master Servicer due on or before the Cut-off Date):

              (i) Scheduled Payments on such Mortgage Loans received by it or by any sub-servicer engaged by it or any related portion thereof advanced by such Master Servicer or such sub-servicer which were due on or before the related Due Date, net of the amount thereof comprising the applicable Master Servicing Fee and less any amounts to be withdrawn later by the applicable Master Servicer from the applicable Buydown Fund Accounts;

              (ii) Full Principal Prepayments and any Liquidation Proceeds with respect to such Mortgage Loans received by such Master Servicer or by its sub-servicer with respect to such Mortgage Loans in the related Prepayment Period, with interest to the date of prepayment or liquidation, net of the amount thereof comprising the applicable Master Servicing Fee due such Master Servicer, to the extent such amounts exceed the related Compensating Interest Payments;

              (iii) Partial prepayments of principal with respect to such Mortgage Loans received by such Master Servicer or by its sub-servicer in the related Prepayment Period;

              (iv)   Any amount to be used as a Certificate Account Advance;
       and

              (v) Any amount withdrawn from a Buydown Fund Account in respect of a Buydown Loan as provided in Section 4.04.

       (c) Withdrawals may be made from a Protected Account only to (i) make remittances as provided in Section 4.01(b); (ii) reimburse the applicable Master Servicer for advances of principal and interest which have been recovered by subsequent collection from the related Mortgagor; (iii) remove amounts deposited in error; (iv) remove fees, charges or other such amounts deposited on a temporary basis; or (v) clear and terminate the account at the termination of this Agreement in accordance with Section 10.01. As provided in
Section 4.02(b) certain amounts otherwise due to the Master Servicer may be retained by it and need not be deposited in the Certificate Account.

       Section 4.02.  Certificate Account.

       (a) The Certificate Trustee shall establish and maintain in the name of the Certificate Trustee, for the benefit of the Certificateholders, the Certificate Account as a segregated non-interest bearing trust account or accounts. The Certificate Trustee shall maintain detailed transaction entries with respect to each Series (therein called "subaccounts") reflecting the funds held for each such Series in the Certificate Account. The Certificate Trustee will deposit in the Certificate Account, as identified by the applicable Master Servicer, as received, the following amounts and shall account for such amounts by way of subaccounts with respect to each Series:

              (i) Any amounts withdrawn from the Protected Accounts pursuant to Section 4.01(b) or from a Servicing Account pursuant to Section 3.04(b);

              (ii)   Any Monthly Advance and any Compensating Interest
       Payments;

              (iii) Any Insurance Proceeds or Liquidation Proceeds received by or on behalf of the applicable Master Servicer which were not deposited in a Protected Account less any amounts to be withdrawn later by the applicable Master Servicer from the applicable Buydown Fund Accounts;

              (iv) The Repurchase Price with respect to any Mortgage Loans or REO Property purchased by BSMCC pursuant to Sections 2.02 or 2.04, any amounts which are to be treated pursuant to Section 2.04 as the payment of such a Repurchase Price, and all proceeds of any Mortgage Loans or property acquired with respect thereto repurchased by BSMCC or its designee or the Depositor pursuant to Section 10.01;

              (v) Any amounts required to be deposited with respect to losses on Permitted Investments; and

              (vi) Any other amounts received by or on behalf of a Master Servicer or the Certificate Trustee and required to be deposited in the Certificate Account pursuant to this Agreement.

       (b) All amounts deposited to the Certificate Account shall be held by the Certificate Trustee in the name of the Certificate Trustee in trust for the benefit of the Certificateholders in accordance with the terms and provisions of this Agreement, subject to the right of each Master Servicer to require the Certificate Trustee to make withdrawals therefrom as provided herein. The foregoing requirements for crediting the Certificate Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of (i) late payment charges or assumption, tax service, statement account or payoff, substitution, satisfaction, release and other like fees and charges and (ii) the items enumerated in Section 4.03(a)(i) through (xi) need not be credited by the related Master Servicer to the Certificate Account and may be retained by such Master Servicer as servicing compensation. In the event that a Master Servicer shall deposit or cause to be deposited to the Certificate Account any amount not required to be credited thereto, the Certificate Trustee, upon receipt of a written request therefor signed by a Servicing Officer of such Master Servicer, shall promptly transfer such amount to such Master Servicer, any provision herein to the contrary notwithstanding.

       (c) The Certificate Account shall constitute a trust account of the Trusts segregated on the books of the Certificate Trustee and held by the Certificate Trustee in trust in its Corporate Trust Office , and the Certificate Account and the funds deposited therein shall not be subject to, and shall be protected from, all claims, liens, and encumbrances of any creditors or depositors of the Certificate Trustee and each Master Servicer (whether made directly, or indirectly through a liquidator or receiver of the Certificate Trustee or any Master Servicer). The amount at any time credited to the Certificate Account shall be (i) fully insured by the FDIC to the maximum coverage provided thereby, or (ii) invested in such Permitted Investments as the Certificate Trustee may select. All Permitted Investments shall mature or be subject to redemption or withdrawal on or before, and shall be held until, the next succeeding Distribution Date if the obligor for such Permitted Investment is the Certificate Trustee or, if such obligor is any other Person, the Business Day preceding such Distribution Date. With respect to the Certificate Account and the funds deposited therein, the Certificate Trustee shall take such action as may be necessary to ensure that the Certificateholders shall be entitled to the priorities afforded to such a trust account (in addition to a claim against the estate of the Certificate Trustee) as provided by 12 U.S.C. Section 92a(e), if applicable, or any applicable comparable state statute applicable to state chartered banking corporations.

       Section 4.03. Permitted Withdrawals and Transfers from the Certificate Account.

       (a) The Certificate Trustee will, from time to time on demand of a Master Servicer, make or cause to be made such withdrawals or transfers from the Certificate Account as such Master Servicer has designated for such transfer or withdrawal as specified in a certificate signed by a Servicing Officer (upon which the Certificate Trustee may conclusively rely) for the following purposes (limited in the case of amounts due such Master Servicer to those not withdrawn from the related Protected Accounts in accordance with the terms of this Agreement):

              (i) to reimburse such Master Servicer for any Monthly Advance or Servicing Advance of its own funds or any advance of such Master Servicer's own funds, the right of a Master Servicer to reimbursement pursuant to this subclause (i) being limited to amounts received on a particular Mortgage Loan with respect to which it is Master Servicer (including, for this purpose, the Repurchase Price therefor, Insurance Proceeds and Liquidation Proceeds) which represent late payments or recoveries of the principal of or interest on such Mortgage Loan respecting which such Monthly Advance or Servicing Advance was made;

              (ii) to reimburse such Master Servicer from Insurance Proceeds or Liquidation Proceeds relating to a particular related Mortgage Loan for amounts expended by such Master Servicer in good faith in connection with the restoration of the related Mortgaged Property which was damaged by an Uninsured Cause or in connection with the liquidation of such Mortgage Loan;

              (iii) to reimburse such Master Servicer from Insurance Proceeds relating to a particular related Mortgage Loan for Insured Expenses incurred with respect to such Mortgage Loan and to reimburse such Master Servicer from Liquidation Proceeds from a particular related Mortgage Loan for Liquidation Expenses incurred with respect to such Mortgage Loan; provided, however, that the related Master Servicer shall not be entitled to reimbursement for Liquidation Expenses with respect to a Mortgage Loan to the extent that (i) any amounts with respect to such Mortgage Loan were paid as Excess Liquidation Proceeds pursuant to clause (xi) of this Section 4.03(a) to the related Master Servicer; and
       (ii) such Liquidation Expenses were not included in the computation of such Excess Liquidation Proceeds;

              (iv) to pay such Master Servicer, from Liquidation Proceeds or Insurance Proceeds received in connection with the liquidation of any Mortgage Loan, the amount which such Master Servicer would have been entitled to receive under clause (ix) of this Section 4.03(a) as servicing compensation on account of each defaulted Scheduled Payment on such Mortgage Loan if paid in a timely manner by the related Mortgagor, but only to the extent that the aggregate of Liquidation Proceeds and Insurance Proceeds with respect to such Mortgage Loan, after any reimbursement to any Master Servicer, pursuant to subclauses (i), (ii),
       (iii) and (v) of this Section 4.03(a), exceeds the Outstanding Principal Balance of such Mortgage Loan plus accrued and unpaid interest thereon at the related Mortgage Interest Rate less the applicable Master Servicing Fee Rate to but not including the date of payment;

              (v) to pay such Master Servicer from the Repurchase Price for any related Mortgage Loan, the amount which such Master Servicer would have been entitled to receive under clause (ix) of this Section 4.03(a) as servicing compensation, but only to the extent that the Repurchase Price with respect to such Mortgage Loan after any reimbursement to such Master Servicer pursuant to subclauses (i) and (vi) of this Section 4.03(a) exceeds the Outstanding Principal Balance of such Mortgage Loan plus accrued and unpaid interest thereon at the related Mortgage Interest Rate less the applicable Master Servicing Fee Rate through the last day of the month of repurchase;

              (vi) to reimburse such Master Servicer for advances of funds hereunder, the right to reimbursement pursuant to this clause (vi) being limited to amounts received on the related Mortgage Loan (including, for this purpose, the Repurchase Price therefor, Insurance Proceeds and Liquidation Proceeds) which represent late recoveries of the payments for which such advances were made;

              (vii) to pay such Master Servicer with respect to each related Mortgage Loan that has been purchased pursuant to Section 2.02, 2.04,
       2.05 or 10.01, all amounts received thereon, representing recoveries of principal that reduce the Outstanding Principal Balance of such Mortgage Loan below the Outstanding Principal Balance used in calculating the Repurchase Price or representing interest included in the calculation of the Repurchase Price or accrued after the end of the month during which such repurchase occurs;

              (viii) to reimburse such Master Servicer for any Monthly Advance or a Servicing Advance, after a Realized Loss has been allocated with respect to the related Mortgage Loan if the Monthly Advance or Servicing Advance has not been reimbursed pursuant to clauses (i) and (vi);

              (ix) to pay such Master Servicer servicing compensation as set forth in Section 3.11(b);

              (x) to reimburse such Master Servicer or the Certificate Trustee for expenses, costs and liabilities incurred by and reimbursable to it pursuant to Sections 7.03, 7.04(d) or 11.02;

              (xi) to pay to such Master Servicer, as additional servicing compensation, any Excess Liquidation Proceeds;

              (xii) to reimburse such Master Servicer for any amounts to which it is entitled to reimbursement under the terms of this Agreement;

              (xiii) to clear and terminate the Certificate Account pursuant to
       Section 10.01; and

                  (xiv)  to remove amounts deposited in error.

       Each Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of accounting for any reimbursement from the Certificate Account pursuant to clauses (i) through
(vi), inclusive, and (viii) or with respect to any such amounts which would have been covered by such clauses had the amounts not been retained by such Master Servicer without being deposited in the Certificate Account under
Section 4.02(b).

       (b) On each Distribution Date, the Certificate Trustee shall make the following payments in the priority set forth from the funds in the Certificate
Account:

              (i) First, the amount of investment earnings, net of losses, to the Certificate Trustee; and

              (ii) Second, the amount distributable to the Holders of the Certificates shall be payable in accordance with Section 6.01.

       Section 4.04 Buydown Fund Accounts. (a) If applicable, each Master Servicer shall establish and maintain for the benefit of the Certificateholders a Buydown Fund Account as a segregated non-interest bearing trust account in the corporate trust department of either a Designated Depository Institution or the Certificate Trustee. Each Buydown Fund Account shall constitute a trust account of the applicable Trust segregated on the books of the Designated Depository Institution or the Certificate Trustee, as applicable, and held by the Designated Depository Institution or the Certificate Trustee, as applicable in trust, and such Account and the funds deposited therein shall not be subject to, and shall be protected from, all claims, liens, and encumbrances of any creditors or depositors of the Designated Depository Institution, the Certificate Trustee and each Master Servicer (whether made directly, or indirectly through a liquidator or receiver of the Designated Depository Institution, the Certificate Trustee or a Master Servicer). If the Buydown Fund Account is maintained with the Certificate Trustee, the Certificate Trustee shall take such action as may be necessary to ensure that the Certificateholders shall be entitled to the priorities afforded to such a trust account (in addition to a claim against the estate of the Certificate Trustee) as provided by 12 U.S.C. Section 92a(e), if applicable, or any applicable comparable state statute applicable to state chartered banking corporations.

       (b) Each Master Servicer may make withdrawals from its Buydown Fund Account for the following purposes: (i) to deposit in its Protected Account or the Certificate Account the amount necessary to supplement payments received on Buydown Loans, (ii) in the event of a Principal Prepayment of any Buydown Loan, to apply amounts remaining in the Buydown Fund Account to reduce the required amount of such Principal Prepayment (or, if the Mortgagor has made a Principal Prepayment, to refund such remaining Buydown Fund amounts to the person entitled thereto); and (iii) in the event of foreclosure or liquidation of any Buydown Loan, to deposit remaining Buydown Fund amounts in the Protected Account or the Certificate Account as Liquidation Proceeds.

       (c) Funds in a Buydown Fund Account may be invested at the written direction of the applicable Master Servicer in Permitted Investments held in trust in the name of the Certificate Trustee for the benefit of the Certificateholders and in the absence of such directions, funds in a Buydown Fund Account shall be invested in Permitted Investments described in clause
(iii) or clause (viii) of the definition thereof. Such Permitted Investments must mature, or be subject to redemption or withdrawal, no later than the date on which such funds are required to be withdrawn for deposit in the Certificate Account pursuant to Section 4.01(b) and shall be held in such Account until required for such deposit. The income earned from Permitted Investments made pursuant to this Section 4.04 shall be paid to the applicable Master Servicer as additional compensation for its obligations hereunder, and the risk of loss of moneys required to be distributed to the Certificateholders resulting from such investments shall be borne by and be the risk of the related Master Servicer. The amount of any such loss shall be deposited by the related Master Servicer in the applicable Buydown Fund Account within two Business Days of receipt of notification of such loss but not later than the immediately following Master Servicer Remittance Date.


                                   ARTICLE V
                                  CERTIFICATES

       Section 5.01. The Certificates.

       (a) The Certificates shall be substantially in the form set forth in Exhibit A attached hereto and shall be executed by the Depositor, authenticated by the Certificate Trustee and delivered to or upon the order of the Depositor upon receipt by the Certificate Trustee of the documents specified in Section
2.02. The Certificates shall be issuable in Authorized Denominations evidencing Fractional Undivided Interests. Certificates shall be executed by manual or facsimile signature on behalf of the Depositor and the Certificate Trustee by authorized officers of the Depositor and the Certificate Trustee, respectively. Certificates bearing the manual or facsimile signatures of individuals who were at the time of execution the proper officers of the Depositor and the Certificate Trustee shall bind the Depositor and the Certificate Trustee, respectively, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for in Exhibit A hereto executed by the Depositor and the Certificate Trustee by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

       (b) No transfer of a Certificate shall be deemed to be made in accordance with this Section 5.01(b) unless such transfer is made pursuant to an effective registration statement under the Securities Act or unless the Certificate Trustee is provided with the certificates and an Opinion of Counsel, if required, on which the Certificate Trustee may conclusively rely, which establishes or establish to the Certificate Trustee's satisfaction that such transfer is exempt from the registration requirements under the Securities Act, as follows: In the event that a transfer is to be made in reliance upon an exemption from the Securities Act, the Certificate Trustee shall require, in order to assure compliance with the Securities Act, that the Certificateholder desiring to effect such transfer certify to the Certificate Trustee in writing, by causing the execution of a Purchaser Representation Letter in substantially the form attached hereto as Exhibit E, with such modifications to such Exhibit E as may be appropriate to reflect the actual facts of the proposed transfer.

       Section 5.02. Certificates Issuable in Series; Authorized Denominations. The aggregate principal amount of Certificates of a Series that may be authenticated and delivered under this Agreement is limited to the aggregate Scheduled Principal Balance of the Mortgage Loans in the related Mortgage Loan Group as of the Cut-off Date. The aggregate Fractional Undivided Interest of each Certificate of a Series that may be authenticated and delivered under this Agreement is limited to 100%. Certificates shall be issued in Authorized Denominations.

       Section 5.03. Registration of Transfer and Exchange of Certificates. The Certificate Trustee shall cause to be maintained at one of its offices or at its designated agent, a Certificate Register in which there shall be recorded the name and address of each Certificateholder. Subject to such reasonable rules and regulations as the Certificate Trustee may prescribe, the Certificate Register shall be amended from time to time by the Certificate Trustee or its agent to reflect notice of any changes received by the Certificate Trustee or its agent pursuant to Section 11.06. The Certificate Trustee hereby appoints itself as the initial Certificate Registrar.

       Upon surrender for registration of transfer of any Certificate of a Series to the Certificate Trustee at the office of The First National Bank of Chicago, 1 National Plaza, Suite 0122, Chicago, Illinois 60670, Attention:
Registered Securities, or such other address or agency as may hereafter be provided to each Master Servicer in writing by the Certificate Trustee, the Certificate Trustee shall execute, and the Certificate Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of such Series of Authorized Denominations of like Fractional Undivided Interest. At the option of the Certificateholders, Certificates of a Series may be exchanged for other Certificates of such Series in Authorized Denominations of like Fractional Undivided Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Certificate Trustee shall execute, and authenticate and deliver, the Certificates which the Certificateholder making the exchange is entitled to
receive.   Every Certificate presented or surrendered for transfer shall (if so required by the Certificate Trustee) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Certificate Trustee and duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing.

       A reasonable service charge may be made for any such exchange or transfer of Certificates, and the Certificate Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange or transfer of Certificates.

       All Certificates surrendered for exchange or transfer shall be canceled by the Certificate Trustee.

       Section 5.04. Mutilated, Destroyed, Lost or Stolen Certificates. If (i) any mutilated Certificate of a Series is surrendered to the Certificate Trustee, or (ii) the Certificate Trustee receives evidence to their satisfaction of the destruction, loss or theft of any Certificate of a Series, and there is delivered to the Certificate Trustee such security or indemnity as it may be required to save it harmless, then, in the absence of notice to the Certificate Trustee that such Certificate has been acquired by a bona fide purchaser, the Certificate Trustee shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of such Series of like Fractional Undivided Interest. Upon the issuance of any new Certificate under this Section 5.04, the Certificate Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Certificate Trustee) connected therewith. Any replacement Certificate of a Series issued pursuant to this Section 5.04 shall constitute complete and indefeasible evidence of ownership in the related Trust, as if originally issued, whether or not the lost or stolen Certificate shall be found at any time.

       Section 5.05. Persons Deemed Owners. The Depositor, each Master Servicer, the Certificate Trustee and any agent of any of them may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 6.01 and for all other purposes whatsoever, and none of the Depositor, the Master Servicers, the Certificate Trustee, the Certificate Registrar or any agent of the Depositor, the Master Servicers or the Certificate Trustee shall be affected by notice to the contrary.

       Section 5.06. Office for Transfer of Certificates. The Certificate Trustee shall maintain in New York, New York, an office or agency where Certificates may be surrendered for registration of transfer or exchange. The Certificate Trustee's office at 14 Wall Street, 8th Floor, New York, New York 10005, Attention: Corporate Trust, is initially designated for said purposes.

                                   ARTICLE VI
                         PAYMENTS TO CERTIFICATEHOLDERS

       Section 6.01. Distributions to Certificateholders.

       (a) On each Distribution Date, the Certificate Trustee shall distribute the Available Funds with respect to each Series to the Certificateholders of such Series, by wire transfer in immediately available funds for the account of each Certificateholder, or by any other means of payment acceptable to each Certificateholder of record on the immediately preceding Record Date (other than as provided in Section 10.01 respecting the final distribution), as specified by each such Certificateholder and at the address of such Holder appearing in the Certificate Register.

       (b) All reductions in the Certificate Principal Balance of a Certificate effected by distributions of principal with respect to Mortgage Loans made on any Distribution Date shall be binding upon all Holders of such Certificate and of any Certificate issued upon the registration of transfer or exchange therefor or in lieu thereof, whether or not such distribution is noted on such Certificate. The final distribution of principal of each Certificate shall be payable in the manner provided above only upon presentation and surrender thereof on or after the Distribution Date therefor at the office or agency of the Certificate Registrar specified in the notice delivered pursuant to Section 10.01(d).

       Section 6.02. Statements to Certificateholders. Not later than each Master Servicer Remittance Date, each Master Servicer shall forward to the Certificate Trustee a Master Servicer Report setting forth certain information with respect to the Mortgage Loans serviced by such Master Servicer. With each distribution from the Certificate Account on a Distribution Date with respect to a Series, the Certificate Trustee shall, based on the information set forth in such Master Servicers' Reports, prepare and forward to each Certificateholder, a statement setting forth, to the extent applicable: the amount of the distribution payable to the Certificateholders that represents principal and the amount that represents interest, and the applicable Certificate Principal Balance after giving effect to such distribution.





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
       Upon request by any Certificateholder, the Certificate Trustee shall forward to such Certificateholder and the Depositor an additional report which sets forth with respect to the Mortgage Loans:

              (a)    the number and aggregate Scheduled Principal Balance of
       (i) the Group 1 Mortgage Loans, (ii) the Group 2 Mortgage  Loans and
       (iii) the Group 3 Mortgage Loans;

              (b)    the number and aggregate Scheduled Principal Balance of
       (i) Group 1 Mortgage Loans, (ii) the Group 2 Mortgage Loans and (ii) Group 3 Mortgage Loans, in each case delinquent one, two and three months or more;

              (c) the (i) number and aggregate Scheduled Principal Balance of Group 1 Mortgage Loans with respect to which foreclosure proceedings have been initiated, and (ii) the number and aggregate book value of related Mortgaged Properties acquired through foreclosure, deed in lieu of foreclosure or other exercise of rights respecting the Certificate Trustee's security interest in the Group 1 Mortgage Loans;

              (d) the (i) number and aggregate Scheduled Principal Balance of Group 2 Mortgage Loans with respect to which foreclosure proceedings have been initiated, and (ii) the number and aggregate book value of related Mortgaged Properties acquired through foreclosure, deed in lieu of foreclosure or other exercise of rights respecting the Certificate Trustee's security interest in the Group 2 Mortgage Loans;

              (e) the (i) number and aggregate Scheduled Principal Balance of Group 3 Mortgage Loans with respect to which foreclosure proceedings have been initiated, and (ii) the number and aggregate book value of related Mortgaged Properties acquired through foreclosure, deed in lieu of foreclosure or other exercise of rights respecting the Certificate Trustee's security interest in the Group 3 Mortgage Loans;

              (f) The amount of Special Hazard Losses incurred in respect of the Group 1 Mortgage Loans since the immediately preceding Distribution Date, the cumulative amount of Special Hazard Losses incurred in respect of the Group 1 Mortgage Loans since the Cut-off Date, and the Special Hazard Loss Amount with respect to the Group 1 Mortgage Loans remaining as of the close of business on the applicable Determination Date;

              (g) The amount of Special Hazard Losses incurred in respect of the Group 2 Mortgage Loans since the immediately preceding Distribution Date, the cumulative amount of Special Hazard Losses incurred in respect of the Group 2 Mortgage Loans since the Cut-off Date, and the Special Hazard Loss Amount with respect to the Group 2 Mortgage Loans remaining as of the close of business on the applicable Determination Date;





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
              (h) The amount of Special Hazard Losses incurred in respect of the Group 3 Mortgage Loans since the immediately preceding Distribution Date, the cumulative amount of Special Hazard Losses incurred in respect of the Group 3 Mortgage Loans since the Cut-off Date, and the Special Hazard Loss Amount with respect to the Group 3 Mortgage Loans remaining as of the close of business on the applicable Determination Date;

              (i) The amount of Realized Losses incurred in respect of the Group 1 Mortgage Loans since the immediately preceding Distribution Date and the cumulative amount of Realized Losses incurred in respect of the Group 1 Mortgage Loans since the Cut-off Date;

              (j) The amount of Realized Losses incurred in respect of the Group 2 Mortgage Loans since the immediately preceding Distribution Date and the cumulative amount of Realized Losses incurred in respect of the Group 2 Mortgage Loans since the Cut-off Date;

              (k) The amount of Realized Losses incurred in respect of the Group 3 Mortgage Loans since the immediately preceding Distribution Date and the cumulative amount of Realized Losses incurred in respect of the Group 3 Mortgage Loans since the Cut-off Date;

              (l) The amount of Interest Shortfalls incurred in respect of the Group 1 Mortgage Loans since the immediately preceding Distribution Date and the cumulative amount of Interest Shortfalls incurred in respect of the Group 1 Mortgage Loans since the Cut-off Date;

              (m) The amount of Interest Shortfalls incurred in respect of the Group 2 Mortgage Loans since the immediately preceding Distribution Date and the cumulative amount of Interest Shortfalls incurred in respect of the Group 2 Mortgage Loans since the Cut-off Date; and

              (n) The amount of Interest Shortfalls incurred in respect of the Group 3 Mortgage Loans since the immediately preceding Distribution Date and the cumulative amount of Interest Shortfalls incurred in respect of the Group 3 Mortgage Loans since the Cut-off Date.

       Section 6.03. Monthly Advances. If the Scheduled Payment on a Mortgage Loan that was due on a related Due Date is delinquent other than as a result of application of the Relief Act, each Master Servicer shall deposit in the Certificate Account on the applicable Master Servicer Remittance Date an amount equal to such deficiency, net the applicable Master Servicing Fee, except to the extent such Master Servicer determines any such advance to be nonrecoverable from Liquidation Proceeds, Insurance Proceeds or future payments on the Mortgage Loan for which such Monthly Advance was made. Any amount used as a Certificate Account Advance shall be replaced by the related Master Servicer by deposit in the Certificate Account on or before any future date on





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
which and to the extent that funds in the Certificate Account on such date are less than the amount required to be transferred to the Certificate Account. If applicable, on the Business Day preceding each Distribution Date, each Master Servicer shall present an Officer's Certificate to the Certificate Trustee (i) stating that such Master Servicer elects not to make a Monthly Advance in a stated amount and (ii) detailing the reason it deems the advance to be nonrecoverable.

       Section 6.04. Compensating Interest Payments. Each Master Servicer shall deposit in the Certificate Account not later than the Master Servicer Remittance Date immediately preceding the related Distribution Date an amount equal to the lesser of (i) the aggregate amounts determined pursuant to clauses
(a) and (b) of the definition of Interest Shortfall as calculated with respect to Mortgage Loans serviced by such Master Servicer for the related Distribution Date and (ii) the applicable Master Servicing Fee for such Distribution Date; provided, however, that for this purpose the Master Servicing Fee Rate for each Cendant Mortgage Loan shall be capped at 0.20% per annum (such amount, the "Compensating Interest Payment"). No Master Servicer shall be entitled to any reimbursement of any Compensating Interest Payment.

       Section 6.05. Reports of Foreclosures and Abandonment of Mortgaged Property. Each year each Master Servicer shall report or cause to be reported to the Internal Revenue Service foreclosures and abandonments of any Mortgaged Property with respect to Mortgage Loans serviced by such Master Servicer as required by Section 6050J of the Code.


                                  ARTICLE VII
                              THE MASTER SERVICERS

       Section 7.01. Liabilities of the Master Servicers. Each Master Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by such Master Servicer herein. The parties agree that each Master Servicer shall service the Mortgage Loans which it services in accordance with the terms of this Agreement, in accordance with this Agreement and applicable laws and regulations, giving due consideration to customary and usual standards of practice of prudent mortgage lenders and master servicers.

       Section 7.02. Merger or Consolidation of a Master Servicer. Any Person into which a Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which a Master Servicer shall be a party, or any Person succeeding to the business of a Master Servicer, shall be the successor of such Master Servicer hereunder, without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

       Section 7.03. Indemnification of the Certificate Trustee. The Trusts shall indemnify the Indemnified Persons for, and to hold them harmless against, any loss, liability or expense incurred on their part, arising out of, or in connection with, this Agreement, including the costs and expenses (including reasonable legal fees and expenses) of defending themselves against any such claim other than (i) any loss, liability or expense related to any such Indemnified Person's failure to perform such Indemnified Person's duties in strict compliance with this Agreement (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and (ii) any loss, liability or expense incurred by reason of any such Indemnified Person's willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. In addition, each Master Servicer, individually and not jointly, shall indemnify the Indemnified Persons for, and hold them harmless against, any loss, liability or expense incurred on its part, arising out of, or in connection with, this Agreement, including the costs and expenses (including reasonable legal fees and expenses) of defending themselves against any such claim, but only to the extent any such loss, liability or expense results solely from such Master Servicer's failure to perform its duties in strict compliance with this Agreement. This indemnity shall survive the resignation or removal of the Certificate Trustee and the termination of this Agreement.

       Section 7.04.  Limitation on Liability of the Master Servicer and
Others.

       (a) Neither Master Servicer nor any of its directors, officers, employees or agents shall be under any liability to the Indemnified Persons, the Depositor, the Trusts or the Certificateholders for taking any action or for refraining from taking any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect a Master Servicer or any such Person against any breach of warranties or representations made herein by it or any liability which would otherwise be imposed on it by reason of such Person's willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder.

       (b) Each Master Servicer and any of its directors, officers, employees or agents may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

       (c) Each Master Servicer and any of its directors, officers, employees or agents shall be indemnified by the Trusts and held harmless thereby against any loss, liability or expense incurred in connection with any legal proceedings relating to this Agreement or the Certificates (including reasonable legal fees and disbursements of counsel), other than (i) any loss, liability or expense related to its failure to perform its duties in strict compliance with this Agreement (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and (ii) any loss, liability or expense incurred by reason of such Person's willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.

       (d) Neither Master Servicer shall be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its duties under this Agreement and that in its opinion may involve it in any expense or liability; provided, however, that either Master Servicer may in its discretion, with the consent of the Certificate Trustee, undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the related Trusts, and such Master Servicer shall be entitled to be reimbursed therefor out of the related





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
Protected Accounts or the Certificate Account as provided by Section 4.03(a). Nothing in this Section 7.04(d) shall affect a Master Servicer's obligation to supervise the servicing and administration of the Mortgage Loans pursuant to
Section 3.01(a).

       (e) In taking or recommending any course of action pursuant to this Agreement, unless specifically required to do so pursuant to this Agreement, no Master Servicer shall be required to investigate or make recommendations concerning potential liabilities which the Trusts might incur as a result of such course of action by reason of the condition of the Mortgaged Properties but each Master Servicer shall give notice to the Certificate Trustee if it has notice of such potential liabilities.

       Section 7.05.  No Master Servicer to Resign.  Except as provided in
Section 7.06, no Master Servicer shall resign from the obligations and duties hereby imposed on it except upon a determination that any such duties hereunder
are no longer permissible under applicable law.   Any such determination
permitting the resignation of a Master Servicer shall be evidenced by an Opinion of Independent Counsel to such effect delivered to the Certificate Trustee. No such resignation by a Master Servicer shall become effective until the Certificate Trustee or a successor to such Master Servicer reasonably satisfactory to the Certificate Trustee shall have assumed the responsibilities and obligations of such Master Servicer in accordance with Section 8.02 hereof. The Certificate Trustee shall notify the Rating Agencies of the resignation of any Master Servicer.

       Section 7.06. Sale and Assignment of Master Servicing. Each Master Servicer may sell and assign its rights and delegate its duties and obligations in their entirety as a Master Servicer under this Agreement; provided, however, that:

              (i) the purchaser or transferee accepting such assignment and delegation (a) shall be a Person which shall be qualified to service mortgage loans for FNMA or Freddie Mac; (b) shall have a net worth of not less than $10,000,000 (unless otherwise approved by each Rating Agency pursuant to clause (ii) below); (c) shall be reasonably satisfactory to the Certificate Trustee (as evidenced in a writing signed by the Certificate Trustee); (d) shall execute and deliver to the Certificate Trustee an agreement, in form and substance reasonably satisfactory to the Certificate Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by it as master servicer under this Agreement from and after the effective date of such agreement;

              (ii) each Rating Agency shall be given prior written notice of the identity of the proposed successor to such Master Servicer and each Rating Agency's rating of the Certificates in effect immediately prior to such assignment, sale and delegation will not be downgraded, qualified or withdrawn as a result of such assignment, sale and delegation, as evidenced by a letter to such effect delivered to such Master Servicer and the Certificate Trustee; and

              (iii) the Master Servicer assigning and selling the master servicing shall deliver to the Certificate Trustee an Officer's Certificate and an Opinion of Independent Counsel, each stating that all conditions precedent to such action under this Agreement have been completed and such action is permitted by and complies with the terms of this Agreement.

No such assignment or delegation shall affect any liability of the related Master Servicer arising prior to the effective date thereof.

                                  ARTICLE VIII
                                    DEFAULT

       Section 8.01. Events of Default. The term "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

              (i) A Master Servicer fails to cause to be deposited in the Certificate Account any amount so required to be deposited pursuant to this Agreement, and such failure continues unremedied for a period of two Business Days after the date such deposit was required to be made; or

              (ii) A Master Servicer fails to observe or perform in any material respect any other covenants and agreements set forth in this Agreement to be performed by it, which covenants and agreements materially affect the rights of Certificateholders, and such failure continues unremedied for a period of 60 days after the date on which written notice of such failure, properly requiring the same to be remedied, shall have been given to such Master Servicer by the Certificate Trustee or to such Master Servicer and the Certificate Trustee by the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 25% of the Trust Fund for a Series; or

              (iii) There is entered against a Master Servicer a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order is unstayed and in effect for a period of 60 consecutive days, or an involuntary case is commenced against a Master Servicer under any applicable insolvency or reorganization statute and the petition is not dismissed within 60 days after the commencement of the case; or

              (iv) A Master Servicer consents to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to such Master Servicer or substantially all of its property; or a Master Servicer admits in writing its inability to pay its debts generally as they become due, files a petition to take advantage of any applicable insolvency or reorganization statute, makes an assignment for the benefit of its creditors, or voluntarily suspends payment of its obligations; or

              (v) A Master Servicer assigns or delegates its duties or rights under this Agreement in contravention of the provisions permitting such assignment or delegation under Sections 7.05 or 7.06.

In each and every such case, so long as such Event of Default with respect to such Master Servicer shall not have been remedied, either the Certificate Trustee or the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 51% of the principal of the Trust Fund for an affected Series, by notice in writing to such Master Servicer (and to the Certificate Trustee if given by such Certificateholders), with a copy to the Rating Agencies, may terminate all of the rights and obligations (but not the liabilities) of such Master Servicer under this Agreement and in and to the Mortgage Loans and/or the REO Property serviced by such Master Servicer and the proceeds thereof. Upon the receipt by a Master Servicer of such written notice, all authority and power of such Master Servicer under this Agreement, whether with respect to the Certificates, the applicable Mortgage Loans, REO Property or under any other related agreements, shall, subject to Section 8.02, automatically and without further action pass to and be vested in the Certificate Trustee pursuant to this Section 8.01; and, without limitation, the Certificate Trustee is hereby authorized and empowered to execute and deliver, on behalf of the defaulting Master Servicer as attorney-in-fact or otherwise, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the applicable Mortgage Loans and related documents, or otherwise. Each Master Servicer agrees to cooperate with the Certificate Trustee in effecting the termination of the defaulting Master Servicer's rights and obligations hereunder, including, without limitation, the transfer to the Certificate Trustee of (i) the property and amounts which are then or should be part of the Trust or which thereafter become part of the Trust; (ii) originals or copies of all documents of such Master Servicer reasonably requested by the Certificate Trustee to enable it to assume such Master Servicer's duties thereunder; and
(iii) the rights and obligations of such Master Servicer under this Agreement with respect to the applicable Mortgage Loans. In addition to any other amounts which are then, or, notwithstanding the termination of its activities under this Agreement, may become payable to a terminated Master Servicer under this Agreement, such Master Servicer shall be entitled to receive, out of any amount received on account of any applicable Mortgage Loan or REO Property, that portion of such payments which it would have received as reimbursement pursuant to Section 3.11 if notice of termination had not been given. The termination of the rights and obligations of a Master Servicer shall not affect any obligations incurred by such Master Servicer prior to such termination nor the right of such Master Servicer to its accrued fees and expenses.

       Section 8.02.  Certificate Trustee to Act; Appointment of Successor.
(a) Upon the receipt by a Master Servicer of a notice of termination pursuant to Section 8.01 or an Opinion of Independent Counsel pursuant to Section 7.05 to the effect that such Master Servicer is legally unable to act or to delegate its duties to a Person which is legally able to act, the Certificate Trustee shall automatically become the successor in all respects to such Master Servicer in its capacity under this Agreement and the transactions set forth or provided for herein and shall thereafter be subject to all the responsibilities, duties, liabilities and limitations on liabilities relating thereto placed on such Master Servicer by the terms and provisions hereof; provided, however, that the Certificate Trustee (i) shall be under no obligation to purchase any related Mortgage Loan pursuant to Section

10.01; and (ii) shall have no obligation whatsoever with respect to any liability (other than advances deemed recoverable and not previously made) incurred by such Master Servicer at or prior to the time of receipt by such Master Servicer of such notice or by the Certificate Trustee of such Opinion of Independent Counsel. As compensation therefor, the Certificate Trustee shall be entitled to all funds relating to the Mortgage Loans which such Master Servicer would have been entitled to retain if such Master Servicer had continued to act hereunder, except for those amounts due such Master Servicer as reimbursement for advances previously made or expenses previously incurred. Notwithstanding the above, the Certificate Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint or petition a court of competent jurisdiction to appoint, any established housing and home finance institution which is a FNMA- or Freddie Mac-approved servicer, and with respect to a successor to a Master Servicer only, having a net worth of not less than $10,000,000, as the successor to such Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of such Master Servicer hereunder. Pending appointment of a successor to a Master Servicer hereunder, the Certificate Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Certificate Trustee may make such arrangements for the compensation of such successor out of payments on the Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Certificate Trustee under this Subsection 8.02(a), and that such successor shall undertake and assume the obligations of the Certificate Trustee to pay compensation to any third Person acting as an agent or independent contractor in the performance of master servicing responsibilities hereunder. The Certificate Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

       (b) If the Certificate Trustee shall succeed to any duties of a Master Servicer respecting the Mortgage Loans master serviced by such Master Servicer as provided herein, it shall do so in a separate capacity and not in its capacity as Certificate Trustee and, accordingly, the provisions of Article IX shall be inapplicable to the Certificate Trustee in its duties as the successor to such Master Servicer in the servicing of such Mortgage Loans (although such provisions shall continue to apply to the Certificate Trustee in its capacity as Certificate Trustee); the provisions of Article VII, however, shall apply to it in its capacity as successor master servicer.

       Section 8.03. Notification to Certificateholders. Upon any termination or appointment of a successor to a Master Servicer, the Certificate Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to the Rating Agencies.

       Section 8.04. Waiver of Defaults. The Certificate Trustee shall transmit by mail to all Certificateholders, within 60 days after the occurrence of any Event of Default known to the Certificate Trustee, unless such Event of Default shall have been cured, notice of each such Event of Default hereunder known to the Certificate Trustee. The Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund for an affected Series may, on behalf of all Certificateholders, waive any default by a Master Servicer in the performance of its obligations hereunder and the consequences thereof, except a default in the making of or the causing to be made any required distribution on the Certificates of such Series. Upon any such waiver of a past default, such default shall be deemed to cease to exist, and any Event of Default arising therefrom shall be deemed to have been timely remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived. The Certificate Trustee shall give notice of any such waiver to the Rating Agencies.

       Section 8.05. List of Certificateholders. Upon written request of two or more Certificateholders of record, for purposes of communicating with other Certificateholders with respect to their rights under this Agreement, the Certificate Trustee will afford such Certificateholders access during business hours to the most recent list of Certificateholders held by the Certificate Trustee.


                                   ARTICLE IX
                       CONCERNING THE CERTIFICATE TRUSTEE

       Section 9.01.  Duties of Certificate Trustee.

       (a) The Certificate Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement as duties of the Certificate Trustee. If an Event of Default has occurred and has not been cured or waived, the Certificate Trustee shall exercise such of the rights and powers vested in it by this Agreement, and subject to Section 8.02(b) use the same degree of care and skill in their exercise, as a prudent person would exercise under the circumstances in the conduct of his own affairs.

       (b) Upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments which are specifically required to be furnished to the Certificate Trustee pursuant to any provision of this Agreement, the Certificate Trustee shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Certificate Trustee shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by a Master Servicer hereunder; and provided, further, that the Certificate Trustee shall not be responsible for the accuracy or verification of any calculation provided to it pursuant to this Agreement.

       (c) The Certificate Trustee shall make monthly distributions and the final distribution to the Certificateholders as provided in Sections 6.01 and
10.01 herein.

       (d) No provision of this Agreement shall be construed to relieve the Certificate Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

              (i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Certificate Trustee shall be determined solely by the express provisions of this Agreement, the Certificate Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Certificate Trustee and, in the absence of bad faith on the part of the Certificate Trustee, the Certificate Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Certificate Trustee and conforming to the requirements of this Agreement.

              (ii) The Certificate Trustee shall not be liable in its individual capacity for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Certificate Trustee, unless it shall be proved that the Certificate Trustee was negligent in ascertaining the pertinent facts.

              (iii) The Certificate Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the directions of the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 25% of the Trust Fund for a Series, if such action or non-action relates to the time, method and place of conducting any proceeding for any remedy available to the Certificate Trustee, or exercising any trust or other power conferred upon the Certificate Trustee, under this Agreement.

              (iv) The Certificate Trustee shall not be required to take notice or be deemed to have notice or knowledge of any default or Event of Default unless a Responsible Officer of the Certificate Trustee's Corporate Trust Office shall have actual knowledge thereof. In the absence of such notice, the Certificate Trustee may conclusively assume there is no such default or Event of Default.

              (v) The Certificate Trustee shall not in any way be liable by reason of any insufficiency in any Account held by or in the name of Certificate Trustee unless it is determined by a court of competent jurisdiction that the Certificate Trustee's gross negligence or willful misconduct was the primary cause of such insufficiency. Notwithstanding the preceding sentence, the Certificate Trustee shall not in any way be liable by reason of any insufficiency in any Account (except the Certificate Account) held by, or in the name of the Certificate Trustee resulting from any loss on any Permitted Investment invested pursuant to
       Article IV of this Agreement.

              (vi) Anything in this Agreement to the contrary notwithstanding, in no event shall the Certificate Trustee be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Certificate Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

       The Certificate Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the





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
provisions contained in this Agreement shall in any event require the Certificate Trustee to perform, or be responsible for the manner of performance of, any of the obligations of a Master Servicer under this Agreement, except during such time, if any, as the Certificate Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, such Master Servicer in accordance with the terms of this Agreement.

       (e) All funds received by the Certificate Trustee and required to be deposited in the Certificate Account pursuant to this Agreement will be promptly so deposited by the Certificate Trustee.

       (f) Except for those actions that the Certificate Trustee is required to take hereunder, the Certificate Trustee shall have no obligation or liability to take any action or to refrain from taking any action hereunder in the absence of written direction as provided hereunder.

       Section 9.02. Certain Matters Affecting the Certificate Trustee. Except as otherwise provided in Section 9.01:

              (i) The Certificate Trustee may rely and shall be protected in acting or refraining from acting in reliance on any resolution, Officer's Certificate, certificate of a Servicing Officer, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.

              (ii) The Certificate Trustee may consult with counsel and any advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection with respect to any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel.

              (iii) The Certificate Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement, other than its obligation to give notices pursuant to this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Certificate Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby. Nothing contained herein shall, however, relieve the Certificate Trustee of the obligation, upon the occurrence of an Event of Default of which a Responsible Officer of the Certificate Trustee's Corporate Trust Office has actual knowledge (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise, as a prudent person would exercise under the circumstances in the conduct of his own affairs.

              (iv) The Certificate Trustee shall not be liable in its individual capacity for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement.





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              (v)    The Certificate Trustee shall not be bound to make any
       investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 25% of the Trust Fund for a Series and provided that the payment within a reasonable time to the Certificate Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Certificate Trustee, reasonably assured to the Certificate Trustee by the security afforded to it by the terms of this Agreement. The Certificate Trustee may require reasonable indemnity against such expense or liability as a condition to taking any such action. The reasonable expense of every such examination shall be paid by the Certificateholders requesting the investigation.

              (vi) The Certificate Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or through agents or attorneys; provided, however, that the Certificate Trustee may not appoint any agent to perform its custodial functions with respect to the Mortgage Files, other than the Custodian, or paying agent functions under this Agreement without the express written consent of each Master Servicer. The Certificate Trustee shall not be liable or responsible for the misconduct or negligence of any of the Certificate Trustee's agents or attorneys or a custodian or paying agent appointed hereunder by the Certificate Trustee with due care and, when required, with the consent of each Master Servicer.

              (vii) Should the Certificate Trustee deem the nature of any action required on its part, other than a payment or transfer under
       Section 4.02(b) or Section 4.03, to be unclear, the Certificate Trustee may require prior to such action that it be provided by a Master Servicer with reasonable further instructions.

              (viii) The right of the Certificate Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Certificate Trustee shall not be accountable for other than its negligence or willful misconduct in the performance of any such act.

              (ix) The Certificate Trustee shall not be required to give any bond or surety with respect to the execution of the trust created hereby or the powers granted hereunder.

              (x) The Certificate Trustee shall have no duty to conduct any affirmative investigation as to the occurrence of any condition requiring the repurchase of any Mortgage Loan by BSMCC pursuant to this Agreement and/or the Mortgage Loan Purchase Agreement or the eligibility of any Mortgage Loan for purposes of this Agreement.

       Section 9.03. Certificate Trustee Not Liable for Certificates or Mortgage Loans. The recitals contained herein and in the Certificates shall be taken as the statements of the Depositor, and the Certificate Trustee shall have no responsibility for their correctness. The Certificate Trustee makes no representation as to the validity or sufficiency of the Certificates (other than the signature and





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countersignature of the Certificate Trustee on the Certificates) or of any
Mortgage Loan except as expressly provided in Sections 2.02 and 2.05 hereof; provided, however, that the foregoing shall not relieve the Certificate Trustee of its obligation to cause the Custodian to review the Mortgage Files pursuant to Sections 2.02 and 2.05. The Certificate Trustee's signature and countersignature (or countersignature of its agent) on the Certificates shall be solely in its capacity as Certificate Trustee and shall not constitute an obligation of the Certificate Trustee in any other capacity. The Certificate Trustee shall not be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor with respect to the Mortgage Loans. Subject to the provisions of Section 2.05, the Certificate Trustee shall not be responsible for the legality or validity of this Agreement or any document or instrument relating to this Agreement, the validity of the execution of this Agreement or of any supplement hereto or instrument of further assurance, or the validity, priority, perfection or sufficiency of the security for the Certificates issued hereunder or intended to be issued hereunder. The Certificate Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage Loan, or the perfection and priority of any Security Agreement or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the related Trust Fund or its ability to generate the payments to be distributed to Certificateholders, under this Agreement. The Certificate Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to record this Agreement.

       Section 9.04. Certificate Trustee May Own Certificates. The Certificate Trustee in its individual capacity or in any capacity other than as Certificate Trustee hereunder may become the owner or pledgee of any Certificates with the same rights it would have if it were not Certificate Trustee, and may otherwise deal with the parties hereto.

       Section 9.05. Certificate Trustee's Fees and Expenses. The Certificate Trustee shall not be entitled to any fee except that it shall be entitled to retain as compensation all investment income, net of any investment losses, with respect to Permitted Investments in the Certificate Account. Such compensation obligation shall not be limited by any provision of law in regard to the compensation of a Certificate Trustee of an express trust.

       Section 9.06. Eligibility Requirements for Certificate Trustee. The Certificate Trustee and any successor Certificate Trustee shall during the entire duration of this Agreement be a state bank or trust company or a national banking association organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus and undivided profits of at least $40,000,000 or, in the case of a successor Certificate Trustee, $50,000,000, subject to supervision or examination by federal or state authority and, in the case of a successor Certificate Trustee other than pursuant to Section 9.10, rated in one of the two highest long-term debt categories of, or otherwise acceptable to, each of the Rating Agencies. The Certificate Trustee shall not be an Affiliate of any Master Servicer, unless the Certificate Trustee acts as successor Master Servicer hereunder. If the Certificate Trustee publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this





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Section 9.06 the combined capital and surplus of such entity shall be deemed to be its total equity capital (combined capital and surplus) as set forth in its most recent report of condition so published. In case at any time the Certificate Trustee shall cease to be eligible in accordance with the provisions of this Section 9.06, the Certificate Trustee shall resign immediately in the manner and with the effect specified in Section 9.08.

       Section 9.07. Insurance. The Certificate Trustee, at its own expense, shall at all times maintain and keep in full force and effect: (i) fidelity insurance, (ii) theft of documents insurance and (iii) forgery insurance (which may be collectively satisfied by a "Financial Institution Bond" and/or a "Bankers' Blanket Bond"). All such insurance shall be in amounts, with standard coverage and subject to deductibles, as are customary for insurance typically maintained by banks which act as custodians for investor-owned mortgage pools. A certificate of an officer of the Certificate Trustee as to the Certificate Trustee's compliance with this Section 9.07 shall be furnished to any Master Servicer or Certificateholder upon reasonable written request.

       Section 9.08.  Resignation and Removal of the Certificate Trustee.

       (a) The Certificate Trustee may at any time resign and be discharged from the Trusts hereby created by giving written notice thereof to each Master Servicer, with a copy to the Rating Agencies. Upon receiving such notice of resignation, the Master Servicers shall promptly appoint a successor Certificate Trustee by written instrument, in triplicate, one copy of which instrument shall be delivered to each of the resigning Certificate Trustee and the successor Certificate Trustee. If no successor Certificate Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Certificate Trustee may petition any court of competent jurisdiction for the appointment of a successor Certificate Trustee.

       (b) If at any time the Certificate Trustee shall cease to be eligible in accordance with the provisions of Section 9.06 and shall fail to resign after written request therefor by the Master Servicers or if at any time the Certificate Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Certificate Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Certificate Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Master Servicers shall be entitled to remove the Certificate Trustee and appoint a successor Certificate Trustee by written instrument, in triplicate, one copy of which instrument shall be delivered to each of the Certificate Trustee so removed and the successor Certificate Trustee.

       (c) The Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund for each Series may at any time remove the Certificate Trustee and appoint a successor Certificate Trustee by written instrument or instruments, in quadruplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to each Master Servicer, the Certificate Trustee so removed and the successor so appointed.

       (d) No resignation or removal of the Certificate Trustee and appointment of a successor Certificate Trustee pursuant to any of the provisions of this Section 9.08 shall become effective





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except upon appointment of and acceptance of such appointment by the successor
Certificate Trustee as provided in Section 9.09. All costs and expenses incurred in connection with the resignation or removal of the Certificate Trustee shall be paid by such Certificate Trustee.

       Section 9.09.  Successor Certificate Trustee.

       (a)    Any successor Certificate Trustee appointed as provided in
Section 9.08 shall execute, acknowledge and deliver to each Master Servicer and to its predecessor Certificate Trustee an instrument accepting such appointment hereunder. The resignation or removal of the predecessor Certificate Trustee shall then become effective and such successor Certificate Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Certificate Trustee herein. The predecessor Certificate Trustee shall after payment of its outstanding fees and expenses promptly deliver to the successor Certificate Trustee all assets and records of the Trust held by it hereunder, and each Master Servicer and the predecessor Certificate Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor Certificate Trustee all such rights, powers, duties and obligations.

       (b) No successor Certificate Trustee shall accept appointment as provided in this Section 9.09 unless at the time of such acceptance such successor Certificate Trustee shall be eligible under the provisions of Section 9.06.

       (c) Upon acceptance of appointment by a successor Certificate Trustee as provided in this Section 9.09, the successor Certificate Trustee shall mail notice of the succession of such Certificate Trustee hereunder to all Certificateholders at their addresses as shown in the Certificate Register and to the Rating Agencies.

       Section 9.10. Merger or Consolidation of Certificate Trustee. Any state bank or trust company or national banking association into which the Certificate Trustee may be merged or converted or with which it may be consolidated or any state bank or trust company or national banking association resulting from any merger, conversion or consolidation to which the Certificate Trustee shall be a party, or any state bank or trust company or national banking association succeeding to all or substantially all of the corporate trust business of the Certificate Trustee, shall be the successor of the Certificate Trustee hereunder, provided such state bank or trust company or national banking association shall be eligible under the provisions of Section
9.06. Such succession shall be valid without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

       Section 9.11. Appointment of Co-Certificate Trustee or Separate Certificate Trustee.

       (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trusts or property constituting the same may at the time be located, the Master Servicers and the Certificate Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons





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approved by the Certificate Trustee and the Master Servicers to act as
co-Certificate Trustee or co-Certificate Trustees, jointly with the Certificate Trustee, or separate Certificate Trustee or separate Certificate Trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity, such title to the Trusts, or any part thereof, and, subject to the other provisions of this Section 9.11, such powers, duties, obligations, rights and trusts as the Master Servicers and the Certificate Trustee may consider necessary or desirable.

       (b) If the Master Servicers shall not have joined in such appointment within 15 days after the receipt by it of a written request so to do, or in case an Event of Default with respect to a Master Servicer shall have occurred and be continuing, the Certificate Trustee shall have the power to make such appointment without such Master Servicer or Master Servicers.

       (c) No co-Certificate Trustee or separate Certificate Trustee hereunder shall be required to meet the terms of eligibility as a successor Certificate Trustee under Section 9.06 hereunder and no notice to Certificateholders of the appointment of co-Certificate Trustee(s) or separate Certificate Trustee(s) shall be required under Section 9.08 hereof.

       (d) In the case of any appointment of a co-Certificate Trustee or separate Certificate Trustee pursuant to this Section 9.11, all rights, powers, duties and obligations conferred or imposed upon the Certificate Trustee and required to be conferred on such co-Certificate Trustee shall be conferred or imposed upon and exercised or performed by the Certificate Trustee and such separate Certificate Trustee or co-Certificate Trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Certificate Trustee hereunder or as successor to a Master Servicer hereunder), the Certificate Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trusts or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate Certificate Trustee or co-Certificate Trustee at the direction of the Certificate Trustee.

       (e) Any notice, request or other writing given to the Certificate Trustee shall be deemed to have been given to each of the then separate Certificate Trustees and co-Certificate Trustees, as effectively as if given to each of them. Every instrument appointing any separate Certificate Trustee or co-Certificate Trustee shall refer to this Agreement and the conditions of this
Article IX. Each separate Certificate Trustee and co-Certificate Trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Certificate Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Certificate Trustee. Every such instrument shall be filed with the Certificate Trustee.

       (f) To the extent not prohibited by law, any separate Certificate Trustee or co-Certificate Trustee may, at any time, request the Certificate Trustee, its agent or attorney-in-fact, with full power and authority, to do any lawful act under or with respect to this Agreement on its behalf and in its name. If any separate Certificate Trustee or co-Certificate Trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and





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
be exercised by the Certificate Trustee, to the extent permitted by law, without the appointment of a new or successor Certificate Trustee.

       (g) No Certificate Trustee under this Agreement shall be personally liable by reason of any act or omission of another Certificate Trustee under this Agreement. The Master Servicers and the Certificate Trustee acting jointly may at any time accept the resignation of or remove any separate Certificate Trustee or co-Certificate Trustee, except that following the occurrence of any Event of Default which has not been cured, the Certificate Trustee acting alone may accept the resignation of or remove any separate Certificate Trustee or co-Certificate Trustee.

       Section 9.12. Master Servicers Shall Provide Information as Reasonably Required. Each Master Servicer shall furnish to the Certificate Trustee, during the term of this Agreement, such periodic, special, or other reports or information (and in such electronic format or other means acceptable to the Certificate Trustee) as such Master Servicer may have in its possession and as may reasonably be requested by the Certificate Trustee in order to fulfill its duties and obligations under this Agreement.

                                   ARTICLE X
                                  TERMINATION

       Section 10.01. Termination of a Series Upon Repurchase by BSMCC or its Designee or the Depositor or Liquidation of the Mortgage Loans.

       (a) Subject to Section 10.02, the respective obligations and responsibilities of the Depositor, the Master Servicers, the Custodian and the Certificate Trustee created hereby, other than the obligation of the Certificate Trustee or the Master Servicers to make payments to Certificateholders of a Series as hereinafter set forth and to the Certificate Trustee, shall terminate with respect to a Series upon:

              (i) the repurchase by or at the direction of BSMCC or its designee (or if BSMCC or its designee does not exercise such option, the Depositor) of all Mortgage Loans in the Mortgage Loan Group of such Series and all REO Property remaining in the Trust Fund relating to such Mortgage Loan Group at a price equal to the aggregate Class Current Principal Balances of the Outstanding Bonds of the related Bond Group, plus accrued and unpaid interest thereof through the end of the month preceding the month in which such purchase occurs; or

              (ii) the later of the making of the final payment or other liquidation, or any advance with respect thereto, of the last Mortgage Loan remaining in the Trust Fund of such Series or the disposition of all property acquired with respect to any Mortgage Loan of such Series; provided, however, that in the event that an advance has been made, but not yet recovered, at the time of such termination, the Person having made such advance shall be entitled to receive, notwithstanding such termination, any payments received subsequent thereto with respect to which such advance was made.





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
       (b) In no event, however, shall any Trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date of this Agreement.

       (c) The right of BSMCC or its designee or the Depositor, as the case may be, to repurchase all Mortgage Loans in a Mortgage Loan Group pursuant to
Section 10.01(a)(i) above shall be exercisable only if (i) in the case of BSMCC or its designee or the Depositor, the aggregate unpaid principal balance of the Mortgage Loans in such Mortgage Loan Group at the time of any such repurchase is less than 5% of the portion of the Cut-off Date Balance allocable to such Mortgage Loan Group or (ii) in the case of the Depositor, the Depositor, based upon an Opinion of Counsel, has determined that the REMIC status of any Series REMIC has been lost or that a substantial risk exists that such REMIC status will be lost for the then-current taxable year. At any time thereafter, in the case of (i) above, BSMCC or its designee, or the Depositor, and in the case of
(ii) above, the Depositor may elect to terminate the related Trust at any time, and upon such election, BSMCC or its designee or the Depositor, as the case may be, shall repurchase all the Mortgage Loans and REO Property of the related Mortgage Loan Group.

       (d) The Certificate Trustee shall give notice of any termination to the Certificateholders of an affected Series, with a copy to the Rating Agencies, upon which the Certificateholders shall surrender their Certificates to the Certificate Trustee for payment of the final distribution and cancellation. Such notice shall be given by letter, mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution, and shall specify (i) the Distribution Date upon which final payment of the Certificates of such Series will be made upon presentation and surrender of such Certificates at the office of the Certificate Trustee therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of such Certificate Trustee therein specified.

       (e) If the option of BSMCC or its designee or the Depositor, as the case may be, to repurchase or cause the repurchase of all Mortgage Loans in a Mortgage Loan Group under Section 10.01(a)(i) above is exercised, BSMCC, its designee or the Depositor, as the case may be, shall deliver to the Certificate Trustee for deposit in the Certificate Account, by the Business Day prior to the applicable Distribution Date, an amount equal to the repurchase price for the Mortgage Loans being purchased by it and all property acquired with respect to such Mortgage Loans remaining in the applicable Trust Fund. Upon the presentation and surrender of the related Certificates, the Certificate Trustee shall distribute all amounts in the Certificate Account related to such Mortgage Loan Group to the related Certificateholders. Upon deposit of the required repurchase price and following such final Distribution Date, the Certificate Trustee shall cause the Custodian to release promptly to BSMCC or its designee or the Depositor, as the case may be, the Mortgage Files for the remaining Mortgage Loans for such Mortgage Loan Group, and upon the termination of the final Trust created hereunder the Accounts shall terminate, subject to the Certificate Trustee's obligation to hold any amounts payable to Certificateholders in trust without interest pending final distributions pursuant to this Section 10.01.





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
       (f) In the event that this Agreement is terminated by reason of the payment or liquidation of all Mortgage Loans or the disposition of all property acquired with respect to all Mortgage Loans under Section 10.01(a)(ii) above, each Master Servicer shall deliver to the Certificate Trustee for deposit in the Certificate Account all distributable amounts remaining in its Protected Accounts. Upon the presentation and surrender of the Certificates of the outstanding Series, the Certificate Trustee shall distribute to the related Certificateholders, in accordance with their respective interests, all distributable amounts remaining in the Certificate Account. Upon deposit by each Master Servicer of such distributable amounts and delivery to the Certificate Trustee of an Officer's Certificate from such Master Servicer certifying that such deposit has been made, and following such final Distribution Date, the Certificate Trustee shall cause the Custodian to release promptly to BSMCC or its designee or the Depositor, as the case may be, the Mortgage Files for the remaining Mortgage Loans, and the Accounts shall terminate, subject to the Certificate Trustee's obligation to hold any amounts payable to the Certificateholders in trust without interest pending final distributions pursuant to this Section 10.01.

       (g) If not all of the Certificateholders of an affected Series shall surrender their Certificates for cancellation within six months after the time specified in the above-mentioned written notice, the Certificate Trustee shall give a second written notice to the remaining Certificateholders of such Series to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice, not all such Certificates shall have been surrendered for cancellation, the Certificate Trustee may take appropriate steps, or appoint any agent to take appropriate steps, to contact the remaining affected Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain subject to this Agreement.


                                   ARTICLE XI
                            MISCELLANEOUS PROVISIONS

       Section 11.01. Amendment. (a) This Agreement may be amended from time to time by the Depositor, the Certificate Trustee and the Master Servicers, without notice to or the consent of any of the Certificateholders, to cure any ambiguity, to correct or supplement any provisions herein that may be defective or inconsistent with any other provisions herein, to comply with any changes in the Code or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Independent Counsel, adversely affect in any material respect the interests of any Certificateholder.

       (b) This Agreement may also be amended from time to time by the Depositor, the Certificate Trustee and the Master Servicers, with the consent of BSMCC and the Holders of Certificates of a Series evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund for each affected Series for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Certificateholders of such Series; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage





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Loans which are required to be distributed on any Certificate of such Series without the consent of the Holder of such Certificate, (ii) reduce the aforesaid percentage of Certificates of a Series the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates of such Series then outstanding, or (iii) cause any of the Series REMICs to fail to qualify as a REMIC for federal income tax purposes, as evidenced by an Opinion of Independent Counsel which shall be provided to the Certificate Trustee other than at the Certificate Trustee's expense. Notwithstanding any other provision of this Agreement, for purposes of the giving or withholding of consents pursuant to this Section 11.02(b), Certificates registered in the name of or held for the benefit of the Depositor, the Master Servicers or the Certificate Trustee or any Affiliate thereof shall be entitled to vote their Undivided Fractional Interests with respect to matters affecting such Certificates.

       (c) Promptly after the execution of any such amendment, the Certificate Trustee shall furnish a copy of such amendment or written notification of the substance of such amendment to each Certificateholder, with a copy to the Rating Agencies.

       (d) In the case of an amendment under Section 11.02(b) above, it shall not be necessary for the Certificateholders of the affected Series to approve the particular form of such an amendment. Rather, it shall be sufficient if the Certificateholders approve the substance of the amendment. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Certificate Trustee may prescribe.

       (e) Prior to the execution of any amendment to this Agreement, the Certificate Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Certificate Trustee may, but shall not be obligated to, enter into any such amendment which affects the Certificate Trustee's own rights, duties or immunities under this Agreement.

       Section 11.02. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere. The Certificate Trustee shall effect such recordation, at the expense of the Trusts upon the request in writing of a Certificateholder, but only if such direction is accompanied by an Opinion of Counsel (provided at the expense of the Certificateholder requesting recordation) to the effect that such recordation would materially and beneficially affect the interests of the Certificateholders or is required by law.

       Section 11.03.  Limitation on Rights of Certificateholders.

       (a) The death or incapacity of any Certificateholder shall not terminate this Agreement or any Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of any Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.





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
       (b) Except as expressly provided in this Agreement, no Certificateholders shall have any right to vote or in any manner otherwise control the operation and management of any Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to establish the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholders be under any liability to any third Person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

       (c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon, under or with respect to this Agreement against the Depositor, the Master Servicers or any successor to any such parties unless (i) such Certificateholder previously shall have given to the Certificate Trustee a written notice of a continuing default, as herein provided, (ii) the Holders of Certificates of a Series evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund for such Series shall have made written request upon the Certificate Trustee to institute such action, suit or proceeding in its own name as Certificate Trustee hereunder and shall have offered to the Certificate Trustee such reasonable indemnity as it may require against the costs and expenses and liabilities to be incurred therein or thereby, and (iii) the Certificate Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding.

       (d) No one or more Certificateholders shall have any right by virtue of any provision of this Agreement to affect the rights of any other Certificateholders or to obtain or seek to obtain priority or preference over any other such Certificateholder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Certificate Trustee shall be entitled to such relief as can be given either at law or in equity.

       Section 11.04.  Acts of Certificateholders.

       (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by an agent duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Certificate Trustee and, where it is expressly required, to the Depositor. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Certificate Trustee and the Depositor, if made in the manner provided in this Section 11.04.

       (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his or her authority. The fact and date of the execution of any such instrument or writing, or the authority of the individual executing the same, may also be proved in any other manner which the Certificate Trustee deems sufficient.

       (c) The ownership of Certificates (notwithstanding any notation of ownership or other writing on such Certificates, except an endorsement in accordance with Section 5.03 made on a Certificate presented in accordance with
Section 5.04) shall be proved by the Certificate Register, and none of the Certificate Trustee, the Depositor, any Master Servicer or any successor to any such parties shall be affected by any notice to the contrary.

       (d) Any request, demand, authorization, direction, notice, consent, waiver or other action of the Holder of any Certificate shall bind every future holder of the same Certificate and the Holder of every Certificate issued upon the registration of transfer or exchange thereof, if applicable, or in lieu thereof with respect to anything done, omitted or suffered to be done by the Certificate Trustee, the Depositor, the Master Servicer, the Custodian, or any of them, or any successor to any such party in reliance thereon, whether or not notation of such action is made upon such Certificates.

       (e) In determining whether the Holders of the requisite percentage of Certificates evidencing Fractional Undivided Interests have given any request, demand, authorization, direction, notice, consent or waiver hereunder, unless all Certificates are owned by the Certificate Trustee, Certificates owned by the Certificate Trustee, the Depositor, the Master Servicers or any sub-servicer engaged by a Master Servicer or any Affiliate thereof shall be disregarded, except as otherwise provided in Section 11.01(b) and except that, in determining whether the Certificate Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Certificates which the Certificate Trustee knows to be so owned shall be so disregarded. Certificates which have been pledged in good faith to the Certificate Trustee, the Depositor, a Master Servicer or any Affiliate thereof may be regarded as outstanding if the pledgor establishes to the satisfaction of the Certificate Trustee the pledgor's right to act with respect to such Certificates and that the pledgor is not an Affiliate of the Certificate Trustee, the Depositor or a Master Servicer, as the case may be.

       SECTION 11.05. GOVERNING LAW. THIS AGREEMENT AND THE CERTIFICATES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS RULES AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

       Section 11.06. Notices. All demands and notices hereunder shall be in writing and shall be deemed given when delivered at or mailed by registered mail, return receipt requested, postage prepaid, or by recognized overnight courier, to:

              (i) in the case of the Depositor, 2711 N. Haskell Avenue, Suite 900, Dallas, Texas 75204, Attention: Mr. Wade Walker, or to such other address as may hereafter be furnished to the other parties hereto in writing;

              (ii) in the case of BAFSB, 555 California Street, San Francisco, California 94104, Attention: Mr. David M. Grout, Vice President, or such other address as may hereafter be furnished to the other parties in writing;

              (iii) in the case of Cendant, 6000 Atrium Way, Mt. Laurel, New Jersey 08054, Attention: Ms. Elaine Monahan or such other address as may hereafter be furnished to the other parties in writing;

              (iv) in the case of the Certificate Trustee, at its Corporate Trust Office, or such other address as may hereafter be furnished to the other parties hereto in writing;

              (v) in the case of the Custodian, 330 Electronic Drive, Suite 140, Pasadena, California 91107, Attention: Catherine Nelms, or such other address as may hereafter be furnished to the other parties hereto in writing;

              (vi) in the case of the Rating Agencies, Moody's Investors Service, Inc., 99 Church Street, New York New York 10007, Attention: MBS Monitoring Department and Duff & Phelps Credit Rating Co., 17 State Street, 17th Floor, New York, New York 10004, Attention: Structured Finance Group; or

              (vii) in the case of BSMCC, 245 Park Avenue, New York, New York 10167, Attention: Ms. Mary Haggerty, or such other address as may hereafter be furnished to the other parties hereto in writing.

Any notice delivered to the Depositor, the Master Servicers, the Certificate Trustee, the Custodian or BSMCC under this Agreement shall be effective only upon receipt. Any notice required or permitted to be mailed to a Certificateholder, unless otherwise provided herein, shall be given by first-class mail, postage prepaid, at the address of such Certificateholder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

       Section 11.07. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severed from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

       Section 11.08. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

       Section 11.09. Article and Section Headings. The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

       Section 11.10. Counterparts. This Agreement may be executed in two or more counterparts each of which when so executed and delivered shall be an original but all of which together shall constitute one and the same instrument.

       Section 11.11 Notice to Rating Agencies. The Certificate Trustee shall use its best efforts to promptly provide notice to each Rating Agency with respect to each of the following of which it has actual knowledge:

       1.     any material change or amendment to this Agreement;

       2.     the occurrence of any Event of Default that has not been cured;

       3. the resignation or termination of a Master Servicer or the Certificate Trustee;

       4.     the repurchase or substitution of Mortgage Loans;

       5.     the final payment to Certificateholders; and

       6.     any change in the location of the Certificate Account.

       In addition, in accordance with Section 6.02, Section 3.12 and Section 3.13, the Certificate Trustee and the Master Servicer, respectively, shall promptly furnish to each Rating Agency copies of the following:

       1.     Each report to Certificateholders described in Section 6.02;

       2.     Each annual statement of compliance as described in Section 3.12;
and

       3. Each annual Independent public accountants' servicing report received as described in Section 3.13.

       IN WITNESS WHEREOF, the Depositor, BAFSB, Cendant, the Certificate Trustee and the Custodian have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.


                                           CMC SECURITIES CORPORATION III,
                                           as Depositor


                                           By: /s/ Andrew F.Jacobs
                                              ----------------------------------
                                           Name: Andrew F. Jacobs
                                           Title: Senior Vice President -
                                                  Asset and Liability Management

                                           BANK OF AMERICA, FSB, as Master
                                                  Servicer


                                           By: /s/ David M. Grout
                                              ----------------------------------
                                           Name: David Grout
                                                --------------------------------
                                           Title: Vice President
                                                 -------------------------------

                                           CENDANT MORTGAGE CORPORATION, as
                                           Master Servicer


                                           By: /s/ Joseph Suter
                                              ----------------------------------
                                           Name: Joseph Suter
                                                --------------------------------
                                           Title: Senior Vice President
                                                 -------------------------------

                                           THE FIRST NATIONAL BANK OF CHICAGO,
                                           as Certificate Trustee


                                           By: /s/ R. Tarnas
                                              ----------------------------------
                                           Name: R. Tarnas
                                                --------------------------------
                                           Title: Vice President
                                                 -------------------------------

                                           FIRST CHICAGO NATIONAL PROCESSING
                                           CORPORATION, as  Custodian


                                           By: /s/ Catherine Nelms
                                              ----------------------------------
                                           Name: Catherine Nelms
                                                --------------------------------
                                           Title: Staff Officer
                                                 -------------------------------





Pooling and Servicing Agreement - Signature Page

Accepted and Agreed as to
Sections 2.02, 2.04 and 2.05 and Article X

BEAR STEARNS MORTGAGE CAPITAL
  CORPORATION


By: /s/ Mary Haggerty
   --------------------------------
Name:  Mary Haggerty
     ------------------------------
Title: Vice President
      -----------------------------





Pooling and Servicing Agreement - Signature Page

STATE OF TEXAS       )
                     )  ss.:
COUNTY OF DALLAS     )

       On the 31st day of March, 1998 before me, a notary public in and for said State, personally appeared Andrew F. Jacobs, known to me to be a Senior Vice President of CMC Securities Corporation III, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

       IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                           /s/ Chris T. Krecek
                                           -------------------------------------
                                                  Notary Public


[Notarial Seal]





Pooling and Servicing Agreement - Signature Page

STATE OF CALIFORNIA         )
                            )  ss.:
COUNTY OF SAN FRANCISCO     )

       On the 30th day of March, 1998 before me, a notary public in and for said State, personally appeared David M. Grout, known to me to be a Vice President of Bank of America, FSB, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

       IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                           /s/ Frances S. Kawasaki
                                           -------------------------------------
                                                         Notary Public


[Notarial Seal]





Pooling and Servicing Agreement - Signature Page

STATE OF NEW JERSEY         )
                            )  ss.:
COUNTY OF BURLINGTON        )

       On the 27th day of March, 1998 before me, a notary public in and for said State, personally appeared Joseph Suter, known to me to be a Senior Vice President of Cendant Mortgage Corporation, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

       IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                           /s/ Michelle L. Krauss
                                           -------------------------------------
                                                         Notary Public


[Notarial Seal]





Pooling and Servicing Agreement - Signature Page

STATE OF ILL                )
                            )  ss.:
COUNTY OF COOK              )

       On the 30th day of March, 1998 before me, a notary public in and for said State, personally appeared R. Tarnas, known to me to be a Vice President of the First National Bank of Chicago, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

       IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                           /s/ Nilda Sierra
                                           -------------------------------------
                                                         Notary Public


[Notarial Seal]





Pooling and Servicing Agreement - Signature Page

STATE OF CALIFORNIA       )
                          )  ss.:
COUNTY OF LOS ANGELES     )

       On the 31 day of March, 1998 before me, a notary public in and for said State, personally appeared Catherine Nelms, known to me to be a Staff
Officer of First Chicago National Processing Corporation, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

       IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                            /s/ C. Hau
                                           -------------------------------------
                                                         Notary Public

[Notarial Seal]





Pooling and Servicing Agreement - Signature Page

                                                                       EXHIBIT A


                               FORM OF CERTIFICATE

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.01(b) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

                           CMO MORTGAGE PASS-THROUGH
                       CERTIFICATE, SERIES 1998-_________


           evidencing a beneficial interest in a pool of conventional single-family loans transferred to the Certificate Trustee referred to below by

                         CMC SECURITIES CORPORATION III

                                  serviced by

             Bank of America, FSB and Cendant Mortgage Corporation
                              as Master Servicers

              (This Certificate does not represent an interest in
                or obligation of CMC Securities Corporation III,
               Bank of America, FSB, Cendant Mortgage Corporation
                     or The First National Bank of Chicago)


No. 0001                                            100/100th Undivided Interest

       This certifies that THE FIRST NATIONAL BANK OF CHICAGO, is the registered owner of a 100/100th fractional undivided interest in a pool of conventional one- to four-family residences and individual condominium unit mortgage loans (the "Mortgage Loans") in the loan group (the "Mortgage Loan Group") assigned to the series (the "Series") of mortgage pass-through certificates (the "Certificates") referred to above and transferred to the Certificate Trustee referred to below by CMC Securities Corporation III ("CMCSC III"). The Mortgage Loan Group was created pursuant to a Pooling and Servicing Agreement dated as of March 1, 1998 (the "Agreement") among CMCSC III, Bank of America, FSB and Cendant Mortgage Corporation, as master servicers (collectively, the Master Servicers"), and The First National Bank of Chicago, as certificate trustee (the "Certificate Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinbelow. Mortgage Loans having an aggregate principal amount of $________ as of March 1, 1998 (the "Cut-Off Date"), after deducting all payments due on or before the Cut-Off Date, were transferred and assigned to the Mortgage Loan Group for this Series. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the holder of this Certificate by virtue of the acceptance hereof assents and by which such holder is bound. Capitalized terms not defined herein shall have the meanings set forth in the Agreement.

       Pursuant to the Agreement, the Certificate Trustee will distribute on the 25th day of the month, or if such day is not a Business Day, then the next succeeding Business Day, beginning in April 1998 (each, a "Distribution Date"), to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month of such Distribution Date, such Person's pro rata share (based on the aggregate fractional undivided interest evidenced by this Certificate) of the aggregate amount required to be distributed to the Holders of the Series 1998-1 Certificates pursuant to
Section 6.01 of the Agreement. For the purposes hereof, amounts received in connection with the liquidation of defaulted Mortgage Loans in the Mortgage Loan Group through Insurance Proceeds, foreclosure or trustee's sales proceeds or otherwise, shall be deemed to be amounts received on Mortgage Loans in the Mortgage Loan Group.

       Distributions on this Certificate will be made by the Certificate Trustee by wire transfer in immediately available funds for the account of the Person entitled thereto as specified by such Person in accordance with the terms of the Agreement or by such other method as shall be acceptable to both the Certificate Trustee and such Person. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Certificate Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Certificate Trustee in the City of Chicago, in the State of Illinois.

       Unless the certificate of authentication hereon has been executed by the Certificate Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

       This Certificate is one of a duly authorized issue of Certificates designated as set forth above (herein called the "Certificates") and representing the fractional undivided interest in the Trust Fund created pursuant to the Agreement.

       The Certificates do not represent an obligation of, or an interest in, CMCSC III, the Master Servicers, or the Certificate Trustee and are not insured or guaranteed by any governmental agency or other entity. The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans in the Mortgage Loan Group, all as more specifically set forth hereinabove and in the Agreement.

       As provided in the Agreement, withdrawals from the Certificate Account may be made by the Certificate Trustee from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement to the related Master Servicers of certain expenses incurred, by them in connection with the Mortgage Loans in the Mortgage Loan Group.

       The Agreement permits, with respect to this Series and with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Master Servicers and the rights of the Certificateholders of this Series under the Agreement at any time by CMCSC III, the Master Servicers and the Certificate Trustee with the consent of BSMCC and the holders of Certificates of this Series evidencing fractional undivided interests aggregating not less than 51% of the Trust Fund. Any such amendment or modification shall be effective only as to this Series. Any consent to such an amendment or modification by the holder of this Certificate shall be conclusive and binding on such holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefore or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the holders of any of the Certificates of this Series.

       As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register of the Certificate Registrar, which initially is The First National Bank of Chicago, upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar, duly executed by the holder hereof or such holder as attorney duly authorized in writing, and thereupon one or more new Certificates of this Series of authorized denominations evidencing the same aggregate fractional undivided interest in the Trust Fund will be issued to the designated transferee or transferees.

       The Certificates are issuable only as registered Certificates without coupons. As provided in the Agreement and subject to certain limitations therein set forth, Certificates in this Series are exchangeable for new Certificates of this Series of authorized denominations evidencing the same aggregate fractional undivided interest in the Trust Fund, as requested by the holder surrendering the same.

       No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

       CMCSC III, the Master Servicers, the Certificate Trustee, the Certificate Registrar and any agent of the Master Servicer, the Certificate Trustee or the Certificate Registrar may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither CMCSC III, the Master Servicers, the Certificate Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

       The obligations created by the Agreement and each Trust Fund shall terminate upon (i) the repurchase by or at the direction of BSMCC or its designee (or if BSMCC or its designee does not exercise such option, the Depositor), but only at the time specified below of all Mortgage Loans in the Mortgage Loan Group of such Series and all REO Property remaining in the Trust relating to such Mortgage Loan Group at a price equal to the aggregate Class Current Principal Balances of the Outstanding Bonds of the related Bond Group, plus accrued and unpaid interest thereof through the end of the month preceding the month in which such purchase occurs; or (ii) the later of the making of the final payment or other liquidation, or any advance with respect thereto, of the last Mortgage Loan remaining in the Trust Fund of such Series or the disposition of all property acquired with respect to any Mortgage Loan of such Series.

       The right of BSMCC or its designee or the Depositor, as the case may be, to repurchase all Mortgage Loans in a Mortgage Loan Group as described in item
(i) above shall be exercisable only if the aggregate unpaid principal balance of the Mortgage Loans in such Mortgage Loan Group at the time of any such repurchase is less than 5% of the portion of the Cut-off Date Balance allocable to such Mortgage Loan Group.

       The Certificate Trustee's signature shall be for authentication purposes only and neither the Certificate Trustee nor any person signing on its behalf shall have liability on this Certificate (other than for the certificate of authentication).



                  [Remainder of Page Intentionally Left Blank]

       IN WITNESS WHEREOF, CMCSC III has caused this Certificate to be duly executed.


                                           CMC SECURITIES CORPORATION III



                                           By:
                                              ----------------------------------
                                                  Wade Walker
                                                  Vice President

Attest


----------------------------
Assistant Secretary


               CERTIFICATE TRUSTEE'S CERTIFICATE OF AUTHENTICATION


                                   This is one of the Certificates referred to in the within-mentioned Agreement.

                                   THE FIRST NATIONAL BANK OF CHICAGO,
                                   as Certificate Trustee



                                   By:
                                      ------------------------------------------
                                           Name:
                                                  ------------------------------
                                           Title:
                                                  ------------------------------


Dated: March 31, 1998

                                   ASSIGNMENT

       FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto
_______________________________________________________________ (Please print or typewrite name and address including postal zip code of assignee)

a fractional undivided interest equal to ______________________ of the Fractional Undivided Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register.

       I (we) further direct the Certificate Registrar to issue a new Certificate of like Series of a fractional undivided interest equal to _____________________________________________, to the above named assignee and deliver such Certificate to the following address:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Dated:
      --------------------

                                   ---------------------------------------------
tax identification                 Signature by or on behalf of assignor
no. of assignee:                   (signature must be signed as registered)


-------------------                ---------------------------------------------
                                   (signature must be guaranteed by a
                                   commercial bank or trust company or
                                   a member firm of a major stock exchange)


       The assignee should include the following for the information of the Certificate Trustee:

       Distributions shall be made by wire transfer in immediately available funds to
__________________________________________________________________________ for
the account
of__________________________________________________________________ account number ______________________________________________________, or, if mailed by check, to __________________________________________.  Applicable statements should be mailed to__________________________________________________
________________________________________________________________________________
________________________________________.

       This information is provided by _____________________________ the assignee named above, or _____________________________________ as its agent.

                                                                     EXHIBIT B-1


                         GROUP 1 MORTGAGE LOAN SCHEDULE

                             (Intentionally Omitted)

                                                                     EXHIBIT B-2


                         GROUP 2 MORTGAGE LOAN SCHEDULE

                             (Intentionally Omitted)

                                   EXHIBIT B-3


                         GROUP 3 MORTGAGE LOAN SCHEDULE

                             (Intentionally Omitted)

                                    EXHIBIT C

                     REPRESENTATIONS AND WARRANTIES OF BSMCC
                          CONCERNING THE MORTGAGE LOANS


       The Seller hereby represents and warrants to the Purchaser as of the Closing Date or such other date as may be specified below with respect to the Mortgage Loans being sold by it that:

       (a) the Mortgage creates a first lien or a first priority ownership interest in the estate in fee simple in real property securing the related Mortgage Note, free and clear of all adverse claims, liens and encumbrances having priority over the first lien of the Mortgage subject only to (1) the lien of non-delinquent current real property taxes and assessments not yet due and payable, (2) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording which are acceptable to mortgage lending institutions generally and either (A) which are referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan, or (B) which do not adversely affect the appraised value of the Mortgaged Property as set forth in such appraisal, and
(3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property;

       (b) the terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments which have been recorded to the extent any such recordation is required by applicable law, and copies of which written instruments are included in the Mortgage File; and no other instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, from the terms thereof in connection with an assumption agreement, which assumption agreement is part of the Mortgage File and the terms of which are reflected in the Mortgage Loan Schedule;

       (c) all buildings upon the Mortgaged Property are insured by a generally acceptable insurer pursuant to standard hazard insurance policies and all such standard hazard policies are in effect and on the date of origination contained a standard mortgagee clause naming BAFSB, BANTSA or Cendant, as applicable, and its respective successors in interest as loss payee, and such policies are still in effect and all premiums due thereon have been paid; if the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency is having special flood hazards under the Flood Disaster Protection Act of 1973, as amended, such Mortgaged Property is covered by flood insurance in an amount not less than that set forth in Section 3.10(d); the Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor;

       (d) any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loan have been complied with in all material respects;

       (e) subject to permitted exceptions set forth in (a), the Mortgage is a valid, subsisting and enforceable first lien on the related Mortgaged Property, including all buildings on such Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems affixed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing securing the Mortgage Note's original principal balance; the Mortgage and the Mortgage Note do not contain any evidence of any other security interest or other interest or right thereto; such lien is free and clear of all adverse claims, liens and encumbrances having priority over the first lien of the Mortgage subject only to permitted encumbrances set forth in clause (a)(1), (2) and (3) herein; any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting and enforceable first lien and first priority security interest on the property described therein;

       (f) the Mortgage Note and the related Mortgage are original and genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in all respects in accordance with its terms subject to bankruptcy, insolvency and other laws of general application affecting the rights of creditors, and the Seller has taken all action necessary to transfer such rights of enforceability to the Purchaser; all parties to the Mortgage Note and the Mortgage had the legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage; and the Mortgage Note and the Mortgage have been duly and properly executed by such parties; the proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site improvements and as to disbursements of any escrow funds therefor have been complied with;

       (g) the Mortgage Loan is covered by an ALTA lender's title insurance policy or other generally acceptable form of policy of title insurance, issued by a title insurer qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (a) (1), (2) and (3) above) BAFSB, BANTSA or Cendant, as applicable, its respective successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan; BAFSB, BANTSA or Cendant, as applicable, is the sole insured of its respective lender's title insurance policy, such respective lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement and the Pooling and Servicing Agreement and will inure to the benefit of the Purchaser and its assigns without any further act; and no claims have been made under such lender's title insurance policy, and no prior holder of the related Mortgage has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy;

       (h) the Mortgage Loan was originated or acquired by BAFSB or BANTSA, in the case of a BA Mortgage Loan, or Cendant, in the case of a Cendant Mortgage Loan; the Mortgage Loan complies in all material respects with all the terms, conditions and requirements of the underwriting standards of BAFSB, BANTSA or Cendant, as applicable, in effect at the time of origination of such Mortgage Loan; provided, however, that certain Mortgage Loan may have characteristics outside of such underwriting guidelines where compensating factors are present such as are acceptable to the mortgage banking industry; the Mortgage Notes and Mortgage are on uniform Fannie Mae/Freddie Mac instruments or are on forms acceptable to Fannie Mac or Freddie Mac; the Mortgage Loan bears interest at a fixed rate as set forth in the Mortgage Loan Schedule, and Monthly Payments under the Mortgage Note are due and payable on the first day of each month; and the Mortgage Loan contains the usual and enforceable provisions of the originator at the time of origination for the acceleration of the payment of the unpaid principal amount if the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder;

       (i) the related Mortgage contains enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including (1) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (2) otherwise by judicial foreclosure; and there is no homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage;

       (j) if the Mortgage constitutes a deed of trust, a trustee, duly qualified if required under applicable law to act as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale or attempted sale after default by the Mortgagor;

       (k) the Mortgage File contains an appraisal of the related Mortgaged Property made and signed prior to the final approval of the mortgage loan application by a Qualified Appraiser (as defined in the BA Agreement and the Cendant Agreement), approved by BAFSB, BANTSA or Cendant, as applicable; and the appraisal is in a form generally acceptable to Fannie Mae or Freddie Mac;

       (l) the related Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to above and such collateral does not serve as security for any other obligation;

       (m) the Mortgagor has received all disclosure materials required by applicable law with respect to the making of mortgage loans similar to the related Mortgage Loan;

       (n) the Mortgage Loan has an original term to maturity of not more than thirty years, with interest payable in arrears on the first day of each month; and the Mortgage Loan does not contain terms or provisions which would result in negative amortization;

       (o) each of the Mortgaged Properties consists of a single parcel of real property with a single-family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit in a condominium project or an individual unit in a planned unit development; no Mortgaged Property consists of a single parcel of real property with a cooperative housing development erected thereon; no Mortgaged Property is a a mobile home or manufactured dwelling; and to the best of the Seller's knowledge each Mortgaged Property is lawfully occupied under applicable law;

       (p)    [RESERVED]

       (q) the assignment of Mortgage from the Seller to the Certificate Trustee is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the related Mortgaged Property is located;

       (r) Each of BAFSB, BANTSA and Cendant is, and each Mortgage Loan was originated by, a savings and loan association, savings bank, commercial bank, credit union, insurance company or similar institution which is supervised and examined by a federal or State authority, or by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Section 203 and 211 of the National Housing Act;

       (s) the information set forth in the Final Mortgage Loan Schedule is true, complete and correct in all material respects as of the Cut-off Date;

       (t) the Mortgage Loan has not been delinquent thirty (30) days or more on more than one occasion during the twelve months preceding the Cut-off Date; and as of the Closing Date, the Mortgage Loan is not delinquent in payment more than 30 days and has not been dishonored; there are no defaults under the terms of the Mortgage Loan; and, except in the case of a Buydown Loan, none of the Seller, BAFSB, BANTSA or Cendant has advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the Mortgaged Party subject to the related Mortgage, directly or indirectly, for the payment of any amount required by the Mortgage Loan;

       (u) there are no delinquent taxes or other outstanding charges affecting the related Mortgaged Property, and there are no liens against the Mortgaged Property resulting from any delinquent assessments;

       (v) the Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render the Mortgage Note or Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

       (w) the Mortgage has not been satisfied, canceled or subordinated, in whole or in part, or rescinded, and the Mortgaged Property has not been released from the lien of such Mortgage, in whole or in part, except with respect to certain releases in part that do not materially affect the value of the Mortgaged Property, nor has any instrument been executed that would effect any such satisfaction, release, cancellation, subordination or rescission;

       (x) immediately prior to the transfer and assignment to the Purchaser, the Mortgage Note and the Mortgage were not subject to an assignment or pledge, and the Seller had good and marketable title to and was the sole owner thereof and had full right to transfer and sell the Mortgage Loan to the Purchaser free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest;

       (y) there is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event permitting acceleration; and neither the Seller nor any prior mortgagee has waived any default, breach, violation or event permitting acceleration;

       (z) there are no mechanics', or similar liens or claims which have been filed for work, labor or material affecting the related Mortgaged Property which are or may be liens to or equal to the lien of the related Mortgage;

       (aa) all improvements subject to the Mortgage lie wholly within the boundaries and building restriction lines of the Mortgaged Property (and wholly within the project with respect to a condominium unit) except for de minimis encroachments permitted by the Fannie Mae Guide (MBS Special Servicing Option) and noted on the appraisal, and no improvements on adjoining properties encroach upon the Mortgaged Property except those which are insured against by the title insurance policy referred to in clause (g) above and, all improvements on such Mortgaged Property comply with all applicable zoning and subdivision laws and ordinances;

       (bb) the Mortgaged Property at origination of the Mortgage Loan was and currently is free of damage and waste or any such damage and waste is adequately covered by an insurance policy, and at origination of the Mortgage Loan there was, and there currently is, no proceeding pending for the total or partial condemnation thereof;

       (cc) no Mortgage Loan has a Loan-to-Value Ratio in excess of 95.00%. The original Loan-to-Value Ratio of each Mortgage Loan either was not more than 95.00% or the excess over 80.00% is insured as to payment defaults by a Primary Mortgage Insurance Policy issued by a primary mortgage insurer acceptable to Fannie Mae and Freddie Mac until the Loan-to-Value Ratio of such Mortgage Loan is reduced to 80.00%;

       (dd) All parties which have had any interest in the Mortgage, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (A) in substantial compliance with any and all applicable licensing requirements of the laws of the state wherein the related Mortgaged Property is located, and (B) (1) organized under the laws of such state, or (2) qualified to do business in such state, or (3) federal savings and loan associations, national banks, a Federal Home Loan Bank or the Federal Reserve Bank, or (4) not doing business in such state;

       (ee)   The Mortgage Loan does not contain "graduated payment" features;
and

       (ff)   The Mortgagor is not in bankruptcy.

       It is understood and agreed that the representations and warranties set forth herein will inure to the benefit of the Purchaser, its successors and assigns, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or assignment of Mortgage or the examination of any Mortgage File. Upon any substitution for a Mortgage Loan, the representations and warranties set forth above shall be deemed to be made by the Seller as to any Substitute Mortgage Loan as of the date of substitution.

       Upon discovery or receipt of notice by the Seller, the Purchaser or the Certificate Trustee of a breach of any representation or warranty of the Seller set forth herein which materially and adversely affects the value of the interests of the Purchaser, the Certificateholder or the Certificate Trustee in any of the Mortgage Loans delivered to the Purchaser pursuant to this Agreement, the party discovering or receiving notice of such breach shall give prompt written notice to the others. In the case of any such breach of a representation or warranty set forth herein, within 90 days from the date of discovery by the Seller, or the date the Seller is notified by the party discovering or receiving notice of such breach (whichever occurs earlier), the Seller will (i) cure or cause to be cured such breach in all material respects,
(ii) purchase or cause to be purchased the affected Mortgage Loan at the applicable Purchase Price or (iii) if within two years of the Closing Date, substitute or cause to be substituted a qualifying Substitute Mortgage Loan in exchange for such Mortgage Loan. The obligations of the Seller to cure, purchase or substitute (or to cause the cure, purchase or substitution of) a qualifying Substitute Mortgage Loan shall constitute the Purchaser's, the Certificate Trustee's and the Certificateholder's sole and exclusive remedy under this Agreement or otherwise respecting a breach of representations or warranties hereunder with respect to the Mortgage Loans, except for the obligation of the Seller to indemnify the Purchaser for such breach as set forth in and limited by Section 14 of the Mortgage Loan Purchase Agreement.

       Any cause of action against the Seller or relating to or arising out of a breach by the Seller of any representations and warranties made herein shall accrue as to any Mortgage Loan upon (i) discovery of such breach by the Seller or notice thereof by the party discovering such Breach and (ii) failure by the Seller to cure such breach, purchase such Mortgage Loan or substitute a qualifying Substitute Mortgage Loan pursuant to the terms hereof.

                                                                       EXHIBIT D

                    FORM OF REQUEST FOR RELEASE OF DOCUMENTS
To:    [Custodian]

RE: Pooling and Servicing Agreement dated as of March 1, 1998, among CMC Securities Corporation III, as
       Depositor, Cendant Mortgage Corporation and
       Bank of America, FSB, as Master Servicers, First Chicago National Processing Corporation, as Custodian, and The First National Bank of Chicago, as Certificate Trustee

       In connection with the administration of the Mortgage Loans held by you, as Custodian, pursuant to the above-captioned Pooling and Servicing Agreement, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:

Mortgagor Name, Address & Zip Code:

Reason for Requesting Documents (check one):

______ 1.     Mortgage Paid in Full and proceeds have been deposited into the
              Custodial Account

______ 2.     Foreclosure

______ 3.     Substitution

______ 4.     Other Liquidation

______ 5.     Nonliquidation                      Reason:
                                                         ---------------------
                                                  By:
                                                     -------------------------
                                                     (authorized signer)

                                                  Issuer:
                                                         ---------------------
                                                  Address:
                                                          --------------------
                                                  Date:
                                                       -----------------------

Custodian

First Chicago National Processing Corporation

Please acknowledge the execution of the above request by your signature and date below:


----------------------------                      ----------------------------
Signature                                         Date

Documents returned to Custodian:


----------------------------                      ----------------------------
Custodian                                         Date


Date:                      , 19
     ----------------------    --
                                   FIRST CHICAGO NATIONAL PROCESSING
                                    CORPORATION


                                   By:
                                      ------------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                                                       EXHIBIT E

                     FORM OF PURCHASER REPRESENTATION LETTER
                             [Purchaser Letterhead]
                                     [Date]


[Issuer]
[Certificate Registrar]
       and
[Seller #1]

Ladies and Gentlemen:

       In connection with the purchase by [Purchaser] from [Seller #1] of approximately $________________ aggregate principal amount of Pass-Through Certificates, CMC Securities Corporation III Collateralized Mortgage Obligations, Series 1998-1 ("the Certificates"), administered by CMC Securities Corporation III, we hereby represent and covenant to you the following:

i. [Purchaser] is acquiring the Certificates for itself and not for any other persons or entity.

ii. [Purchaser] is an "accredited investor" as defined in Rule 501(a) under the Securities Act of 1933 and is experienced in making investments in securities comparable to the Certificates.

iii. [Purchaser] has been furnished with all information regarding the Certificates which it has requested from [Seller #1] or [Issuer].

iv. [Purchaser] has not offered or sold any of the Certificates to, solicited offers to buy any Certificates from, or otherwise approached or negotiated with respect to the Certificates with, any prospective purchaser, or taken any other action which would result in a violation of Section 5 of the Securities Act of 1933 or any applicable state securities laws.

v. [Purchaser] is acquiring the Certificates for investment purposes and not with a view to resale.

vi. [Purchaser] will not transfer, sell, pledge, encumber or otherwise dispose of the Certificates in any manner which would result in a violation of Section 5 of the Securities Act of 1933 or any applicable state securities laws.[Purchaser] (i) is not an employee benefit plan, trust or account, including an individual retirement account, that is subject to the Employee Retirement Income Security Act of 1974, as amended, or that is described in
              Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended, (any such plan, trust or account being referred to as a "Plan") and (ii) has not acquired and is not acquiring the Certificates with plan assets, within the meaning of 29 CFR 2510.3-101, of a Plan.

                                           Very truly yours,

                                           [Purchaser]

                                           By:
                                              ----------------------------------
                                                  Name:
                                                        ------------------------
                                                  Title:
                                                         -----------------------

                                                                       EXHIBIT F
                                   [RESERVED]

                                                                       EXHIBIT G
                          FORM OF INITIAL CERTIFICATION

CMC Securities Corporation III
2711 N. Haskell, Suite 900
Dallas, Texas 75204

Cendant Mortgage Corporation
600 Atrium Way
Mt. Laurel, NJ 08054

Bank of America, FSB
50 California Street, 11th Floor
San Francisco, CA 94111

The First National Bank of Chicago
1 National Plaza, Suite 0126
Chicago, Illinois 60670

              Re: Pooling and Servicing Agreement dated as of March 1, 1998, among CMC Securities Corporation III, as depositor, Cendant Mortgage Corporation, Bank of America, FSB, as Master Servicers, First Chicago National Processing Corporation, as Custodian, and The First National Bank of Chicago, as Certificate Trustee Mortgage Pass-Through Certificates, Series 1998-1

Ladies and Gentlemen:

       In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement, the undersigned, hereby certifies that, except as otherwise noted on the attached exception report, that as to each Mortgage Loan listed on the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attachment hereto) it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that: (i) all documents required to be included in the Mortgage File pursuant to the Pooling and Servicing Agreement are in its possession; (ii) such documents have been reviewed by it and appear regular on their face, have, where applicable, been executed and relate to such Mortgage Loan; and (iii) based on examination by it, and only as to such documents, the information set forth in the Mortgage Loan Schedule as to Mortgagor Name, original principal balance and loan number respecting such Mortgage Loan is correct and accurately reflects the information in the Mortgage Loan File.

       The undersigned has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The undersigned makes no representation that any documents specified in subclauses (iv), (v) and (vii) of Section 2.01(c) should be included in any Mortgage File. The undersigned makes no representations as to: (i) the validity, legality, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

       Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

                                   By:
                                           -----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                                                       EXHIBIT H
                           FORM OF FINAL CERTIFICATION

CMC Securities Corporation III
2711 N. Haskell, Suite 900
Dallas, Texas 75204

Cendant Mortgage Corporation
600 Atrium Way
Mt. Laurel, NJ 08054

The First National Bank of Chicago
1 National Plaza, Suite 0126
Chicago, Illinois 60670

       Re: Pooling and Servicing Agreement dated as of March 1, 1998, among CMC Securities Corporation III, as depositor, Bank of America, FSB and Cendant Mortgage Corporation, as master servicers, First Chicago National Corporation, as custodian and The First National Bank of Chicago, as Certificate Trustee Mortgage Pass-Through Certificates, Series 1998-1

Ladies and Gentlemen:

       In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement, the undersigned, hereby certifies that, except as otherwise noted on the attached exception report, that as to each Mortgage Loan listed on the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attachment hereto) it has received the documents set forth in
Section 2.01 and has determined that (i) all documents required to be included in the Mortgage File pursuant to the Pooling and Servicing Agreement are in its possession; (ii) such documents have been reviewed by it and appear regular on their face, have, where applicable, been executed and relate to such Mortgage Loan; and (iii) based on examination by it, and only as to such documents, the information set forth in the Mortgage Loan Schedule as to Mortgagor name, original principal balance and loan number respecting such Mortgage Loan is correct and accurately reflects the information in the Mortgage Loan File.

       The undersigned has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling and Servicing

Agreement. The undersigned makes no representation that any documents specified in subclauses (iv), (v) and (vii) of Section 2.01(c) should be included in any Mortgage File. The undersigned makes no representations as to:
(i) the validity, legality, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

       Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.



                                   By:
                                           -----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                                                     EXHIBIT I-1

                       MASTER SERVICER'S REPORT (CENDANT)
                            (Intentionally Omitted)

                                                                     EXHIBIT I-2

                        MASTER SERVICER'S REPORT (BAFSB)
                            (Intentionally Omitted)

                                                                       EXHIBIT J
            LIST OF MORTGAGE LOANS FOR WHICH MORTGAGE NOTES ARE LOST

                            (Intentionally Omitted)